[ANNOTATED FORM N-CSR FOR ANNUAL REPORTS]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05624

Morgan Stanley Institutional Fund, Inc.
(Exact name of registrant as specified in charter)

1221 Avenue of the Americas 22nd Floor New York, NY			10020
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 1221 Avenue of the Americas, 33rd Floor New York, New York 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-221-6726

Date of fiscal year end:	12/31

Date of reporting period:	12/31/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2005 Annual Report

December 31, 2005

Morgan Stanley Institutional Fund, Inc.

Global and International Equity Portfolios	Fixed Income Portfolio

Active International Allocation	Emerging Markets Debt
Emerging Markets
Global Franchise	Money Market Portfolios
Global Value Equity
International Equity	Money Market
International Growth Equity	Municipal Money Market
International Magnum
International Real Estate
International Small Cap

U.S. Equity Portfolios

Focus Equity
Large Cap Relative Value
Small Company Growth
U.S. Large Cap Growth
U.S. Real Estate

2005 Annual Report

December 31, 2005

Table of Contents

Shareholder’s Letter	3
Performance Summary	4
Investment Overview and Portfolios of Investments
Global and International Equity Portfolios:
Active International Allocation	6
Emerging Markets	20
Global Franchise	27
Global Value Equity	31
International Equity	37
International Growth Equity	42
International Magnum	46
International Real Estate	53
International Small Cap	58

U.S. Equity Portfolios:
Focus Equity	63
Large Cap Relative Value	67
Small Company Growth	72
U.S. Large Cap Growth	77
U.S. Real Estate	82

Fixed Income Portfolio:
Emerging Markets Debt	87

Money Market Portfolios:
Money Market	93
Municipal Money Market	96

Statements of Assets and Liabilities	101
Statements of Operations	105
Statements of Changes in Net Assets	109
Financial Highlights	117
Notes to Financial Statements	133
Report of Independent Registered
Public Accounting Firm	143
Federal Income Tax Information	144
Director and Officer Information	146

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio’s investment policies to the prospective investor, please call 1-(800)-548-7786. Please read the prospectuses carefully before you invest or send money. Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management’s website: www.morganstanley.com/im.

2005 Annual Report

December 31, 2005

Shareholder’s Letter

Dear Shareholders:

We are pleased to present to you the Fund’s Annual Report for the year ended December 31, 2005. Our Fund currently offers 17 portfolios providing investors with a full array of global and domestic equity and fixed-income products. The Fund’s portfolios, together with the portfolios of the Morgan Stanley Institutional Fund Trust, provide investors with a means to help them meet specific investment needs and to allocate their investments among equities (e.g., value and growth; small, medium, and large capitalization), fixed income (e.g., short, medium, and long duration; investment grade and high yield) and cash (e.g., money market).

Sincerely,

Ronald E. Robison

President and Principal Executive Officer

January 2006

2

2005 Annual Report

December 31, 2005

Performance Summary

	Inception Dates			One Year Total Return
	Class A	Class B	Class A	Class B	Comparable Indices
Global and International Equity Portfolios:
Active International Allocation	1/17/92	1/2/96	14.85%	14.67%	13.54%	(1)
Emerging Markets	9/25/92	1/2/96	34.54	34.17	34.00	(2)
Global Franchise	11/28/01	11/28/01	11.91	11.53	9.49	(4)
Global Value Equity	7/15/92	1/2/96	5.81	5.59	9.49	(4)
International Equity	8/4/89	1/2/96	6.45	6.20	13.54	(1)
International Growth Equity†	12/27/05	12/27/05	—	—	—	(1)
International Magnum	3/15/96	3/15/96	11.35	11.04	13.54	(1)
International Real Estate	10/1/97	10/1/97	15.52	15.22	12.17	(3)
International Small Cap	12/15/92	—	13.07	—	26.19	(5)
U.S. Equity Portfolios:
Focus Equity	3/8/95	1/2/96	17.60	17.30	5.26	(6)
Large Cap Relative Value	1/31/90	1/2/96	10.07	9.81	7.05	(9)
Small Company Growth	11/1/89	1/2/96	13.55	13.35	4.15	(7)
U.S. Large Cap Growth	4/2/91	1/2/96	15.72	15.41	5.26	(6)
U.S. Real Estate	2/24/95	1/2/96	17.66	17.37	12.16	(8)
Fixed Income Portfolio:
Emerging Markets Debt	2/1/94	1/2/96	12.78	12.54	10.73	(10)
Money Market Portfolios:
Money Market	11/15/88	—	—	—	—
Municipal Money Market	2/10/89	—	—	—	—

Yield Information as of December 31, 2005

	7 Day	7 Day	30 Day	30 Day
	Current	Effective	Current	Comparable
	Yield††	Yield††	Yield†††	Yield
Money Market Portfolios:
Money Market	3.94%	4.01%	3.88%	3.60	% (11)
Municipal Money Market	3.02	3.07	2.72	2.51	(12)

†                       Performance figures are not supplied as the Portfolio commenced operations on December 27, 2005.

††                 The 7 day current yield and 7 day effective yield assume an annualization of the current yield with all dividends reinvested. As with all money market portfolios, yields will fluctuate as market conditions change and the 7 day yields are not necessarily indicative of future performance.

†††           The 30 day current yield reflects the net investment income generated by the Portfolio over a specified 30 day period expressed as an annual percentage. Expenses accrued for the 30 day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.

2005 Annual Report

December 31, 2005

Performance Summary (cont’d)

Five Year Average Annual Total Return				Ten Year Average Annual Total Return				Since Inception Average Annual Total Return
		Comparable				Comparable			Comparable Indices -		Comparable Indices -
Class A	Class B	Indices		Class A	Class B	Indices		Class A	Class A	Class B	Class B
5.08%	4.82%	4.55%	(1)	7.14%	—	5.84%	(1)	7.51%	7.02%	6.88%	5.83%	(1)
18.33	18.03	19.09	(2)	9.09	—	6.83	(2)	10.08	9.19	8.72	6.76	(2)
—	—	—	(4)	—	—	—	(4)	16.15	7.85	15.81	7.85	(4)
3.40	3.13	2.18	(4)	9.12	—	7.04	(4)	11.39	8.58	8.78	6.99	(4)
8.00	7.77	4.55	(1)	11.72	—	5.84	(1)	11.36	5.05	11.39	5.83	(1)
—	—	—	(1)	—	—	—	(1)	—	—	—	—	(1)
3.70	3.42	4.55	(1)	—	—	—	(1)	5.30	6.00	5.02	6.00	(1)
22.73	22.40	20.82	(3)	—	—	—	(3)	14.78	13.12	14.49	13.12	(3)
15.38	—	16.04	(5)	12.84	—	5.95	(5)	13.64	7.57	—	—	(5)

(0.09)	(0.34)	(3.58)	(6)	10.80	—	6.73	(6)	13.51	8.77	10.47	6.65	(6)
4.28	4.01	5.28	(9)	10.59	—	10.94	(9)	11.06	12.23	10.22	10.88	(9)
5.89	5.65	2.28	(7)	13.65	—	4.69	(7)	13.54	7.35	13.38	4.68	(7)
(0.60)	(0.86)	(3.58)	(6)	9.38	—	6.73	(6)	10.95	8.72	9.05	6.65	(6)
19.46	19.11	19.08	(8)	17.12	—	14.50	(8)	17.73	14.76	16.71	14.51	(8)

14.43	14.19	12.25	(10)	12.59	—	12.99	(10)	11.37	11.01	12.23	12.86	(10)
—	—	—		—	—	—		—	—	—	—
—	—	—		—	—	—		—	—	—	—

Performance data quoted assumes that all dividends and distributions, if any, were reinvested and represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.morganstanley.com/im or call 1-800-548-7786. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Indices:

(1)	MSCI EAFE (Europe, Australasia, and Far East)	(8)	National Association of Real Estate Investment Trusts (NAREIT) Equity
(2)	MSCI Emerging Markets Free	(9)	Russell 1000 Value
(3)	FTSE EPRA/NAREIT Global Real Estate Index	(10)	J.P. Morgan Emerging Markets Global Bond
(4)	MSCI World	(11)	iMoneyNet Money Fund Comparable Yield
(5)	MSCI EAFE Small Cap Total Return	(12)	iMoneyNet Municipal Money Fund Comparable Yield
(6)	Russell 1000 Growth
(7)	Russell 2000 Growth

Investments in the Money Market or Municipal Money Market Portfolios are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market and Municipal Money Market Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these portfolios. Please read the Portfolios’ prospectuses carefully before you invest or send money.

2005 Annual Report

December 31, 2005

Investment Overview

Active International Allocation Portfolio

*      Minimum Investment

**   Commenced offering on January 2, 1996.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Multi-Cap Core Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio – Class A (4)	14.85%	5.08%	7.14%	7.51%
MSCI EAFE Index	13.54	4.55	5.84	7.02
Lipper International Multi-Cap
Core Funds Index	13.76	5.70	8.32	—
Portfolio – Class B (5)	14.67	4.82	—	6.88
MSCI EAFE Index	13.54	4.55	—	5.83
Lipper International Multi-Cap
Core Funds Index	13.76	5.70	—	8.26

(1)             The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI EAFE Index consists of the follow- ing 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Nether- lands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

(2)             The Lipper International Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Multi-Cap Core Funds classification.

(3)             Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)             Commenced operations on January 17, 1992

(5)             Commenced offering on January 2, 1996

(6)             For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no  guarantee of future results, and current performance may be lower or higher  than the figures shown. Performance assumes that all dividends and  distributions, if any, were reinvested. For the most recent month-end  performance figures, please visit morganstanley.com/im. Investment return  and principal value will fluctuate so that Portfolio shares, when redeemed,  may be worth more or less than their original cost. Total returns do not  reflect the deduction of taxes that a shareholder would pay on Portfolio  distributions or the redemption of Portfolio shares.

The Active International Allocation Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the Adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

Active International Allocation Portfolio

supervision and regulation, less liquidity and the potential for market volatility and political instability.

Performance

For the year ended December 31, 2005, the Portfolio had a total return based on net asset value per share of 14.85%, net of fees, for Class A shares and 14.67%, net of fees, for Class B shares compared to 13.54% for the Morgan Stanley Capital International (MSCI) EAFE Index (the “Index”).

Factors Affecting Performance

•                  Overall, the international equity markets posted a solid gain in 2005. After a relatively weak start, Japan was the strongest performer for the year. The Asia ex-Japan and Europe regions both posted respectable gains. In our view, it was a testament to the mystery of the markets that European equities did so well in 2005 -given poor economic performance, a European Union constitutional crisis, French immigrant riots, and a stalemated German election. The European Central Bank remained largely on hold, however; the weak Euro helped exports and business sentiment, and corporate profits were often very strong. The United Kingdom continued to struggle with slowing consumer spending and a cooling housing market, although the climate improved as the year progressed and the Bank of England implemented a rate cut in the fourth quarter.

•                  The Portfolio’s performance for the 12-month period benefited primarily from an overweight to Japan relative to the Index, an underweight to the United Kingdom,and exposure (roughly 4% of the total Portfolio) to emerging markets. Above-benchmark allocations to Hong Kong and Switzerland detracted from performance.

•                  From a sector perspective, the Portfolio’s overweighted positions relative to the Index in materials, industrials and energy contributed to performance. Anunderweight to healthcare and a slight overweight to information technology were a drag to performance.

Management Strategies

•                  Throughout the period, our view was that the potential for returns in the international equity market outweighed the risks. Accordingly, the Portfolio was fully invested. Consistent with our long-standingdiscipline, we focused on trying to identify the major regions and sectors that offered the most upside, based on at least a six-month horizon.

•                  We like the economic and sentiment news we have recently seen out of Europe. At the close of the period, the Portfolio was marginally overweighted versus the Index in Germany, based on our view that the country represented an attractively valued, cyclical European market. The Portfolio has been underweight in the United Kingdom for some time.

•                  Although the Index does not include emerging markets,the Portfolio included a small stake in emerging markets, with a sprinkling in Brazil, Turkey, Russia, Poland, among others. Emerging markets have been driven higher by earnings growth; hence on a relative basis, we believe emerging markets are not wildly overpriced at this time.

•                  As of the close of the period, global earnings growth, though off-peak, appears to us to be healthy and supported by quiescent labor costs and reform-driven productivity. So far, the baton of economic growth has seemed to be passing with decent precision from Chinese fixed investment and the U.S. consumer to the Chinese consumer, U.S. business, Japan and Europe. In the U.S., economic growth remains on track, unemployment is low, and the Federal Open Market Committee (the “Fed”) has room to take rates higher, should it need to. European and Japanese central banks have appeared to follow the Fed’s cautionary lead of not being overly zealous. That said, we see potential risk to international equities from a range of factors, such as a U.S. housing market decline, an inability to fund the U.S. deficit, and an exogenous or financial shock which throttles global growth.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b- 1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

Active International Allocation Portfolio

estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	July 1, 2005 —
	Account Value	December 31,	December 31,
	July 1, 2005	2005	2005
Class A
Actual	$1,000.00	$1,169.80	$4.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08

Class B
Actual	1,000.00	1,169.90	5.69
Hypothetical (5% averageannual return before expenses)	1,000.00	1,019.96	5.30

*  Expenses are equal to Class A and Class B annualized net expense ratios of 0.80% and 1.04%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by  industry and/or security type, as a percentage of total  investments.

*                 Industries which do not appear in the above graph, as well as those which represent  less than 5% of total investments, if applicable, are included in the category  labeled “Other”.

January 2006

2005 Annual Report

December 31, 2005

Portfolio of Investments

Active International Allocation Portfolio

		Value
	Shares	(000)
Common Stocks (91.4%)
Australia (3.0%)
Alumina Ltd.	91,525	$498
Amcor Ltd.	(c)71,068	389
AMP Ltd.	42,736	241
Ansell Ltd.	5,679	46
Australia & New Zealand Banking Group Ltd.	46,465	816
Australian Gas Light Co., Ltd.	(c)14,942	188
BHP Billiton Ltd.	282,988	4,721
BlueScope Steel Ltd.	(c)57,822	296
Boral Ltd.	47,082	280
Brambles Industries Ltd.	31,812	236
Caltex Australia Ltd.	29,853	424
Coca-Cola Amatil Ltd.	(c)16,776	95
Coles Myer Ltd.	(c)34,518	258
Commonwealth Bank of Australia	38,394	1,204
CSL Ltd.	(c)2,842	89
CSR Ltd.	76,379	195
Foster’s Group Ltd.	65,602	268
Insurance Australia Group Ltd.	54,613	217
James Hardie Industries N.V.	37,648	248
John Fairfax Holdings Ltd.	(c)32,240	95
Leighton Holdings Ltd.	(c)7,115	93
Lend Lease Corp., Ltd.	13,618	145
Macquarie Bank Ltd.	6,715	336
Macquarie Infrastructure Group	72,726	190
Mayne Pharma Ltd.	(a)22,671	42
National Australia Bank Ltd.	51,258	1,218
Newcrest Mining Ltd.	26,212	467
OneSteel Ltd.	(c)44,821	110
Orica Ltd.	(a)22,596	338
Origin Energy Ltd.	(c)213,888	1,178
PaperlinX Ltd.	(c)36,382	102
Patrick Corp., Ltd.	30,000	163
QBE Insurance Group Ltd.	(c)22,311	321
Rinker Group Ltd.	75,117	906
Rio Tinto Ltd.	(c)24,545	1,242
Santos Ltd.	157,070	1,411
Sonic Healthcare Ltd.	5,616	61
Stockland	1,020	5
Stockland (New)	22	@—
Suncorp-Metway Ltd.	17,718	261
Symbion Health Ltd.	28,935	75
TABCORP Holdings Ltd.	13,036	149
Telstra Corp., Ltd.	69,366	200
Transurban Group	18,215	88
Wesfarmers Ltd.	(c)12,074	327
Westpac Banking Corp.	54,298	906
Woodside Petroleum Ltd.	85,928	2,470
Woolworths Ltd.	32,252	399
		24,007
Austria (0.9%)
Bank Austria Creditanstalt AG	(c)4,989	555
Boehler-Uddeholm AG	607	103
Erste Bank der Oesterreichischen Sparkassen AG	39,914	2,223
Flughafen Wien AG	3,439	246
IMMOFINANZ Immobilien Anlagen AG	(a)43,746	$420
Mayr-Melnhof Karton AG	1,261	176
OMV AG	25,691	1,506
RHI AG	(a)(c)4,852	131
Telekom Austria AG	36,248	815
Verbund-Oesterreichische Elektrizitaetswirtschafts
AG, Class A	1,230	439
Voestalpine AG	1,155	116
Wienerberger AG	4,544	182
		6,912
Belgium (0.8%)
AGFA-Gevaert N.V.	4,251	77
Bekaert S.A.	539	50
Belgacom S.A.	6,763	221
Dexia	58,800	1,356
Fortis	90,067	2,873
KBC Groupe N.V.	8,105	755
Solvay S.A., Class A	3,669	404
UCB S.A.	6,911	325
Umicore	1,150	136
		6,197
Brazil (1.1%)
AmBev	241,555	78
AmBev (Preference)	1,200,781	461
Aracruz Celulose S.A., Class B (Preference)	31,988	127
Arcelor Brasil S.A.	5,403	65
Banco Bradesco S.A. (Preference)	29,000	840
Banco Itau Holding Financeira S.A. (Preference)	30,170	726
Brasil Telecom Participacoes S.A. (Preference)	16,991,044	125
Caemi Mineracao e Metalurgica S.A. (Preference)	119,500	174
CEMIG S.A. (Preference)	7,110,000	289
Cia Brasileira de Distribuicao Grupo Pao de
Acucar ADR (Preference)	(c)900	30
Cia Siderurgica Nacional S.A.	5,976	128
Contax Participacoes S.A.	9,831	12
CVRD, Class A (Preference)	40,221	1,440
Electrobras S.A., Class B (Preference)	8,073,614	137
Embraer (Preference)	24,416	240
Embratel Participacoes S.A. (Preference)	(a)7,843,216	23
Gerdau S.A. (Preference)	15,500	260
Klabin S.A. (Preference)	43,000	76
Petrobras S.A. (Preference)	158,500	2,522
Sadia S.A. (Preference)	34,500	97
Souza Cruz S.A.	5,800	72
Tele Centro Oeste Celular Participacoes S.A.	5,908	68
Tele Norte Leste Participacoes S.A. (Preference)	20,831	370
Telesp Celular Participacoes S.A. (Preference)	(a)13,125	50
Unibanco ADR	(c)5,650	359
Usiminas S.A., Class A (Preference)	7,400	176
Votorantim Celulose e Papel S.A. (Preference)	5,968	74
		9,019
Denmark (0.6%)
AP Moller - Maersk A/S	74	766
Danske Bank A/S	34,745	1,224
DSV A/S	1,175	145

8	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Denmark (cont’d)
GN Store Nord A/S	21,800	$285
Novo-Nordisk A/S, Class B	17,800	1,001
Novozymes A/S, Class B	3,014	165
TDC A/S	11,000	659
Vestas Wind Systems A/S	(a)10,650	175
		4,420
Finland (1.2%)
Cargotec Corp., Class B	(a)2,604	90
Fortum Oyj	16,886	317
Kesko Oyj, Class B	4,358	124
Kone Oyj, Class B	(a)5,208	207
Metso Oyj	7,730	212
Neste Oil Oyj	(a)6,952	196
Nokia Oyj	323,165	5,911
Outokumpu Oyj	(c)15,450	229
Sampo Oyj, Class A	22,919	399
Stora Enso Oyj, Class R	33,411	452
TietoEnator Oyj	10,536	385
UPM-Kymmene Oyj	29,359	576
Uponor Oyj	(c)2,904	62
Wartsila Oyj, Class B	4,034	119
		9,279
France (6.9%)
Accor S.A.	(c)18,464	1,016
Alcatel S.A.	(a)87,177	1,081
Alstom	(a)6,792	391
Atos Origin S.A.	(a)1,557	103
Autoroutes du Sud de la France	5,067	300
AXA S.A.	142,852	4,610
BNP Paribas S.A.	75,639	6,120
Bouygues S.A.	16,979	830
Business Objects S.A.	(a)4,600	186
Cap Gemini S.A.	(a)13,124	527
Carrefour S.A.	31,579	1,480
Casino Guichard Perrachon S.A.	(c)3,591	239
Cie de Saint-Gobain	18,247	1,085
Cie Generale d’Optique Essilor International S.A.	3,527	285
CNP Assurances	5,372	424
Credit Agricole S.A.	34,585	1,089
Dassault Systemes S.A.	4,244	240
France Telecom S.A.	75,785	1,883
Gecina S.A. REIT	3,084	354
Groupe Danone	(c)13,945	1,457
Hermes International	445	111
Imerys S.A.	1,967	142
Klepierre REIT	2,600	244
L’Air Liquide S.A.	5,939	1,142
L’Oreal S.A.	2,146	160
Lafarge S.A.	(c)9,247	832
Lagardere S.C.A.	6,292	484
LVMH Moet Hennessy Louis Vuitton S.A.	10,888	967
Michelin (CGDE), Class B	4,696	264
Neopost S.A.	2,457	246
Pernod-Ricard S.A.	(c)1,088	190
Peugeot S.A.	(c)5,348	$308
PPR S.A.	2,823	318
Publicis Groupe	4,217	147
Renault S.A.	(c)5,505	449
Safran S.A.	4,910	117
Sanofi-Aventis S.A.	(c)65,208	5,713
Schneider Electric S.A.	13,164	1,174
Societe BIC S.A.	1,627	97
Societe Generale	29,834	3,670
Societe Television Francaise 1	(c)5,196	144
Sodexho Alliance S.A.	(c)10,220	421
Suez S.A. (VVPR-strip)	(a)2,940	@—
Suez S.A.	34,213	1,065
Technip S.A.	1,528	92
Thales S.A.	(c)6,720	305
Thomson	(c)10,855	227
Total S.A.	34,878	8,762
Unibail	4,206	560
Valeo S.A.	5,295	197
Veolia Environnement	(c)7,021	318
Vinci S.A.	(c)8,430	725
Vivendi Universal S.A.	39,320	1,232
Zodiac S.A.	631	40
		54,563
Germany (6.9%)
Adidas-Salomon AG	2,861	542
Allianz AG (Registered)	36,512	5,530
Altana AG	5,626	306
BASF AG	29,360	2,249
Bayer AG	35,613	1,488
Bayerische Hypo-und Vereinsbank AG	(a)72,962	2,212
Beiersdorf AG	6,137	756
Celesio AG	2,419	208
Commerzbank AG	91,364	2,814
Continental AG	5,688	505
DaimlerChrysler AG	38,537	1,968
Deutsche Bank AG (Registered)	52,584	5,098
Deutsche Boerse AG	20,350	2,085
Deutsche Lufthansa AG (Registered)	18,151	269
Deutsche Post AG (Registered)	(c)64,771	1,570
Deutsche Telekom AG (Registered)	(c)165,931	2,766
Douglas HoldingAG	1,380	53
E. ON AG	51,698	5,349
Epcos AG	(a)3,649	48
Fresenius Medical Care AG	(c)4,509	475
Fresenius Medical Care AG (Preference)	300	28
Henkel KGaA (Non-VotingShares)	4,261	429
Hochtief AG	700	31
Hypo Real Estate HoldingAG	16,900	880
InBev N.V.	3,651	159
Infineon Technologies AG	(a)28,610	262
KarstadtQuelle AG	(a)(c)714	11
Linde AG	4,994	389
MAN AG	9,024	482
Merck KGaA	4,664	386
Metro AG	13,436	649

The accompanying notes are an integral part of the financial statements.	9

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Germany (cont’d)
Muenchener Rueckversicherungs AG (Registered)	8,843	$1,197
Porsche AG (Non-VotingShares)	365	262
ProSiebenSAT.1 Media AG (Non-VotingShares)	3,088	60
Puma AG Rudolf Dassler Sport	957	279
RWE AG	30,540	2,262
RWE AG (Non-VotingShares)	900	58
SAP AG	18,279	3,314
ScheringAG	11,591	777
Siemens AG (Registered)	58,294	4,997
ThyssenKrupp AG	20,103	419
TUI AG	(c)15,183	311
Volkswagen AG	(c)10,014	529
Volkswagen AG (Non-VotingShares)	5,035	194
Wincor Nixdorf AG	1,324	140
		54,796
Greece (0.2%)
Alpha Bank A.E.	11,274	330
EFG Eurobank Ergasias S.A.	6,542	207
National Bank of Greece S.A.	14,133	602
OPAP S.A.	12,910	445
Titan Cement Co., S.A.	3,150	128
		1,712
HongKong(4.2%)
Bank of East Asia Ltd.	344,594	1,042
BOC HongKong Holdings Ltd.	782,500	1,504
Cathay Pacific Airways Ltd.	(c)214,000	374
Cheung Kong Holdings Ltd.	(c)335,000	3,437
Cheung Kong Infrastructure Holdings Ltd.	107,000	337
CLP Holdings Ltd.	348,800	2,024
Esprit Holdings Ltd.	206,000	1,464
Hang Lung Properties Ltd.	408,000	637
Hang Seng Bank Ltd.	(c)145,900	1,904
Henderson Land Development Co., Ltd.	(c)145,000	683
Hong Kong & China Gas Co., Ltd.	839,079	1,791
Hong Kong Exchanges & Clearing Ltd.	221,000	916
Hong Kong Electric Holdings Ltd.	298,000	1,476
Hopewell Holdings Ltd.	131,000	329
Hutchison Telecommunications International, Ltd.	(a)281,000	406
Hutchison Whampoa Ltd.	451,200	4,297
Hysan Development Co., Ltd.	135,958	337
Johnson Electric Holdings Ltd.	332,000	315
Kerry Properties Ltd.	89,250	236
Kingboard Chemical Holdings Ltd.	103,500	280
Li & FungLtd.	341,000	657
Link REIT (The)	(a)349,000	662
MTR Corp.	(c)293,585	577
New World Development Ltd.	479,598	659
PCCW Ltd.	(c)775,411	477
SCMP Group Ltd.	18,000	7
Shangri-La Asia Ltd.	212,424	355
Sino Land Co.	(c)274,109	332
Sun Hung Kai Properties Ltd.	(c)268,000	2,610
Swire Pacific Ltd., Class A	184,000	1,652
Techtronic Industries Co.	186,500	444
Television Broadcasts Ltd.	58,000	$308
Wharf Holdings Ltd.	266,600	942
Yue Yuen Industrial Holdings Ltd.	101,500	283
		33,754
Ireland (0.4%)
Allied Irish Banks plc	45,808	979
Bank of Ireland	53,484	842
CRH plc	29,769	876
DCC plc	1,882	40
Elan Corp. plc	(a)22,642	298
Grafton Group plc	(a)13,307	145
Independent News & Media plc	11,532	34
Irish Life & Permanent plc	3,435	70
		3,284
Italy (1.2%)
Alleanza Assicurazioni S.p.A.	(c)7,412	92
Assicurazioni Generali S.p.A.	12,537	438
Autogrill S.p.A.	(c)5,283	72
Autostrade S.p.A.	10,821	260
Banca Antonveneta S.p.A.	323	10
Banca Fideuram S.p.A.	2,390	13
Banca Intesa S.p.A.	87,231	462
Banca Intesa S.p.A. RNC	6,672	33
Banca Monte dei Paschi di Siena S.p.A.	6,867	32
Banca Nazionale del Lavoro S.p.A.	(a)9,649	32
Banca Popolare di Milano Scrl	2,043	23
Banche Popolari Unite Scrl	611	14
Banco Popolare di Verona e Novara Scrl	8,766	177
Benetton Group S.p.A.	1,341	15
Capitalia S.p.A.	2,980	17
Enel S.p.A.	28,852	227
ENI S.p.A.	149,164	4,138
Fiat S.p.A.	(a)(c)9,055	79
Finmeccanica S.p.A.	10,081	195
Italcementi S.p.A.	(c)1,087	20
Luxottica Group S.p.A.	3,903	99
Mediaset S.p.A.	9,656	102
Mediobanca S.p.A.	4,940	94
Mediolanum S.p.A.	(c)1,796	12
Pirelli & C S.p.A.	81,385	75
Riunione Adriatica di Sicurta S.p.A.	4,478	108
Sanpaolo IMI S.p.A.	36,041	564
Seat Pagine Gialle S.p.A.	(a)38,991	18
Snam Rete Gas S.p.A.	4,549	19
Telecom Italia S.p.A.	(c)314,268	915
Telecom Italia S.p.A. RNC	179,946	446
Tiscali S.p.A.	(a)(c)2,748	9
UniCredito Italiano S.p.A.	108,755	749
		9,559
Japan (28.6%)
77 Bank Ltd. (The)	64,000	486
Acom Co., Ltd.	(c)8,080	520
Advantest Corp.	(c)9,190	927
Aeon Co., Ltd.	39,200	998
Aeon Credit Service Co., Ltd.	2,100	199

10	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Japan (cont’d)
Aiful Corp.	7,150	$597
Ajinomoto Co., Inc.	62,400	639
Alps Electric Co., Ltd.	(c)15,800	220
Amada Co., Ltd.	26,000	229
Asahi Breweries Ltd.	(c)33,600	410
Asahi Glass Co., Ltd.	(c)108,800	1,406
Asahi Kasei Corp.	103,000	697
Asatsu-DK, Inc.	3,400	108
Astellas Pharma, Inc.	44,100	1,721
Bank of Fukuoka Ltd. (The)	86,000	736
Bank of Kyoto Ltd (The)	22,000	266
Bank of Yokohama Ltd. (The)	146,000	1,195
Benesse Corp.	5,000	175
Bridgestone Corp.	(c)84,000	1,749
Canon, Inc.	(c)69,800	4,085
Casio Computer Co., Ltd.	(c)33,600	563
Central Japan Railway Co.	124	1,189
Chiba Bank Ltd. (The)	61,000	512
Chiyoda Corp.	18,000	414
Chubu Electric Power Co., Inc.	(c)42,200	1,006
Chugai Pharmaceutical Co., Ltd.	20,607	442
Citizen Watch Co., Ltd.	(c)34,300	285
Coca-Cola West Japan Co., Ltd.	(c)1,300	30
COMSYS Holdings Corp.	(c)15,000	215
Credit Saison Co., Ltd.	(c)15,300	764
CSK Holdings Corp.	(c)8,600	430
Dai Nippon Printing Co., Ltd.	37,600	670
Daicel Chemical Industries Ltd.	12,000	86
Daiichi Sankyo Co., Ltd.	(a)61,005	1,177
Daikin Industries Ltd.	15,800	462
Daimaru, Inc.	24,000	346
Dainippon Ink & Chemicals, Inc.	(c)53,000	230
Daito Trust Construction Co., Ltd.	(c)14,100	730
Daiwa House Industry Co., Ltd.	73,600	1,151
Daiwa Securities Group, Inc.	300,000	3,402
Denki Kagaku Kogyo K.K.	36,000	159
Denso Corp.	(c)60,250	2,080
Dowa Mining Co., Ltd.	49,000	531
East Japan Railway Co.	302	2,077
Ebara Corp.	30,800	166
Eisai Co., Ltd.	(c)23,602	991
FamilyMart Co., Ltd.	4,900	166
Fanuc Ltd.	16,600	1,409
Fast Retailing Co., Ltd.	7,700	753
Fuji Electric Holdings Co., Ltd.	15,000	80
Fuji Photo Film Co., Ltd.	(c)39,100	1,293
Fuji Soft ABC, Inc.	4,000	134
Fuji Television Network, Inc.	31	78
Fujikura Ltd.	(c)22,000	178
Fujitsu Ltd.	153,200	1,167
Furukawa Electric Co., Ltd.	(a)(c)53,800	421
Hankyu Department Stores, Inc.	9,000	79
Hirose Electric Co., Ltd.	(c)4,900	654
Hitachi Construction Machinery Co., Ltd.	2,800	65
Hitachi Ltd.	294,000	1,983
Hokkaido Electric Power Co., Inc.	8,200	$167
Hokuhoku Financial Group, Inc.	(c)165,000	771
Honda Motor Co., Ltd.	84,404	4,818
Hoya Corp.	41,900	1,507
Ibiden Co., Ltd.	9,800	525
Index Corp.	111	201
INPEX Corp.	29	258
Isetan Co., Ltd.	(c)16,100	343
Ishihara Sangyo Kaisha Ltd.	15,000	27
Ishikawajima-Harima Heavy Industries Co., Ltd.	(a)93,000	294
Ito En Ltd.	1,900	114
Itochu Corp.	123,000	1,027
Itochu Techno-Science Corp.	(c)3,400	163
Japan Airlines Corp.	79,000	215
Japan Real Estate Investment Corp. REIT	53	437
Japan Retail Fund Investment Corp. REIT	48	373
Japan Tobacco, Inc.	67	977
JFE Holdings, Inc.	32,000	1,075
JGC Corp.	(c)24,000	457
Joyo Bank Ltd. (The)	115,000	685
JS Group Corp.	(c)21,900	438
JSR Corp.	12,900	339
Kajima Corp.	(c)113,400	652
Kamigumi Co., Ltd.	1,000	9
Kaneka Corp.	21,000	254
Kansai Electric Power Co., Inc. (The)	60,200	1,294
Kao Corp.	50,000	1,340
Kawasaki Heavy Industries Ltd.	(c)93,000	339
Kawasaki Kisen Kaisha Ltd.	5,000	31
Keihin Electric Express Railway Co., Ltd.	(c)32,000	252
Keio Corp.	(c)19,000	114
Keyence Corp.	4,900	1,394
Kikkoman Corp.	10,000	97
Kinden Corp.	1,000	9
Kintetsu Corp.	140,200	561
Kirin Brewery Co., Ltd.	(c)83,400	973
Kobe Steel Ltd.	166,000	538
Kokuyo Co., Ltd.	5,700	85
Komatsu Ltd.	96,400	1,595
Konami Corp.	11,900	262
Konica Minolta Holdings, Inc.	49,000	499
Kubota Corp.	132,000	1,110
Kuraray Co., Ltd.	(c)29,500	306
Kurita Water Industries Ltd.	(c)5,800	110
Kyocera Corp.	14,700	1,072
Kyowa Hakko Kogyo Co., Ltd.	28	@—
Kyushu Electric Power Co., Inc.	26,400	573
Lawson, Inc.	4,700	194
Leopalace21 Corp.	17,800	646
Mabuchi Motor Co., Ltd.	(c)2,700	150
Marubeni Corp.	(c)120,000	644
Marui Co., Ltd.	35,800	703
Matsushita Electric Industrial Co., Ltd.	176,000	3,396
Matsushita Electric Works Ltd.	28,000	262
Meiji Dairies Corp.	(c)16,000	81

The accompanying notes are an integral part of the financial statements.	11

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Japan (cont’d)
Meiji Seika Kaisha Ltd.	19,000	$101
Meitec Corp.	(c)2,400	78
Millea Holdings, Inc.	123	2,118
Minebea Co., Ltd.	33,000	176
Mitsubishi Chemical Holdings Corp.	(a)73,500	463
Mitsubishi Corp.	109,700	2,429
Mitsubishi Electric Corp.	186,800	1,323
Mitsubishi Estate Co., Ltd.	178,000	3,699
Mitsubishi Heavy Industries Ltd.	316,000	1,394
Mitsubishi Logistics Corp.	(c)7,000	118
Mitsubishi Materials Corp.	(c)161,000	823
Mitsubishi Rayon Co., Ltd.	(c)42,000	278
Mitsubishi UFJ Financial Group, Inc.	662	8,984
Mitsui & Co., Ltd.	(c)132,800	1,707
Mitsui Chemicals, Inc.	(c)42,000	283
Mitsui Fudosan Co., Ltd.	127,400	2,588
Mitsui Mining & Smelting Co., Ltd.	96,000	603
Mitsui OSK Lines Ltd.	13,000	113
Mitsui Sumitomo Insurance Co., Ltd.	102,000	1,248
Mitsui Trust Holdings, Inc.	48,545	583
Mitsukoshi Ltd.	32,000	209
Mizuho Financial Group, Inc.	844	6,701
Murata Manufacturing Co., Ltd.	19,800	1,270
Namco Bandai Holdings, Inc.	(a)2,400	35
NEC Corp.	196,400	1,223
NEC Electronics Corp.	(c)4,600	151
Net One Systems Co., Ltd.	(c)69	167
NGK Insulators Ltd.	(c)34,600	515
NGK Spark Plug Co., Ltd.	(c)21,000	454
Nidec Corp.	(c)10,000	851
Nikko Cordial Corp.	51,000	808
Nikon Corp.	(c)27,000	426
Nintendo Co., Ltd.	13,000	1,571
Nippon Building Fund, Inc. REIT	(c)63	532
Nippon Electric Glass Co., Ltd.	17,000	371
Nippon Express Co., Ltd.	(c)74,800	456
Nippon Meat Packers, Inc.	18,600	195
Nippon Mining Holdings, Inc.	43,500	310
Nippon Oil Corp.	134,800	1,046
Nippon Paper Group, Inc.	(c)70	280
Nippon Sheet Glass Co., Ltd.	(c)37,000	162
Nippon Steel Corp.	(c)418,000	1,489
Nippon Telegraph & Telephone Corp.	567	2,578
Nippon Yusen Kabushiki Kaisha	99,000	679
Nishi-Nippon Bank Ltd (The)	44,000	263
Nissan Chemical Industries Ltd.	11,000	157
Nissan Motor Co., Ltd.	(c)250,900	2,543
Nisshin Seifun Group, Inc.	12,500	132
Nisshinbo Industries, Inc.	6,000	66
Nissin Food Products Co., Ltd.	6,500	188
Nitto Denko Corp.	17,800	1,388
Nomura Holdings, Inc.	181,500	3,479
Nomura Research Institute Ltd.	2,900	355
NSK Ltd.	62,000	424
NTN Corp.	(c)44,000	348
NTT Data Corp.	(c)166	$827
NTT DoCoMo, Inc.	749	1,144
Obayashi Corp.	77,000	568
Obic Co., Ltd.	900	198
OJI Paper Co., Ltd.	(c)96,400	570
Oki Electric Industry Co., Ltd.	(c)52,000	190
Okumura Corp.	21,000	118
Olympus Corp.	(c)11,000	289
Omron Corp.	19,600	452
Onward Kashiyama Co., Ltd.	(c)16,000	315
Oracle Corp. Japan	(c)4,200	209
Oriental Land Co., Ltd.	5,700	311
ORIX Corp.	12,100	3,084
Osaka Gas Co., Ltd.	155,600	537
Pioneer Corp.	(c)14,454	201
Promise Co., Ltd.	9,950	663
Resona Holdings, Inc.	(a)411	1,656
Ricoh Co., Ltd.	56,000	981
Rohm Co., Ltd.	13,200	1,437
Sanden Corp.	1,000	5
Sanken Electric Co., Ltd.	13,000	210
Sanyo Electric Co., Ltd.	(c)148,000	402
Sapporo Holdings Ltd.	(c)17,000	95
Secom Co., Ltd.	14,600	764
Seiko Epson Corp.	(c)9,800	246
Sekisui Chemical Co., Ltd.	44,000	298
Sekisui House Ltd.	(c)87,600	1,103
Seven & I Holdings Co., Ltd.	(a)64,000	2,741
Sharp Corp.	73,200	1,114
Shimachu Co., Ltd.	5,300	161
Shimamura Co., Ltd.	(c)2,000	277
Shimano, Inc.	(c)8,600	226
Shimizu Corp.	81,600	600
Shin-Etsu Chemical Co., Ltd.	33,896	1,803
Shinsei Bank Ltd.	140,000	810
Shionogi & Co., Ltd.	(c)29,000	409
Shiseido Co., Ltd.	(c)32,000	597
Shizuoka Bank Ltd. (The)	52,000	521
Showa Denko K.K.	(c)55,000	215
Showa Shell Sekiyu K.K.	(c)14,300	171
Skylark Co., Ltd.	11,200	179
SMC Corp.	5,800	829
Softbank Corp.	96,900	4,093
Sompo Japan Insurance, Inc.	70,000	947
Sony Corp.	62,097	2,539
Stanley Electric Co., Ltd.	(c)6,300	102
Sumitomo Bakelite Co., Ltd.	(c)11,000	91
Sumitomo Chemical Co., Ltd.	117,600	808
Sumitomo Corp.	80,400	1,040
Sumitomo Electric Industries Ltd.	59,800	908
Sumitomo Heavy Industries Ltd.	38,000	319
Sumitomo Metal Industries Ltd.	248,000	955
Sumitomo Metal Mining Co., Ltd.	90,800	1,124
Sumitomo Mitsui Financial Group, Inc.	198	2,099
Sumitomo Realty & Development Co., Ltd.	76,000	1,654
Sumitomo Trust & Banking Co., Ltd. (The)	113,000	1,155

12	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Japan (cont’d)
T&D Holdings, Inc.	19,350	$1,284
Taiheiyo Cement Corp.	52,000	211
Taisei Corp.	110,000	499
Taisho Pharmaceutical Co., Ltd.	15,441	289
Taiyo Yuden Co., Ltd.	(c)7,000	96
Takara Holdings, Inc.	10,000	59
Takashimaya Co., Ltd.	(c)33,000	527
Takeda Pharmaceutical Co., Ltd.	78,600	4,254
Takefuji Corp.	7,080	481
Takuma Co., Ltd.	(c)7,000	47
TDK Corp.	10,600	731
Teijin Ltd.	74,400	473
Teikoku Oil Co., Ltd.	(c)8,000	105
Terumo Corp.	17,300	512
THK Co., Ltd.	3,400	89
TIS, Inc.	(c)4,004	124
Tobu Railway Co., Ltd.	76,400	401
Toho Co., Ltd.	6,000	134
Tohoku Electric Power Co., Inc.	35,500	723
Tokyo Broadcasting System, Inc.	9,500	258
Tokyo Electric Power Co., Inc. (The)	88,000	2,139
Tokyo Electron Ltd.	(c)20,000	1,257
Tokyo Gas Co., Ltd.	183,600	816
Tokyo Tatemono Co., Ltd.	(c)28,000	279
Tokyu Corp.	(c)85,400	604
TonenGeneral Sekiyu K.K.	29,000	312
Toppan Printing Co., Ltd.	(c)36,600	428
Toray Industries, Inc.	103,100	841
Toshiba Corp.	(c)294,000	1,756
Tosoh Corp.	(c)40,000	176
Toto Ltd.	(c)43,600	369
Toyo Seikan Kaisha Ltd.	(c)16,600	271
Toyobo Co., Ltd.	(c)5,000	17
Toyoda Gosei Co., Ltd.	800	16
Toyota Industries Corp.	8,850	318
Toyota Motor Corp.	272,800	14,161
Trend Micro, Inc.	(a)(c)12,700	480
Uni-Charm Corp.	3,500	157
Uniden Corp.	(c)5,000	97
UNY Co., Ltd.	(c)10,000	158
Ushio, Inc.	(c)3,500	82
USS Co., Ltd.	2,730	174
Wacoal Holdings Corp.	6,000	81
West Japan Railway Co.	31	129
Yahoo! Japan Corp.	992	1,506
Yakult Honsha Co., Ltd.	(c)8,800	183
Yamada Denki Co., Ltd.	9,700	1,214
Yamaha Corp.	(c)8,600	143
Yamaha Motor Co., Ltd.	3,500	91
Yamato Holdings Co., Ltd.	24,000	398
Yamazaki Baking Co., Ltd.	(c)8,000	65
Yokogawa Electric Corp.	(c)19,300	329
		227,322
Luxembourg (0.1%)
Arcelor	27,629	685
Mexico (1.0%)
Alfa S.A. de C.V., Class A	27,500	$153
America Movil S.A. de C.V.	1,487,000	2,172
Cemex S.A. de C.V.	240,400	1,426
Coca-Cola Femsa S.A. de C.V.	11,500	32
Corp. GEO S.A. de C.V.	(a)31,700	112
Fomento Economico Mexicano S.A. de C.V.	52,600	381
Grupo Carso S.A. de C.V., Class A1	61,700	150
Grupo Financiero Banorte S.A. de C.V., Class O	110,100	228
Grupo Mexico S.A. de C.V., Class B	87,200	203
Grupo Modelo S.A., Class C	43,400	157
Grupo Televisa S.A.	173,900	695
Kimberly-Clark de Mexico S.A. de C.V., Class A	41,500	148
Telefonos de Mexico S.A. de C.V.	(c)1,000,500	1,238
Urbi Desarrollos Urbanos S.A. de C.V.	(a)10,000	69
Wal-Mart de Mexico S.A. de C.V., Series V	151,400	840
		8,004
Netherlands (4.7%)
ABN AMRO Holding N.V.	116,252	3,040
Aegon N.V.	139,741	2,275
Akzo Nobel N.V.	15,033	697
ASML Holding N.V.	(a)32,756	655
Corio N.V. REIT	5,854	318
Euronext N.V.	6,578	343
European Aeronautic Defense & Space Co. N.V.	14,611	552
Hagemeyer N.V.	(a)4,613	15
Heineken N.V.	48,272	1,530
ING Groep N.V. CVA	126,199	4,377
Koninklijke DSM NV	8,260	337
Koninklijke Numico N.V.	(a)8,920	369
Koninklijke Philips Electronics N.V.	56,394	1,753
OCE N.V.	6,272	91
Reed Elsevier N.V.	29,077	406
Rodamco Europe N.V. REIT	4,805	400
Royal Dutch Shell plc	244,852	7,461
Royal Dutch Shell plc, Class B	183,643	5,871
Royal KPN N.V.	106,404	1,067
TNT N.V.	46,071	1,440
Unilever N.V. CVA	48,175	3,299
VNU N.V.	10,953	363
Wereldhave N.V. REIT	2,385	225
Wolters Kluwer N.V. CVA	15,333	310
		37,194
New Zealand (0.0%)
Carter Holt Harvey Ltd.	50,325	86
Telecom Corp. of New Zealand Ltd.	20,139	83
		169
Norway (0.4%)
DNB NOR ASA	14,299	153
Norsk Hydro ASA	9,299	955
Orkla ASA	10,500	435
Statoil ASA	38,450	883
Tandberg ASA	(c)10,600	65
Tandberg Television ASA	(a)(c)5,400	71
Telenor ASA	44,200	434

The accompanying notes are an integral part of the financial statements.	13

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Norway (cont’d)
Yara International ASA	11,619	$169
		3,165
Poland (0.5%)
Agora S.A.	5,609	119
Bank BPH	1,394	322
Bank Pekao S.A.	11,930	641
Bank Zachodni WBK S.A.	(a)3,886	169
Grupa Kety S.A.	163	6
KGHM Polska Miedz S.A.	19,397	373
Polski Koncern Naftowy Orlen	45,510	879
Powszechna Kasa Oszczednosci Bank Polski S.A.	56,862	508
Prokom Software S.A.	1,723	73
Telekomunikacja Polska S.A.	105,261	758
		3,848
Portugal (0.1%)
Banco Comercial Portugues S.A. (Registered)	97,694	270
Brisa-Auto Estradas de Portugal S.A.	23,604	200
Energias de Portugal S.A.	24,260	75
Portugal Telecom SGPS S.A. (Registered)	40,620	411
PT Multimedia SGPS S.A.	1,488	17
		973
Russia (1.2%)
LUKOIL ADR	(c)64,300	3,826
MMC Norilsk Nickel ADR	(c)9,800	929
Mobile Telesystems ADR	(c)16,400	574
OAO Gazprom ADR (Registered)	6,535	477
RAO Unified Energy System GDR	10,550	447
Surgutneftegaz ADR	(c)17,800	970
Surgutneftegaz ADR (Preference)	8,600	765
Tatneft ADR	(c)8,100	535
Vimpel-Communications ADR	(a)(c)19,500	862
		9,385
Singapore (1.2%)
Ascendas REIT	98,000	115
CapitaLand Ltd.	125,000	259
CapitaMall Trust REIT	82,500	111
Chartered Semiconductor Manufacturing Ltd.	(a)(c)127,000	99
City Developments Ltd.	70,719	370
ComfortDelgro Corp., Ltd.	211,477	204
Creative Technology Ltd.	6,820	56
DBS Group Holdings Ltd.	130,612	1,296
Fraser & Neave Ltd.	21,000	234
Jardine Cycle & Carriage Ltd.	14,034	94
Keppel Corp., Ltd.	65,000	430
Keppel Land Ltd.	(c)46,000	101
MCL Land Ltd.	10,104	10
Neptune Orient Lines Ltd.	59,000	119
Overseas Union Enterprise Ltd.	9,468	62
Overseas-Chinese Banking Corp.	258,712	1,042
Parkway Holdings Ltd.	78,000	99
SembCorp Industries Ltd.	102,183	168
SembCorp Marine Ltd.	70,000	116
Singapore Airlines Ltd.	62,000	462
Singapore Exchange Ltd.	96,539	168
Singapore Land Ltd.	19,000	$61
Singapore Post Ltd.	171,000	118
Singapore Press Holdings Ltd.	187,028	484
Singapore Technologies Engineering Ltd.	157,296	271
Singapore Telecommunications Ltd.	797,595	1,252
STATS ChipPAC Ltd.	(a)129,000	86
United Overseas Bank Ltd.	139,389	1,224
United Overseas Land Ltd. (London Shares)	(c)64,189	97
Venture Corp., Ltd.	28,444	236
		9,444
South Africa (0.8%)
Anglo American Platinum Corp., Ltd.	4,400	318
Anglo American plc (London Shares)	76,111	2,591
AngloGold Ashanti Ltd.	8,900	442
Gold Fields Ltd.	24,800	438
Harmony Gold Mining Co., Ltd.	(a)22,400	300
Impala Platinum Holdings Ltd.	4,300	633
Kumba Resources Ltd.	4,100	66
Mittal Steel South Africa Ltd.	13,500	131
Nampak, Ltd.	34,600	92
Pretoria Portland Cement Co., Ltd.	900	44
Sappi Ltd.	13,700	157
Sasol Ltd.	38,600	1,382
		6,594
Spain (2.1%)
Abertis Infraestructuras S.A.	(c)22,215	559
Acciona S.A.	1,995	223
Acerinox S.A.	(c)10,067	146
ACS S.A.	15,386	496
Altadis S.A.	(c)14,776	670
Antena 3 de Television S.A.	(c)3,070	73
Banco Bilbao Vizcaya Argentaria S.A.	129,993	2,321
Banco Popular Espanol S.A.	(c)36,192	441
Banco Santander Central Hispano S.A.	182,115	2,404
Cintra Concesiones de Infraestructuras de Transporte S.A.	(a)(c)10,671	123
Endesa S.A.	(c)33,521	882
Fomento de Construcciones y Contratas S.A.	2,184	124
Gas Natural SDG S.A.	(c)48,101	1,347
Grupo Ferrovial S.A.	3,504	243
Iberdrola S.A.	(c)28,390	776
Inditex S.A.	11,867	387
Indra Sistemas S.A.	2,740	54
Metrovacesa S.A.	1,527	93
Repsol YPF S.A.	(c)46,721	1,365
Sacyr Vallehermoso S.A.	4,896	119
Sociedad General de Aguas de Barcelona S.A., Class A	(c)9,242	197
Telefonica S.A.	255,206	3,840
Union Fenosa S.A.	(c)6,857	255
		17,138
Sweden (1.7%)
Alfa Laval AB	1,250	27
Assa Abloy AB, Class B	20,477	322
Atlas Copco AB, Class A	19,798	441

14	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Sweden (cont’d)
Atlas Copco AB, Class B	12,297	$245
Electrolux AB, Class B	12,800	333
Eniro AB	5,700	72
Faberge AB	3,300	63
Getinge AB, Class B	10,700	148
Hennes & Mauritz AB, Class B	20,050	681
Holmen AB, Class B	3,400	112
Modern Times Group AB, Class B	(a)1,550	65
Nordea Bank AB	159,744	1,659
Sandvik AB	12,218	569
Scania AB, Class B	6,600	239
Securitas AB, Class B	800	13
Skandia Forsakrings AB	(c)34,365	206
Skandinaviska Enskilda Banken AB, Class A	27,666	569
Skanska AB, Class B	20,351	310
SKF AB, Class B	19,264	270
Ssab Svenskt Stal AB, Class A	2,450	89
Svenska Cellulosa AB, Class B	(c)10,822	405
Svenska Handelsbanken, Class A	44,936	1,114
Swedish Match AB	25,700	302
Tele2 AB, Class B	(c)8,724	94
Telefonaktiebolaget LM Ericsson, Class B	1,014,842	3,487
TeliaSonera AB	91,487	492
Volvo AB, Class A	5,995	275
Volvo AB, Class B	13,485	636
Wihlborgs Fastigheter AB	(a)660	16
Wm-Data AB, Class B	14,675	47
		13,301
Switzerland (5.4%)
ABB Ltd.	(a)117,174	1,137
Ciba Specialty Chemicals AG (Registered)	3,881	251
Clariant AG (Registered)	(a)12,551	185
Compagnie Financiere Richemont AG, Class A	25,202	1,097
Credit Suisse Group (Registered)	46,467	2,369
Geberit AG (Registered)	233	184
Givaudan (Registered)	390	264
Holcim Ltd. (Registered)	10,635	724
Kudelski S.A.	(a)2,842	84
Logitech International S.A. (Registered)	(a)6,122	288
Lonza Group AG (Registered)	2,078	127
Nestle S.A. (Registered)	29,996	8,971
Nobel Biocare Holding AG	1,835	404
Novartis AG (Registered)	157,623	8,283
Roche Holding AG (Genusschein)	47,384	7,115
Schindler Holding AG	400	159
Serono S.A., Class B	717	571
STMicroelectronics N.V.	13,398	241
Straumann Holding AG	833	193
Sulzer AG (Registered)	39	21
Swatch Group AG (Registered)	3,323	101
Swatch Group AG, Class B	1,618	240
Swiss Reinsurance (Registered)	4,922	360
Swisscom AG (Registered)	1,170	369
Syngenta AG	(a)5,986	745
Synthes, Inc.	3,887	437
UBS AG (Registered)	75,365	$7,175
Valora Holding AG	(a)106	21
Zurich Financial Services AG (Registered)	(a)3,566	760
		42,876
Turkey (0.9%)
Akbank TAS	146,800	1,196
Anadolu Efes Biracilik ve Malt Sanayii A.S.	4,184	117
Arcelik A.S.	36,423	254
Dogan Sirketler Grubu Holdings A.S.	(a)76,581	249
Dogan Yayin Holding A.S.	(a)45,949	182
Eregli Demir ve Celik Fabrikalari TAS	82,790	549
Ford Otomotiv Sanayi A.S.	21,644	189
Haci Omer Sabanci Holding A.S.	85,561	485
Hurriyet Gazetecilik ve Matbaacilik A.S.	26,363	103
Koc Holding AS	60,996	287
Migros Turk TAS	24,968	242
Trakya Cam Sanayi A.S.	8,985	35
Tupras-Turkie Petrol Rafinerileri A.S.	25,390	466
Turk Hava Yollari Anonim Ortakligi	(a)9,337	58
Turk Sise ve Cam Fabrikalari A.S.	26,914	94
Turkcell Iletisim Hizmetleri A.S.	84,939	516
Turkiye Garanti Bankasi A.S., Class C	(a)226,607	822
Turkiye Is Bankasi	157,193	1,362
Yapi ve Kredi Bankasi A.S.	(a)72,976	340
		7,546
United Kingdom (15.3%)
3i Group plc	9,460	138
Aegis Group plc	47,607	100
Alliance Unichem plc	4,158	57
Amec plc	12,474	74
Amvescap plc	11,317	86
ARM Holdings plc	55,069	115
Arriva plc	8,423	84
Associated British Ports Holdings plc	17,825	180
AstraZeneca plc	106,855	5,201
Aviva plc	169,050	2,051
BAA plc	71,808	775
BAE Systems plc	195,723	1,286
Balfour Beatty plc	29,842	183
Barclays plc	359,084	3,775
Barratt Developments plc	10,583	180
BBA Group plc	30,496	172
Bellway plc	4,760	92
Berkeley Group Holdings plc	(a)4,987	95
BG Group plc	197,532	1,953
BHP Billiton plc	133,568	2,182
BOC Group plc	27,433	565
Boots Group plc	39,473	411
BP plc	1,281,632	13,650
Brambles Industries plc	12,488	90
British Airways plc	(a)33,509	193
British American Tobacco plc	86,518	1,935
British Land Co. plc	48,836	896
British Sky Broadcasting plc	47,903	409
BT Group plc	426,762	1,636

The accompanying notes are an integral part of the financial statements.	15

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
United Kingdom (cont’d)
Bunzl plc	25,151	$276
Burberry Group plc	12,311	91
Cable & Wireless plc	136,412	280
Cadbury Schweppes plc	128,424	1,214
Capita Group plc	14,852	106
Carnival plc	15,671	890
Centrica plc	149,227	654
Cobham plc	68,671	200
Compass Group plc	189,046	717
Corus Group plc	237,550	241
Daily Mail & General Trust, Class A	13,552	184
Davis Service Group plc	1,205	10
De La Rue plc	5,960	48
Diageo plc	209,332	3,034
DSG International plc	81,957	231
Electrocomponents plc	36,111	175
Emap plc	11,328	168
EMI Group plc	35,703	149
Enterprise Inns plc	31,936	515
Firstgroup plc	22,576	156
FKI plc	7,577	15
Friends Provident plc	128,847	420
GKN plc	28,773	143
GlaxoSmithKline plc	361,435	9,135
Group 4 Securicor plc	7,592	21
GUS plc	34,714	616
Hammerson plc	26,779	471
Hanson plc	39,458	434
Hays plc	35,891	77
HBOS plc	209,972	3,587
Hilton Group plc	145,831	912
HSBC Holdings plc	633,051	10,162
IMI plc	28,309	245
Imperial Chemical Industries plc	65,126	372
Imperial Tobacco Group plc	36,729	1,098
InterContinental Hotels Group plc	42,568	615
Invensys plc	(a)60,854	19
ITV plc	165,381	320
Johnson Matthey plc	12,054	293
Kelda Group plc	34,650	461
Kesa Electricals plc	11,073	50
Kingfisher plc	49,545	202
Land Securities Group plc	43,521	1,245
Legal & General Group plc	424,683	891
Liberty International plc	23,610	398
Lloyds TSB Group plc	301,709	2,536
LogicaCMG plc	45,843	140
Man Group plc	3,684	121
Marks & Spencer Group plc	70,639	614
Meggitt plc	31,964	199
MFI Furniture plc	6,439	9
Misys plc	30,954	127
Mitchells & Butlers plc	47,372	341
National Express Group plc	8,483	126
National Grid plc	186,219	1,821
Next plc	11,100	$293
Pearson plc	34,469	408
Peninsular & Oriental Steam Navigation Co. (The)	56,275	451
Persimmon plc	11,913	258
Pilkington plc	72,958	187
Prudential plc	115,530	1,093
Punch Taverns plc	22,648	331
Rank Group plc	52,821	278
Reckitt Benckiser plc	63,654	2,103
Reed Elsevier plc	54,403	511
Rentokil Initial plc	39,028	110
Reuters Group plc	63,894	473
Rexam plc	30,620	268
Rio Tinto plc	57,868	2,643
Rolls-Royce Group plc	(a)103,449	761
Rolls-Royce Group plc, Class B	2,771,398	5
Royal & Sun Alliance Insurance Group	172,865	374
Royal Bank of Scotland Group plc	163,866	4,948
SABMiller plc	26,725	488
Sage Group plc	85,242	378
Sainsbury (J) plc	70,097	380
Scottish & Newcastle plc	12,647	106
Scottish & Southern Energy plc	58,608	1,023
Scottish Power plc	126,874	1,186
Serco Group plc	19,444	105
Severn Trent plc	30,179	563
Signet Group plc	65,905	122
Slough Estates plc	37,845	390
Smith & Nephew plc	39,299	362
Smiths Group plc	33,869	610
Stagecoach Group plc	31,414	62
Tate & Lyle plc	44,799	434
Taylor Woodrow plc	25,889	169
Tesco plc	393,849	2,246
TI Automotive Ltd., Class A	(a)(d)(l)1,505	@—
Tomkins plc	60,624	313
Unilever plc	187,722	1,862
United Business Media plc	12,279	135
United Utilities plc	5,482	63
Vodafone Group plc	3,117,437	6,731
Whitbread plc	23,322	381
William Hill plc	37,009	341
Wimpey George plc	17,309	143
Wolseley plc	34,291	723
WPP Group plc	42,200	457
Yell Group plc	27,504	254
		121,661
Total Common Stocks (cost $600,007)		726,807

16	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Investments (15.8%)
Short-Term Debt Securities held as Collateral on Loaned Securities (8.2%)
Abbey National Treasury Services,
4.14%, 1/13/06	$ (h)1,545	$1,545
Alliance & Leister plc, 4.33%, 1/30/07	(h)2,088	2,088
Bank of America, 4.31%, 11/7/06	(h)459	459
Bank of New York Co., Inc.,
4.33%, 1/30/07	(h)1,044	1,044
Bear Stearns, 4.38%, 6/15/06	(h)2,088	2,088
Calyon NY, 4.40%, 2/27/06	(h)835	835
Cancara Asset Securitisation Ltd.,
4.26%, 1/17/06	3,111	3,111
CC USA, Inc., 4.33%, 4/18/06	(h)1,044	1,044
CIC NY, 4.34%, 2/13/06	(h)3,132	3,132
Ciesco LLC, 4.25%, 1/17/06	1,037	1,037
Dekabank Deutsche Girozentrale,
4.17%, 5/19/06	(h)2,130	2,130
Deutsche Bank Securities, Inc.,
4.27%, 1/3/06	19,086	19,086
Goldman Sachs Group, Inc.,
4.38%, 1/30/07	(h)1,044	1,044
HSBC USA, NY, 4.12%, 2/6/06	1,044	1,044
K2 (USA) LLC,
4.33%, 4/25/06	(h)1,044	1,044
4.34%, 2/15/06	(h)919	919
4.35%, 2/15/06	(h)418	418
Links Finance LLC,
4.29%, 10/6/06	(h)838	838
4.33%, 4/18/06	(h)1,044	1,044
4.36%,2/27/06	(h)1,253	1,253
Manufacturers & Traders, 4.37%, 12/29/06	(h)626	626
Merck & Co., 4.37%, 2/23/06	1,082	1,082
Nationwide Building Society,
4.58%, 1/2/07	(h)2,422	2,422
Proctor & Gamble, 4.46%, 1/30/07	(h)856	856
Rabobank USA Financial Corp.,
4.13%, 1/3/06	3,131	3,131
San Paolo IMI Bank, 4.33%, 2/23/06	1,879	1,879
Sigma Finance, Inc., 4.34%, 3/22/06	(h)2,088	2,088
SLM Corp., 4.37%, 1/30/07	(h)2,088	2,088
Tango Finance Corp., 4.33%, 3/22/06	(h)1,754	1,754
Wachovia Bank N.A., 4.30%, 10/2/06	(h)2,506	2,506
Wells Fargo Bank San Francisco N.A.,
4.30%, 12/1/06	(h)1,462	1,462
		65,097
Repurchase Agreement (7.6%)
J.P. Morgan Securities, Inc., 4.05%, dated 12/30/05, due 1/3/06, repurchase price $60,183	(f)60,156	60,156
Total Short-Term Investments (Cost $125,253)		125,253
Total Investments (107.2%) (Cost $725,260) — including $61,520 of Securities Loaned		852,060
Liabilities in Excess of Other Assets (-7.2%)		(57,516)
Net Assets (100%)		$794,544

(a)                                  Non-income producing security.

(c)                                  All or portion of security on loan at December 31, 2005.

(d)                                 Security was valued at fair value — At December 31, 2005, the Portfolio held a fair valued security valued at less than $500, representing less than 0.05% of net assets.

(f)                                    Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,000,707,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank: 2.00% to 7.35%, due 1/11/06 to 10/25/33; Federal Home Loan Mortgage Corp.: 1.88% to 7.22%, due 2/9/06 to 7/15/32; Federal National Mortgage Association: 2.50% to 7.25%, due 2/15/06 to 11/15/30, which had a total value of $1,020,741,791. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)                                 Variable/Floating Rate Security — interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2005.

(l)                                     Security has been deemed illiquid - at December 31, 2005.

@                                    Face Amount/Value is less than $500.

ADR                     American Depositary Receipts

CVA                      Certificaten Van Aandelen

GDR                       Global Depositary Receipts

REIT                     Real Estate Investment Trust

RNC                       Non-Convertible Savings Shares

The accompanying notes are an integral part of the financial statements.	17

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
AUD	10,479	$ 7,674	2/17/06	USD	7,810	$ 7,810	$ 136
EUR	12,011	14,254	2/17/06	USD	14,128	14,128	(126)
EUR	13,974	16,608	3/15/06	USD	16,761	16,761	153
EUR	10,177	12,094	3/15/06	USD	12,202	12,202	108
EUR	7,157	8,506	3/15/06	USD	8,582	8,582	76
GBP	7,468	12,847	2/17/06	USD	12,815	12,815	(32)
GBP	7,467	12,845	2/17/06	USD	12,815	12,815	(30)
GBP	13	21	3/15/06	USD	22	22	1
GBP	3,160	5,437	3/15/06	USD	5,599	5,599	162
HKD	254,210	32,797	2/17/06	USD	32,801	32,801	4
JPY	916,665	7,791	1/20/06	USD	8,007	8,007	216
JPY	199,605	1,702	2/17/06	USD	1,692	1,692	(10)
JPY	3,603,532	30,735	2/17/06	USD	30,543	30,543	(192)
JPY	743,833	6,336	2/17/06	USD	6,300	6,300	(36)
JPY	2,379,116	20,292	2/17/06	USD	19,916	19,916	(376)
JPY	597,970	5,100	2/17/06	USD	5,000	5,000	(100)
JPY	649,920	5,560	3/15/06	USD	5,473	5,473	(87)
JPY	6,205	53	3/15/06	USD	52	52	(1)
SGD	8,962	5,397	2/17/06	USD	5,345	5,345	(52)
SGD	262	158	3/15/06	USD	157	157	(1)
SGD	870	524	3/15/06	USD	521	521	(3)
USD	16,300	16,300	2/17/06	AUD	21,921	16,053	(247)
USD	42,912	42,912	2/17/06	EUR	36,071	42,809	(103)
USD	10,612	10,612	2/17/06	EUR	8,931	10,600	(12)
USD	5,345	5,345	2/17/06	EUR	4,449	5,280	(65)
USD	5,490	5,490	3/15/06	EUR	4,579	5,442	(48)
USD	7,614	7,614	3/15/06	EUR	6,351	7,547	(67)
USD	10,273	10,273	3/15/06	EUR	8,561	10,174	(99)
USD	12,281	12,281	3/15/06	EUR	10,247	12,178	(103)
USD	13,364	13,364	3/15/06	EUR	11,137	13,236	(128)
USD	152	152	3/15/06	GBP	86	148	(4)
USD	2,902	2,902	3/15/06	GBP	1,640	2,821	(81)
USD	29,047	29,047	2/17/06	GBP	16,780	28,867	(180)
USD	32,801	32,801	2/17/06	GBP	18,491	31,811	(990)
USD	3,254	3,254	3/15/06	GBP	1,839	3,162	(92)
USD	3,476	3,476	3/15/06	GBP	1,966	3,382	(94)
USD	6,797	6,797	3/15/06	GBP	3,844	6,613	(184)
USD	9,536	9,536	2/17/06	JPY	1,124,216	9,588	52
USD	15,842	15,842	2/17/06	JPY	1,887,629	16,099	257
USD	7,810	7,810	2/17/06	JPY	904,148	7,711	(99)
USD	3,283	3,283	3/15/06	JPY	390,045	3,337	54
USD	4,867	4,867	3/15/06	JPY	577,830	4,944	77
USD	10,084	10,084	3/15/06	JPY	1,197,280	10,244	160
USD	2,936	2,936	3/15/06	SEK	23,081	2,920	(16)
USD	3,387	3,387	3/15/06	SGD	5,649	3,405	18
USD	1,013	1,013	3/15/06	SGD	1,690	1,018	5
		$468,109				$465,930	$ (2,179)

AUD	—	Australian Dollar
EUR	—	Euro
GBP	—	British Pound
HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
USD	—	United States Dollar

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
CAC 40 Index
(France)	81	$4,541	Mar-06	$ 49

DAX Index
(Germany)	27	4,345	Mar-06	93

FTSE 100 Index
(United Kingdom)	151	14,591	Mar-06	241

IBEX 35 Index
(Spain)	19	2,406	Jan-06	55

MSCI SING Index
(Singapore)	118	3,938	Jan-06	(7)

MSCI Taiwan Index
(Taiwan)	119	3,301	Jan-06	18

OMX Index
(Sweden)	273	3,306	Jan-06	69

TOPIX Index
(Japan)	209	29,135	Mar-06	779
				$ 1,297

18

2005 Annual Report

December 31, 2005

Investment Overview

Emerging Markets Portfolio

*	Minimum Investment
**	Commenced offering on January 2, 1996.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Free Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Total Returns(3)

		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)
Portfolio – Class A (4)	34.54%	18.33%	9.09%	10.08%
MSCI Emerging Markets Free Net Index	34.00	19.09	6.83	9.19
Lipper Emerging Markets Funds Index	32.65	19.22	7.55	—
Portfolio – Class B (5)	34.17	18.03	—	8.72
MSCI Emerging Markets Free Net Index	34.00	19.09	—	6.76
Lipper Emerging Markets Funds Index	32.65	19.22	—	7.46

(1)

The MSCI Emerging Markets Free Net Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. This series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

(2)

The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on September 25, 1992
(5)	Commenced offering on January 2, 1996
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

19

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

Emerging Markets Portfolio

In addition, investing in emerging markets may involve a relative higher degree of volatility.

Performance

For the year ended December 31, 2005, the Portfolio had a total return based on net asset value per share of 34.54%, net of fees, for the Class A shares and 34.17%, net of fees, for the Class B shares compared to 34.00% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Net Index (the “Index”).

Factors Affecting Performance

•                  Global emerging markets posted a third consecutive calendar year of double-digit returns. The asset class appreciated 34.0% in 2005, following returns of 25.6% in 2004 and 55.3% in 2003. Emerging markets continued to outperform developed markets as well, beating the S&P 500® Index by 29 percentage points and developed international markets, as measured by the MSCI EAFE Index, by 20 percentage points.

•                  During the year, the emerging market asset class benefited from strong macro-economic growth, good corporate governance, a healthy consumer and attractive commodity prices. Latin America was the star performer, appreciating 50%; followed by Europe, Middle East and Africa (“EMEA”), returning 38.4%; and Asia, gaining 26.8%.

•                  Egypt, Colombia, Russia, Jordan and Argentina were among the best performing countries in the emerging markets region. Posting the only negative return in the region, Venezuela lagged most significantly, followed by Malaysia and Taiwan.

•                  Overall, country allocation contributed favorably to the Portfolio’s performance. The Portfolio’s underweight to Taiwan, and overweights to Mexico, Brazil and India were among the key drivers of relative performance. Overweights to Russia, up 73% for the year, and Egypt, up 161%, further enhanced performance.

•                  Certain stock selections detracted from performance. The Portfolio’s underweight in energy companies in China, South Africa and Russia slowed its pace.

•                  An underweight to South Korea, which rose 58%, tempered relative performance as well.

Management Strategies

•                  Relative to the Index, the Portfolio is overweighted in Latin America and EMEA, and underweighted Asia. As of the close of the period, Russia, Mexico, Brazil, Turkey and Poland were the focal areas of the Portfolio. In contrast, the Portfolio is underweighted in South Korea, Taiwan, Israel, Malaysia and China.

•                  The Portfolio is positioned for secular growth with overweights versus the Index in the consumer staples, consumer discretionary and wireless telecommunications sectors.

•                  We increased the Portfolio’s exposure to select Chinese banking stocks during the period, given the improved banking dynamics in the country and the rising consumer credit sector.

•                  On a country level, we trimmed the Portfolio’s position in Egypt and exited the market by the close of the reporting period. This strategy reflected our analysis of the slowdown in reform momentum and expensive valuations. We increased the Portfolio’s position in South Korea and South Africa by focusing on stocks with visible growth supported by domestic demand. We continued to emphasize Russia from a bottom-up and top-down perspective, given its overall economic conditions. Throughout the year, we increased the Portfolio’s exposure to Russia, focusing on domestic-oriented sectors and select energy stocks.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

20

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

Emerging Markets Portfolio

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	July 1, 2005 —
	Account Value	December 31,	December 31,
	July 1, 2005	2005	2005
Class A
Actual	$1,000.00	$1,273.40	$ 7.96
Hypothetical (5% average
annual return before expenses)	1,000.00	1,018.20	7.07

Class B
Actual	1,000.00	1,271.80	9.39
Hypothetical (5% average
annual return before expenses)	1,000.00	1,016.94	8.34

* Expenses are equal to Class A and Class B annualized net expense ratios of 1.39% and 1.64%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*            Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2006

2005 Annual Report

December 31, 2005

Portfolio of Investments

Emerging Markets Portfolio

		Value
	Shares	(000)
Common Stocks (98.1%) (Unless otherwise noted)
Austria (0.3%)
Raiffeisen International Bank Holding AG	(a)(c)93,791	$6,168
Bermuda (0.3%)
Central European Media Enterprises Ltd.	(a)(c)96,300	5,576
Brazil (12.6%)
All America Latina Logistica S.A.	158,850	6,776
Banco Itau Holding Financeira S.A. (Preference)	362,620	8,731
Banco Itau Holding Financeira S.A. ADR (Preference)	(c)772,600	18,558
Banco Nacional S.A. (Preference)	(a)(l)295,998,880	@—
CEMIG S.A. (Preference)	70,786,092	2,876
CEMIG S.A. ADR (Preference)	(c)113,100	4,169
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR (Preference)	(c)120,400	3,961
Cia Paranaense de Energia, Class B ADR (Preference)	(c)236,500	1,781
Cia Paranaense de Energia, Class B (Preference)	417,347,000	3,211
CPFL Energia S.A.	431,485	5,167
CPFL Energia S.A. ADR	49,710	1,732
CVRD ADR	52,100	2,143
CVRD ADR (Preference)	950,294	34,448
CVRD, Class A (Preference)	14,021	502
Embratel Participacoes S.A. (Preference)	(a)2,608,643,900	7,586
Empresa Brasileira de Aeronautica S.A. ADR	(c)299,920	11,727
Gerdau S.A. (Preference)	407,500	6,849
Gerdau S.A. ADR	(c)218,779	3,649
Investimentos Itau S.A. (Preference)	2,295,824	7,265
Perdigao S.A. (Preference)	133,000	4,488
Petrobras S.A. (Preference)	400,836	6,379
Petrobras S.A. ADR	400,675	28,556
Petrobras S.A. ADR (Preference)	519,398	33,434
Telesp Celular Participacoes S.A.	(a)51,813	188
Telesp Celular Participacoes S.A. (Preference)	(a)1,156,776	4,378
Tractebel Energia S.A.	600,000	3,862
Unibanco	188,721	2,369
Unibanco ADR	(c)287,980	18,307
		233,092
Chile (0.6%)
Enersis S.A. ADR	(c)1,036,700	11,393
China/Hong Kong (5.4%)
Air China Ltd., Class H	(a)858,000	274
Asia Aluminum Holdings Ltd.	(a)29,964,000	2,589
China Construction Bank, Class H	(a)(c)(e)29,154,000	10,152
China Life Insurance Co., Ltd.	(a)(c)8,072,000	7,131
China Mobile Hong Kong Ltd.	(c)2,522,000	11,937
China Resources Power Holdings Co.	7,869,000	4,440
China Techfaith Wireless Communication Technology Ltd. ADR	(a)107,700	1,454
China Unicom Ltd.	6,258,000	5,085
Global Bio-Chem Technology Group Co., Ltd.	(c)14,395,000	6,312
GOME Electrical Appliances Holdings Ltd.	(c)13,650,000	$9,243
Grande Holdings Ltd.	(c)2,069,000	1,601
Hopewell Highway Infrastructure Ltd.	(c)5,074,000	3,370
Huadian Power International Corp., Ltd., Class H	11,499,000	2,936
Kingboard Chemical Holdings Ltd.	(c)1,943,000	5,263
Moulin Global Eyecare Holdings Ltd.	(a)(d)(l)2,150,000	@—
PetroChina Co., Ltd., Class H	14,842,000	12,155
Ping An Insurance Group Co. of China Ltd., Class H	3,383,000	6,239
Shougang Concord Century Holdings Ltd.	12,407,000	592
TPV Technology Ltd.	8,139,000	8,027
Victory City International Holdings Ltd.	(c)3,929,000	1,140
		99,940
Colombia (0.5%)
BanColombia S.A. ADR	293,730	8,468
Hungary (0.7%)
Gedeon Richter Rt.	76,353	13,717
India (7.4%)
ABB Ltd. India	157,082	6,720
Aventis Pharma Ltd.	110,424	4,063
Bharat Heavy Electricals Corp.	596,385	18,385
Cipla Ltd.	456,665	4,500
Container Corp. of India Ltd.	156,919	5,055
Glenmark Pharmaceuticals Ltd.	430,000	3,004
Gujarat Ambuja Cements Ltd. GDR	1,980,000	3,465
Gujarat Ambuja Cements Ltd.	480,000	849
HDFC Bank Ltd.	316,000	4,978
Hero Honda Motors Ltd.	405,385	7,746
Hindalco Industries Ltd.	922,792	2,941
Hindustan Lever Ltd.	1,498,260	6,568
Housing Development Finance Corp.	254,000	6,814
ICICI Bank Ltd. ADR	48,000	1,382
India Info.com PCL	(d)(l)393,611	@—
Infosys Technologies Ltd.	229,036	15,254
ITC Ltd.	762,000	2,405
ITC Ltd. (Registered) GDR	651,000	2,025
Mahindra & Mahindra Ltd.	622,500	7,084
Morgan Stanley Growth Fund	(a)(k)17,282,900	12,729
Punj Lloyd Ltd.	(a)11,474	179
Punjab National Bank	(d)372,500	4,092
Reliance Industries Ltd.	93,000	1,839
Reliance Industries Ltd. GDR	(e)48,000	1,897
Siemens India Ltd.	64,000	5,136
UTI Bank Ltd.	241,000	1,534
UTI Bank Ltd. GDR	(a)316,000	2,019
Wipro Ltd.	481,000	4,954
		137,617
Indonesia (0.2%)
Bank Mandiri Persero Tbk PT	19,001,000	3,170
Malaysia (1.3%)
Bandar Raya Developments Bhd	2,727,000	624
Bumiputra-Commerce Holdings Bhd	2,119,000	3,196
IOI Corp. Bhd	850,000	2,789
Magnum Corp. Bhd	4,457,000	2,240

22	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

Emerging Markets Portfolio

		Value
	Shares	(000)
Malaysia (cont’d)
MK Land Holdings Bhd	3,633,000	$490
Resorts World Bhd	884,000	2,620
Road Builder (M) Holdings Bhd	1,658,000	610
Tenaga Nasional Bhd	2,602,000	6,816
YTL Corp. Bhd	3,293,066	4,661
		24,046
Mexico (10.6%)
America Movil S.A. de C.V., Class L ADR	2,077,709	60,794
Empresas ICA Sociedad Controladora S.A. de C.V.	(a)890,883	2,178
Empresas ICA Sociedad Controladora S.A. de C.V. ADR	(a)22,900	670
Fomento Economico Mexicano S.A. de C.V. ADR	247,720	17,962
Grupo Televisa S.A. ADR	618,040	49,752
Kimberly-Clark de Mexico S.A. de C.V., Class A	1,630,870	5,829
Wal-Mart de Mexico S.A. de C.V. ADR	(c)156,092	8,657
Wal-Mart de Mexico S.A. de C.V., Series V	9,129,108	50,658
		196,500
Morocco (0.8%)
Attijariwafa Bank	11,599	1,557
Banque Marocaine du Commerce Exterieur	71,100	5,779
ONA S.A.	70,700	8,191
		15,527
Pakistan (0.4%)
National Bank of Pakistan	791,100	2,640
Pakistan Telecommunication Co., Ltd.	4,591,700	5,024
		7,664
Peru (0.2%)
Credicorp Ltd.	176,500	4,022
Poland (3.7%)
Agora S.A.	333,211	7,078
Bank Millennium S.A.	1,235,803	1,997
Bank Pekao S.A.	228,763	12,289
Central European Distribution Corp.	(a)(c)249,200	10,003
NFI Empik Media & Fasion S.A.	(a)758,047	1,587
Polski Koncern Naftowy Orlen	218,130	4,210
Powszechna Kasa Oszczednosci Bank Polski S.A.	1,286,003	11,480
Telekomunikacja Polska S.A. GDR	852,400	6,123
TVN S.A.	(a)567,101	13,617
		68,384
Russia (10.3%)
Alliance Cellulose Ltd.	(a)(d)(l)592,359	@—
Efes Breweries International N.V. GDR	(a)197,380	5,615
Highland Gold Mining Ltd.	1,647,700	6,960
LUKOIL ADR	(c)1,213,356	72,195
MMC Norilsk Nickel ADR	84,000	7,963
Mobile Telesystems ADR	213,800	7,483
Mobile Telesystems GDR	254,800	8,924
OAO Gazprom ADR (Registered)	(c)234,540	17,121
Pyaterochka Holding N.V. GDR	(a)(c)774,472	11,191
RAO Unified Energy System GDR	132,349	$5,612
Sberbank RF GDR	(a)210,650	27,532
Surgutneftegaz ADR	(c)172,398	9,396
Wimm-Bill-Dann Foods OJSC ADR	(a)(c)436,100	10,480
		190,472
South Africa (12.7%)
African Bank Investments Ltd.	4,150,700	16,071
Anglo American plc (London Shares)	1	@—
Aveng Ltd.	(c)3,714,800	10,562
Edgars Consolidated Stores Ltd.	2,421,100	13,453
Harmony Gold Mining Co., Ltd.	(a)(c)768,002	10,305
Harmony Gold Mining Co., Ltd. ADR	(a)(c)771,573	10,069
Impala Platinum Holdings Ltd.	75,938	11,185
J.D. Group Ltd.	900,490	10,908
Massmart Holdings Ltd.	355,245	2,900
Mittal Steel South Africa Ltd.	200	2
MTN Group Ltd.	3,193,950	31,372
Murray & Roberts Holdings Ltd.	2,097,900	6,498
Naspers Ltd., Class N	1,560,360	27,622
Pretoria Portland Cement Co., Ltd.	173,800	8,426
Shoprite Holdings Ltd.	3,227,309	9,400
Standard Bank Group Ltd.	2,505,504	30,019
Steinhoff International Holdings Ltd.	4,469,521	13,244
Tiger Brands Ltd.	941,440	21,648
Woolworths Holdings Ltd.	578,800	1,299
		234,983
South Korea (14.1%)
Amorepacific Corp.	(a)10,776	3,380
Cheil Industries, Inc.	(a)178,210	4,970
Daelim Industrial Co.	(a)53,330	3,811
Doosan Heavy Industries and Construction Co., Ltd.	(a)388,940	14,650
Doosan Infracore Co., Ltd.	(a)203,100	3,649
GS Engineering & Construction Corp.	(a)220,680	11,609
Hanjin Heavy Industries & Construction Co., Ltd.	(a)213,570	4,982
Hankook Tire Co., Ltd.	(a)390,760	5,527
Hanmi Pharm Co., Ltd.	(a)25,589	3,530
Hyundai Mobis	(a)125,880	11,545
Hyundai Motor Co.	(a)127,240	12,288
Hyundai Motor Co. (Preference)	(a)99,880	6,801
Kookmin Bank	(a)228,600	17,358
Korea Zinc Co., Ltd.	(a)103,510	5,240
KT&G Corp.	(a)250,270	11,191
NHN Corp.	(a)27,310	7,319
Orion Corp.	(a)56,714	15,790
Pusan Bank	(a)334,260	4,396
S-Oil Corp.	44,960	3,151
Samsung Electronics Co., Ltd.	61,784	40,413
Samsung Electronics Co., Ltd. (Preference)	28,049	13,669
Samsung Fire & Marine Insurance Co., Ltd.	68,688	8,727
Samsung SDI Co., Ltd.	(a)80,800	9,343
Shinhan Financial Group Co., Ltd.	(a)389,610	15,874
SK Corp.	(a)190,330	9,842

The accompanying notes are an integral part of the financial statements.	23

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

Emerging Markets Portfolio

			Value
		Shares	(000)
South Korea (cont’d)
Woongjin Coway Co., Ltd.		(a)169,880	$4,038
Woori Finance Holdings Co., Ltd.		(a)412,680	8,233
			261,326
Taiwan (8.8%)
Acer, Inc.		2,331,000	5,858
Asia Optical Co., Inc.		59,000	405
AU Optronics Corp.		14,549,940	21,719
Cathay Financial Holding Co., Ltd.		4,484,000	8,128
Cheng Shin Rubber Industry Co., Ltd.		2,338,056	2,066
China Steel Corp.		4,265,700	3,249
Chinatrust Financial Holding Co., Ltd.		7,339,766	5,813
Compal Electronics, Inc.		6,425,000	5,794
CTCI Corp.		3,337,344	1,398
Cyberlink Corp.		116,479	320
Delta Electronics, Inc.		4,380,279	8,980
Delta Electronics, Inc. GDR		287,448	2,945
Eva Airways Corp.		1,109	1
Far EasTone Telecommunications Co., Ltd.		2,963,000	3,353
Formosa Petrochemical Corp.		2,800,000	4,964
High Tech Computer Corp.		468,000	8,782
HON HAI Precision Industry Co., Ltd.		2,329,048	12,771
Infortrend Technology, Inc.		1,040,000	1,578
Kaulin Manufacturing Co., Ltd.		1,382,063	1,255
Largan Precision Co., Ltd.		525,045	8,285
MediaTek, Inc.		1,107,715	13,059
Phoenixtec Power Co., Ltd.		2,248,355	2,452
Polaris Securities Co., Ltd.		4,069,969	1,841
Radiant Opto-Electronics Corp.		1,180,561	2,877
Shin Kong Financial Holding Co., Ltd.		15,221,555	11,848
Springsoft, Inc.		1,816,112	2,976
Taishin Financial Holdings Co., Ltd.		5,395,156	2,827
Taiwan Mobile Co., Ltd.		3,855,000	3,370
Taiwan Semiconductor Manufacturing Co., Ltd.		2,800,000	5,331
Tsann Kuen Enterprise Co.		2,674,611	4,473
Vanguard International Semiconductor Corp.		5,852,358	4,457
			163,175
Thailand (2.6%)
Advanced Info Service PCL (Foreign)		2,582,900	6,674
Asian Property Development PCL		(d)15,446,800	1,288
Bangkok Bank PCL (Foreign)		(c)1,926,700	5,401
CH. Karnchang PCL (Foreign)		(c)(d)4,880,800	1,439
CP Seven Eleven PCL (Foreign)		(d)20,236,400	2,910
Italian-Thai Development PCL (Foreign)		(d)18,608,100	3,742
Kasikornbank PCL (Foreign)		(c)2,125,500	3,886
Lalin Property PCL (Foreign)		(d)4,391,500	529
Land & Houses PCL (Foreign, Registered)		(c)9,781,000	2,122
MBK PCL (Foreign)		(d)765,700	830
PTT PCL (Foreign)		(d)1,221,500	6,729
Siam City Bank PCL (Foreign, Registered)		2,953,900	1,750
Siam Commercial Bank PCL (Foreign, Registered)		919,200	1,165
Siam Makro PCL (Foreign)		(d)389,600	$660
Thai Oil PCL (Foreign)		(d)1,428,400	2,211
Total Access Communication PCL		(a)1,430,600	4,635
True Corp. PCL (Foreign)		(a)6,255,800	1,525
			47,496
Turkey (4.6%)
Akcansa Cimento A.S.		1,179,501	7,162
BIM Birlesik Magazalar A.S.		(a)293,207	7,273
Dogan Yayin Holding A.S.		(a)2,800,877	11,096
Enka Insaat ve Sanayi A.S.		146,305	1,820
Haci Omer Sabanci Holding A.S.		1,558,200	8,826
Hurriyet Gazetecilik ve Matbaacilik A.S.		2,926,155	11,484
Turk Hava Yollari Anonim Ortakligi		(a)1,851,980	11,588
Turkiye Garanti Bankasi A.S., Class C		(a)2,347,955	8,519
Turkiye Vakiflar Bankasi TAO, Class D		(a)908,900	4,812
Yapi ve Kredi Bankasi A.S.		(a)2,869,797	13,387
			85,967
Total Common Stocks (Cost $1,309,602)			1,818,703
		Face
		Amount
		(000)
Fixed Income Securities (0.5%)
India (0.0%)
Saurashtra Cement & Chemicals Ltd. (expired maturity)	INR	(b)(d)(l)700	@—
Russia (0.5%)
MCSI Holding Ltd. (Secured Notes)	$	(d)(l)10,337	9,820
Total Fixed Income Securities (Cost $11,840)			9,820
Short-Term Investments (7.6%)
Short-Term Debt Securities held as Collateral on Loaned Securities (5.3%)
Abbey National Treasury Services,
4.14%, 1/13/06		(h)2,339	2,339
Alliance & Leister plc,
4.33%, 1/30/07		(h)3,161	3,161
Bank of America, 4.31%, 11/7/06		(h)695	695
Bank of New York Co., Inc.,
4.33%, 1/30/07		(h)1,580	1,580
Bear Stearns, 4.38%, 6/15/06		(h)3,161	3,161
Calyon NY, 4.40%, 2/27/06		(h)1,264	1,264
Cancara Asset Securitisation Ltd.,
4.26%, 1/17/06		4,710	4,710
CC USA, Inc., 4.33%, 4/18/06		(h)1,580	1,580
CIC NY, 4.34%, 2/13/06		(h)4,741	4,741
Ciesco LLC, 4.25%, 1/17/06		1,570	1,570
Dekabank Deutsche Girozentrale,
4.17%, 5/19/06		(h)3,224	3,224
Deutsche Bank Securities, Inc.,
4.27%, 1/3/06		28,890	28,890
Goldman Sachs Group, Inc.,
4.38%, 1/30/07		(h)1,580	1,580
HSBC USA, NY, 4.12%, 2/6/06		1,580	1,580
K2 (USA) LLC,
4.33%, 4/25/06		(h)1,580	1,580
4.34%, 2/15/06		(h)1,391	1,391
4.35%, 2/15/06		(h)632	632

24	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

Emerging Markets Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Debt Securities held as Collateral on Loaned Securities (cont’d)
Links Finance LLC,
4.29%, 10/6/06	$ (h)1,268	$1,268
4.33%, 4/18/06	(h)1,580	1,580
4.36%,2/27/06	(h)1,896	1,896
Manufacturers & Traders,
4.37%, 12/29/06	(h)948	948
Merck & Co., 4.37%, 2/23/06	1,638	1,638
Nationwide Building Society,
4.58%, 1/2/07	(h)3,666	3,666
Proctor & Gamble, 4.46%, 1/30/07	(h)1,296	1,296
Rabobank USA Financial Corp.,
4.13%, 1/3/06	4,739	4,739
San Paolo IMI Bank, 4.33%, 2/23/06	2,844	2,844
Sigma Finance, Inc., 4.34%, 3/22/06	(h)3,160	3,160
SLM Corp., 4.37%, 1/30/07	(h)3,161	3,161
Tango Finance Corp., 4.33%, 3/22/06	(h)2,655	2,655
Wachovia Bank N.A., 4.30%, 10/2/06	(h)3,793	3,793
Wells Fargo Bank San Francisco N.A.,
4.30%, 12/1/06	(h)2,212	2,212
		98,534
Repurchase Agreement (2.3%)
J.P. Morgan Securities, Inc., 4.05%, dated 12/30/05, due 1/3/06, repurchase price $41,656	(f)41,637	41,637
Total Short-Term Investments (Cost $140,171)		140,171
Total Investments (106.2%) (Cost $1,461,613) including $94,556 of Securities Loaned		1,968,694
Liabilities in Excess of Other Assets (-6.2%)		(115,541)
Net Assets (100%)		$1,853,153

(a)	Non-income producing security.
(b)	Issuer is in default.
(c)	All or portion of security on loan at December 31, 2005.
(d)	Security was valued at fair value — At December 31, 2005, the Portfolio held $41,010,000 of fair valued securities, representing 2.2% of net assets.
(e)	144A security — certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,000,707,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank: 2.00% to 7.35%, due 1/11/06 to 10/25/33; Federal Home Loan Mortgage Corp.: 1.88% to 7.22%, due 2/9/06 to 7/15/32; Federal National Mortgage Association: 2.50% to 7.25%, due 2/15/06 to 11/15/30, which had a total value of $1,020,741,791. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security — interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2005.
(k)

Investments of Securities of Affiliated issuer — The Morgan Stanley Growth Fund, acquired at a cost of $3,415,000, is advised by an affiliate of the Adviser. During the year ended December 31, 2005, the Portfolio had no purchases or sales of this security. The Portfolio derived no income from this security during the year ended December 31, 2005.

(l)	Security has been deemed illiquid - at December 31, 2005.
@	Face Amount/Value is less than $500.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
INR	Indian Rupee

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
HKD	2,376	$306	1/3/06	USD	306	$306	$ @—
USD	21	21	1/3/06	ZAR	130	21	@—
USD	209	209	1/4/06	ZAR	1,333	210	1
USD	99	99	1/4/06	ZAR	633	100	1
USD	447	447	1/5/06	ZAR	2,847	450	3
ZAR	1,878	297	1/6/06	USD	297	297	@—
ZAR	7,219	1,141	1/9/06	USD	1,137	1,137	(4)
ZAR	309,265	48,165	8/14/06	USD	45,773	45,773	(2,392)
		$50,685				$48,294	$(2,391)

HKD	—	Hong Kong Dollar
USD	—	United States Dollar
ZAR	—	South African Rand

The accompanying notes are an integral part of the financial statements.	25

2005 Annual Report

December 31, 2005

Investment Overview

Global Franchise Portfolio

*	Minimum Investment
**	Commenced operations on November 28, 2001
***	Commenced offering on November 28, 2001

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Morgan Stanley Capital International (MSCI) World Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Total Returns(3)
		Average
		Annual
	Year	Since
	One	Inception(6)
Portfolio – Class A (4)	11.91%	16.15%
Portfolio – Class B (5)	11.53	15.81
MSCI World Index	9.49	7.85
Lipper Global Multi-Cap Growth Funds Index	13.66	8.79

(1)

The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

(2)

The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on November 28, 2001
(5)	Commenced offering on November 28, 2001
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The Global Franchise Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world, that it believes have, among other things, resilient business franchises and growth potential. This Portfolio’s concentration of its assets in a smaller number of companies may subject it to greater investment risk than a portfolio with a larger number of companies. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

Global Franchise Portfolio

Performance

For the year ended December 31, 2005, the Portfolio had a total return based on net asset value per share of 11.91%, net of fees, for the Class A shares and 11.53%, net of fees, for the Class B shares, compared to 9.49% for the Morgan Stanley Capital International (MSCI) World Index (the “Index”).

Factors Affecting Performance

•                  Despite stubbornly high oil prices and concerns about rising global inflation, improving economic outlooks drove the strong performance of global markets in the 12-month period ended December 31, 2005. European economic growth began to show signs of momentum, the U.S. economy continued to grow moderately, and Japan’s economy also began to pick up.

•                  Energy (+29%), materials (+20%) and utilities (+14%) were the strongest performing sectors within the Index. The weakest performing sectors were telecommunication services (-9%), consumer discretionary (+2%) and information technology (+5%).

•                  The Portfolio’s top contributing stocks were British American Tobacco, Kone and Altria.

•                  However, holdings in GCap Media, The New York Times and SMG were the Portfolio’s largest detractors.

•                  On a sector basis, the Portfolio’s relative return benefited from our selection in the consumer staples and industrials sectors, as well as zero allocations to the telecommunication services and information technology sectors (both of which lagged in the benchmark return).

•                  In contrast, media stocks and a lack of exposure to the energy sector (one of the benchmark’s best performing groups) detracted from relative results.

•                  In line with our buy-and-hold approach, we initiated positions in four new stocks during the year (Unilever, Harley-Davidson, Pfizer and Scotts Miracle-Gro).

•                  We sold out of Cargotec (a spin-off from Kone); and, as a result of the acquisition of Allied Domecq by Pernod Ricard, we now hold a position in Pernod Ricard.

Management Strategies

•                  We continue our dialogue with a number of companies and are researching new ideas.

•                  We remain focused on the global brands philosophy of exceptional quality at compelling value. We continue to seek investment opportunities in companies with strong business franchises protected by a dominant intangible asset. Additionally, we demand sound management, substantial free cash flow and growth potential. We invest in these high quality companies only when we can identify compelling value as measured by a current free cash flow yield in excess of the risk-free bond yield. We seek to deliver attractive returns while striving to minimize business risk and valuation risk.

The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B); and other Portfolio expenses.These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

Global Franchise Portfolio

owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	July 1, 2005 —
	Account Value	December 31,	December 31,
	July 1, 2005	2005	2005
Class A
Actual	$1,000.00	$1,079.80	$5.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.21	5.09

Class B
Actual	1,000.00	1,077.90	6.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.95	6.36

* Expenses are equal to Class A and Class B annualized net expense ratios of 1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*	Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2006

2005 Annual Report

December 31, 2005

Portfolio of Investments

Global Franchise Portfolio

		Value
	Shares	(000)
Common Stocks (97.8%)
Canada (1.9%)
Torstar Corp., Class B	89,037	$ 1,696
Finland (3.9%)
Kone Oyj, Class B	(a)87,593	3,477
France (8.3%)
Groupe Danone	28,474	2,975
Pernod-Ricard S.A.	12,639	2,205
Sanofi-Aventis S.A.	25,805	2,261
		7,441
Netherlands (8.9%)
Koninklijke Numico N.V.	(a)74,033	3,066
Reed Elsevier N.V.	157,020	2,193
Wolters Kluwer N.V. CVA	135,398	2,738
		7,997
Spain (3.4%)
Altadis S.A.	64,878	2,943
Zardoya Otis S.A.	5,319	135
		3,078
Sweden (4.1%)
Swedish Match AB	310,216	3,651
Switzerland (6.2%)
Nestle S.A. (Registered)	10,063	3,010
Novartis AG (Registered)	48,660	2,557
		5,567
United Kingdom (34.8%)
British American Tobacco plc	287,322	6,427
Cadbury Schweppes plc	518,500	4,902
Diageo plc	224,930	3,260
GCAP Media plc	180,166	902
GlaxoSmithKline plc	98,120	2,480
Imperial Tobacco Group plc	95,755	2,862
Reckitt Benckiser plc	154,176	5,093
SMG plc	673,377	996
Unilever plc	220,728	2,189
WPP Group plc	181,362	1,963
		31,074
United States (26.3%)
Altria Group, Inc.	52,562	3,927
Bristol-Myers Squibb Co.	100,468	2,309
Brown-Forman Corp., Class B	36,186	2,508
Harley-Davidson, Inc.	44,296	2,281
Kimberly-Clark Corp.	43,914	2,620
Merck & Co., Inc.	84,822	2,698
New York Times Co. (The), Class A	75,929	2,008
Pfizer, Inc.	142,266	3,318
Scotts Miracle-Gro Co. (The), Class A	40,014	1,810
		23,479
Total Common Stocks (Cost $67,414)		87,460

	Face
	Amount	Value
	(000)	(000)
Short-Term Investment (1.7%)
Repurchase Agreement (1.7%)
J.P. Morgan Securities, Inc., 4.05%, dated 12/30/05, due 1/3/06, repurchase price $1,536 (Cost $1,535)	$ (f)1,535	$1,535
Total Investments (99.5%) (Cost $68,949)		88,995
Other Assets in Excess of Liabilities (0.5%)		424
Net Assets (100%)		$89,419

(a)	Non-income producing security.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,000,707,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank: 2.00% to 7.35%, due 1/11/06 to 10/25/33; Federal Home Loan Mortgage Corp.: 1.88% to 7.22%, due 2/9/06 to 7/15/32; Federal National Mortgage Association: 2.50% to 7.25%, due 2/15/06 to 11/15/30, which had a total value of $1,020,741,791. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

CVA	Certificaten Van Aandelen

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
GBP	8,975	$15,441	1/23/06	USD	15,815	$15,815	$374

GBP	—	British Pound
USD	—	United States Dollar

The accompanying notes are an integral part of the financial statements.	29

2005 Annual Report

December 31, 2005

Investment Overview

Global Value Equity Portfolio

*	Minimum Investment
**	Commenced offering on January 2, 1996

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Morgan Stanley Capital International (MSCI) World Index(1) and the Lipper Global Large-Cap Value Funds Median Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)
Portfolio – Class A (4)	5.81%	3.40%	9.12%	11.39%
MSCI World Index	9.49	2.18	7.04	8.58
Lipper Global Large-Cap Value Funds Mdn	6.51	6.60	10.39	—
Portfolio – Class B (5)	5.59	3.13	—	8.78
MSCI World Index	9.49	2.18	—	6.99
Lipper Global Large-Cap Value Funds Mdn	6.51	6.60	—	10.18

(1)

The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

(2)

The Lipper Global Large-Cap Value Funds Median Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio is in the Lipper Global Large-Cap Value Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on July 15, 1992
(5)	Commenced offering on January 2, 1996
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The Global Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

Performance

For the year ended December 31, 2005, the Portfolio had a total return based on net asset value per share of 5.81% for the

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

Global Value Equity Portfolio

Class A shares, net of fees, and 5.59% for the Class B shares, net of fees, compared to 9.49% for the Morgan Stanley Capital International (MSCI) World Index (the “Index”).

Factors Affecting Performance

•                  Global stock markets posted mixed performance throughout the year. In the United States, soaring oil prices, inflationary concerns, ongoing monetary tightening and the Gulf Coast hurricanes called into question the pace of economic growth and resulted in more muted equity performance. The major European markets gained as investors took a more positive view of the prospects of the German economy. In the United Kingdom, equity markets were weaker due in part to concerns of slowing consumer and industrial trends. Market sentiment improved as the period progressed and the Bank of England reduced rates, however. Meanwhile, Japan’s market performed very strongly, boosted by a range of factors. Deflation abated, economic recovery continued, and the privatization of the Japanese postal system advanced. Despite high oil prices, the world economy appeared to be in a reasonably healthy state as the period came to a close.

•                  The Portfolio benefited from stock selection in the consumer staples sector, with holdings in the tobacco industry and food and beverage industries performing especially well. Because these companies enjoy predictable ongoing consumer demand for their products, they were particularly attractive in a less certain economic climate. The Portfolio was also well served by its industrials stocks. In particular, commercial aerospace stocks boosted returns as the market rewarded well-executed business strategies.

•                  However, these positive factors were overshadowed by stock selection and marginal underweight in the energy sector. Our value conscious discipline led us to favor integrated oil companies rather than higher priced and more historically volatile oil services stocks. While the Portfolio’s holdings posted strong returns in absolute terms, they did not keep pace with the exceptional performance of oil services.

•                  Financials stocks also detracted from performance, with insurance stocks falling short of expectations. Stock selection and overweighted positions in telecommunications services and healthcare further tempered the pace of relative performance.

•                  Although there were a number of stock changes in the Portfolio over the year, the key sector overweights and underweights relative to the benchmark remained the same.

Management Strategies

•                  The Portfolio was positioned defensively throughout the period. Our investment discipline found greater value in consumer staples, telecommunications services and pharmaceutical stocks. As the result of individual stock decisions, we continue to hold overweight positions relative to the Index in these sectors. Conversely, as of the close of the period, the Portfolio was underweight relative to the benchmark in the financials, energy and information technology sectors.

•                  Within telecommunications, we added Asian companies and pared exposure to European and U.S. companies. Our view is that these Asian companies are tradingat relatively compelling valuations and offer exciting growth potential.

•                  Our approach and philosophy remained unaltered throughout the period. Our disciplined and proven investment process was driven by rigorous individual stock selection, rather than by “top down” regional or sector allocations. We applied strict criteria for value and quality.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

Global Value Equity Portfolio

account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	July 1, 2005 —
	Account Value	December 31,	December 31,
	July 1, 2005	2005	2005
Class A
Actual	$1,000.00	$1,070.70	$4.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.72	4.53

Class B
Actual	1,000.00	1,069.90	5.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.51	5.75

*Expenses are equal to Class A and Class B annualized net expense ratios of 0.89% and 1.13%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*	Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2006

2005 Annual Report

December 31, 2005

Portfolio of Investments

Global Value Equity Portfolio

	Value
	Shares	(000)
Common Stocks (97.4%)
Australia (2.1%)
Boral Ltd.	107,179	$637
Foster’s Group Ltd.	141,657	580
National Australia Bank Ltd.	42,773	1,016
		2,233
Bermuda (3.2%)
Tyco International Ltd.	89,918	2,595
XL Capital Ltd., Class A	(c)13,375	901
		3,496
France (5.7%)
BNP Paribas S.A.	19,409	1,571
Lafarge S.A.	(c)13,548	1,219
Sanofi-Aventis S.A.	18,411	1,613
Total S.A.	7,091	1,781
		6,184
Germany (1.6%)
BASF AG	7,905	606
Bayerische Motoren Werke AG	24,696	1,083
		1,689
Hong Kong (0.6%)
Hong Kong Electric Holdings Ltd.	121,680	603
Ireland (2.3%)
Bank of Ireland	94,405	1,488
Kerry Group plc, Class A	43,858	971
		2,459
Italy (3.0%)
ENI S.p.A.	75,267	2,087
Telecom Italia S.p.A. RNC	484,130	1,201
		3,288
Japan (8.7%)
Astellas Pharma, Inc.	30,000	1,171
Canon, Inc.	(c)21,400	1,253
Fuji Photo Film Co., Ltd.	32,900	1,088
Kao Corp.	48,000	1,287
Mitsui Sumitomo Insurance Co., Ltd.	56,000	685
Sumitomo Electric Industries Ltd.	101,400	1,540
Takeda Pharmaceutical Co., Ltd.	32,400	1,753
Toyota Motor Corp.	(c)11,600	602
		9,379
Netherlands (4.3%)
Koninklijke Philips Electronics N.V.	16,770	521
Royal Dutch Shell plc ADR	38,944	2,395
Unilever N.V. CVA	15,033	1,029
Wolters Kluwer N.V. CVA	36,281	734
		4,679
New Zealand (0.9%)
Telecom Corp. of New Zealand Ltd.	(c)241,469	991
South Korea (0.8%)
SK Telecom Co., Ltd. ADR	(c)42,079	854
Spain (2.0%)
Banco Bilbao Vizcaya Argentaria S.A.	60,725	1,084
Telefonica S.A.	68,281	$1,027
		2,111
Switzerland (4.1%)
Nestle S.A. (Registered)	4,501	1,346
Novartis AG (Registered)	9,931	522
Syngenta AG	(a)9,878	1,229
UBS AG (Registered)	13,659	1,301
		4,398
Taiwan (0.8%)
Chunghwa Telecom Co., Ltd. ADR	(c)45,070	827
United Kingdom (19.2%)
Amvescap plc	82,213	625
BAA plc	65,447	706
Barclays plc	139,266	1,464
Cadbury Schweppes plc	231,597	2,190
Diageo plc	85,877	1,245
GlaxoSmithKline plc	117,701	2,975
Imperial Tobacco Group plc	68,291	2,041
Morrison WM Supermarkets plc	344,192	1,146
Reckitt Benckiser plc	7,496	248
Reed Elsevier plc	191,393	1,798
Rentokil Initial plc	152,988	430
Rolls-Royce Group plc	(a)266,097	1,957
Rolls-Royce Group plc, Class B	8,788,175	16
Royal Bank of Scotland Group plc	57,602	1,739
Vodafone Group plc	743,892	1,606
WPP Group plc	55,168	597
		20,783
United States (38.1%)
Alcoa, Inc.	29,455	871
Altria Group, Inc.	34,272	2,561
American Electric Power Co., Inc.	(c)29,579	1,097
American International Group, Inc.	9,641	658
AT&T, Inc.	(c)22,261	545
BJ’s Wholesale Club, Inc.	(a)(c)32,694	966
Boeing Co. (The)	43,263	3,039
Bristol-Myers Squibb Co.	54,051	1,242
Chevron Corp.	21,920	1,244
Citigroup, Inc.	94,249	4,574
Exxon Mobil Corp.	8,547	480
First Data Corp.	27,241	1,172
Freddie Mac	25,059	1,638
General Dynamics Corp.	4,666	532
Hewlett-Packard Co.	49,992	1,431
International Business Machines Corp.	31,461	2,586
McDonald’s Corp.	38,772	1,307
Mellon Financial Corp.	39,516	1,353
Merrill Lynch & Co., Inc.	21,944	1,486
New York Times Co. (The), Class A	(c)16,392	434
Northrop Grumman Corp.	16,266	978
Pfizer, Inc.	75,300	1,756
Schering-Plough Corp.	108,427	2,261
St. Paul Travelers Cos., Inc. (The)	31,798	1,420
Verizon Communications, Inc.	32,460	978
Viacom, Inc., Class B	(a)29,732	969

The accompanying notes are an integral part of the financial statements.	33

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

Global Value Equity Portfolio

	Value
	Shares	(000)
United States (cont’d)
Wyeth	52,077	$2,399
Xerox Corp.	(a)(c)78,672	1,153
		41,130
Total Common Stocks (Cost $88,958)		105,104
	Face
	Amount
	(000)
Short-Term Investments (7.9%)
Short-Term Debt Securities held as Collateral on Loaned Securities (4.7%)
Abbey National Treasury Services,
4.14%, 1/13/06	$ (h)121	121
Alliance & Leister plc, 4.33%, 1/30/07	(h)163	163
Bank of America, 4.31%, 11/7/06	(h)36	36
Bank of New York Co., Inc.,
4.33%, 1/30/07	(h)82	82
Bear Stearns, 4.38%, 6/15/06	(h)163	163
Calyon NY, 4.40%, 2/27/06	(h)65	65
Cancara Asset Securitisation Ltd.,
4.26%, 1/17/06	243	243
CC USA, Inc., 4.33%, 4/18/06	(h)81	81
CIC NY, 4.34%, 2/13/06	(h)245	245
Ciesco LLC, 4.25%, 1/17/06	81	81
Dekabank Deutsche Girozentrale, 4.17%, 5/19/06	(h)166	166
Deutsche Bank Securities, Inc.,
4.27%, 1/3/06	1,490	1,490
Goldman Sachs Group, Inc.,
4.38%, 1/30/07	(h)82	82
HSBC USA, NY, 4.12%, 2/6/06	82	82
K2 (USA) LLC,
4.33%, 4/25/06	(h)81	81
4.34%, 2/15/06	(h)72	72
4.35%, 2/15/06	(h)33	33
Links Finance LLC,
4.29%, 10/6/06	(h)65	65
4.33%, 4/18/06	(h)81	81
4.36%,2/27/06	(h)98	98
Manufacturers & Traders, 4.37%, 12/29/06	(h)49	49
Merck & Co., 4.37%, 2/23/06	84	84
Nationwide Building Society,
4.58%, 1/2/07	(h)189	189
Proctor & Gamble, 4.46%, 1/30/07	(h)67	67
Rabobank USA Financial Corp.,
4.13%, 1/3/06	244	244
San Paolo IMI Bank, 4.33%, 2/23/06	147	147
Sigma Finance, Inc., 4.34%, 3/22/06	(h)163	163
SLM Corp., 4.37%, 1/30/07	(h)163	163
Tango Finance Corp., 4.33%, 3/22/06	(h)137	137
Wachovia Bank N.A., 4.30%, 10/2/06	(h)196	196
Wells Fargo Bank San Francisco N.A.,
4.30%, 12/1/06	(h)114	114
		5,083

	Face
	Amount	Value
	(000)	(000)
Repurchase Agreement (3.2%)
J.P. Morgan Securities, Inc., 4.05%, dated 12/30/05, due 1/3/06, repurchase price $3,426	$ (f)3,425	$3,425
Total Short-Term Investment (Cost $8,508)		8,508
Total Investments (105.3%) (Cost $97,466) — including $4,875 of Securities Loaned		113,612
Liabilities in Excess of Other Assets (-5.3%)		(5,674)
Net Assets (100%)		$107,938

(a)	Non-income producing security.
(c)	All or portion of security on loan at December 31, 2005.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,000,707,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank: 2.00% to 7.35%, due 1/11/06 to 10/25/33; Federal Home Loan Mortgage Corp.: 1.88% to 7.22%, due 2/9/06 to 7/15/32; Federal National Mortgage Association: 2.50% to 7.25%, due 2/15/06 to 11/15/30, which had a total value of $1,020,741,791. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)	Variable/Floating Rate Security — interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2005.
ADR	American Depositary Receipts
CVA	Certificaten Van Aandelen
RNC	Non-Convertible Savings Shares

34	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

Global Value Equity Portfolio

Foreign Currency Exchange Contract Information:
The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
USD	14	$14	1/4/06	AUD	19	$14	$ @—
USD	27	27	1/4/06	CHF	36	27	@—
USD	86	86	1/3/06	EUR	73	86	@—
USD	15	15	1/4/06	EUR	13	15	@—
USD	127	127	1/4/06	GBP	74	127	@—
USD	5	5	1/3/06	HKD	39	5	@—
USD	46	46	1/5/06	JPY	5,420	46	@—
USD	6	6	1/5/06	NZD	9	6	@—
		$326				$326	$ @—

AUD	—	Australian Dollar
CHF	—	Swiss Franc
EUR	—	Euro
GBP	—	British Pound
HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
NZD	—	New Zealand Dollar
USD	—	United States Dollar
@	—	Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	35

2005 Annual Report

December 31, 2005

Investment Overview

International Equity Portfolio

*	Minimum Investment
**	Commenced offering on January 2, 1996

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Large-Cap Core Funds Index(2)

	Total Returns(3)

		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)

Portfolio – Class A (4)	6.45%	8.00%	11.72%	11.36%
MSCI EAFE Index	13.54	4.55	5.84	5.05
Lipper International Large-Cap Core Funds Index	13.84	3.80	7.94	8.10
Portfolio – Class B (5)	6.20	7.77	—	11.39
MSCI EAFE Index	13.54	4.55	—	5.83
Lipper International Large-Cap Core Funds Index	13.84	3.80	—	7.87

(1)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

(2)

The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Large-Cap Core Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on August 4, 1989
(5)	Commenced offering on January 2, 1996
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The International Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

International Equity Portfolio

Performance

For the year ended December 31, 2005, the Portfolio had a total return based on net asset value per share of 6.45% for the Class A shares, net of fees, and 6.20% for the Class B shares, net of fees, compared to 13.54% for the Morgan Stanley Capital International (MSCI) EAFE Index (the “Index”).

Factors Affecting Performance

•                  Currency played a major role in returns for 2005. The U.S. dollar appreciated 15.2% against both the Japanese yen and the Euro, and 11.8% against the British sterling. For U.S.based investors, the strengthening dollar disguised the fact that in local currency terms, it was a fairly spectacular year, with the Index up 29.0% in 2005. In the highly buoyant local markets, the major standout was Japan, which advanced significantly in anticipation of, and following, Prime Minister Koizumi’s September election landslide.

•                  On a sector basis, cyclicals led the charge. The materials, industrials, energy and financials sectors posted the strongest gains. Telecommunications, consumer staples, consumer discretionary, and information technology lagged most significantly.

•                  The primary reason for the Portfolio’s underperformance was that our stock selection reflected a high degree of risk aversion and caution on a macro level. This positioning was out of step with the market. With the exception of a bad wobble in March and April, the bulls have had it their way for 2005, and the “goldilocks” scenario of low interest rates and higher-than-expected gross domestic product growth continued to play out through the close of the year.

•                  Performance was hindered by the Portfolio’s underweight relative to the benchmark and stock selection in Japan. The Portfolio’s average weighting in Japan for the year was 19.5% versus 22.5% compared to the Index, but the Portfolio largely focused on cheap, low volatility, high free-cash-flow generating companies with low economic sensitivity. These stocks have trailed as the market pursued cyclicality and risk.

•                  An overweight relative to the Index and stock selection in the telecommunications sector also hindered performance. The virtues of cheapness and low volatility had no attraction whatsoever for a market pursuing risk, particularly as telecommunication companies in general have no offset to a strengthening U.S. dollar.

Management Strategies

•                  As in 2004, 2005 was a year where investors were well rewarded for taking on risk. We have a longstanding history of being cautious on the U.S. consumer and, therefore, on the U.S. economy. The upside of this conservative and patient approach is that it has kept us out of much trouble, particularly during the bubble period of 1999 through 2002. However, 2005 was all about getting the macro right and we were premature at the expense of performance. The prevailing goldilocks economy was hardly helpful for a strategy that historically tends to have performance slippage in strong up markets.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

International Equity Portfolio

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	July 1, 2005 —
	Account Value	December 31,	December 31,
	July 1, 2005	2005	2005
Class A
Actual	$1,000.00	$1,081.00	$4.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.57	4.69

Class B
Actual	1,000.00	1,079.60	6.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.31	5.96

* Expenses are equal to Class A and Class B annualized net expense ratios of 0.92% and 1.17%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*	Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2006

2005 Annual Report

December 31, 2005

Portfolio of Investments

International Equity Portfolio

		Value
	Shares	(000)
Common Stocks (98.0%)
Australia (0.3%)
Orica Ltd.	1,485,012	$22,216
Austria (1.6%)
Telekom Austria AG	(c)5,560,758	125,079
Belgium (0.9%)
Fortis	(c)2,133,584	67,920
France (10.4%)
BNP Paribas S.A.	1,191,477	96,410
Carrefour S.A.	(c)1,701,330	79,719
France Telecom S.A.	(c)12,053,532	299,518
Sanofi-Aventis S.A.	(c)891,939	78,138
Societe Generale	347,134	42,698
Total S.A.	895,091	224,859
		821,342
Germany (7.4%)
Bayer AG	979,455	40,920
Bayerische Motoren Werke AG	1,922,926	84,343
Deutsche Telekom AG (Registered)	(c)3,384,630	56,417
Linde AG	765,625	59,613
Muenchener Rueckversicherungs AG (Registered)	359,329	48,656
Porsche AG (Non-Voting Shares)	(c)143,828	103,349
RWE AG	(c)1,060,543	78,533
Siemens AG (Registered)	1,317,103	112,890
		584,721
Ireland (0.2%)
CRH plc (Dublin Shares)	589,454	17,341
Italy (3.1%)
ENI S.p.A.	3,667,958	101,740
Telecom Italia S.p.A. RNC	(c)57,603,275	142,866
		244,606
Japan (18.6%)
Asatsu-DK, Inc.	(c)659,500	20,977
Astellas Pharma, Inc.	2,032,500	79,304
Canon, Inc.	(c)1,372,200	80,310
Central Japan Railway Co.	10,938	104,839
Dai Nippon Printing Co., Ltd.	(c)6,814,000	121,374
Fuji Photo Film Co., Ltd.	2,331,500	77,127
Kansai Electric Power Co., Inc. (The)	4,789,500	102,985
Kao Corp.	5,428,000	145,489
Kyocera Corp.	573,000	41,798
Lawson, Inc.	(c)1,034,800	42,658
Mitsubishi Electric Corp.	(c)16,086,000	113,930
NEC Corp.	(c)14,663,000	91,290
NTT DoCoMo, Inc.	51,674	78,895
Oriental Land Co., Ltd.	(c)1,013,000	55,249
Osaka Gas Co., Ltd.	15,161,000	52,339
Rohm Co., Ltd.	638,800	69,518
Shinsei Bank Ltd.	17,347,000	100,349
Tokyo Gas Co., Ltd.	(c)21,811,500	96,944
		1,475,375
Luxembourg (0.3%)
Arcelor	907,775	22,515
Netherlands (7.0%)
ABN AMRO Holding N.V.	(c)4,198,793	$109,804
Akzo Nobel N.V.	1,296,899	60,108
CSM N.V. CVA	1,652,295	45,048
ING Groep N.V. CVA	2,762,333	95,816
Unilever N.V. CVA	3,495,600	239,399
		550,175
New Zealand (0.9%)
Telecom Corp. of New Zealand Ltd.	(c)18,301,161	75,112
Singapore (0.6%)
United Overseas Bank Ltd.	5,032,000	44,179
South Korea (1.6%)
Samsung Electronics Co., Ltd. GDR (Registered)	(c)(e)393,540	128,280
Spain (1.7%)
Repsol YPF S.A.	(c)694,819	20,293
Telefonica S.A.	7,330,357	110,298
		130,591
Sweden (1.1%)
Nordea Bank AB	4,326,960	44,934
SKF AB, Class B	2,954,792	41,470
		86,404
Switzerland (10.0%)
Credit Suisse Group (Registered)	760,905	38,798
Holcim Ltd. (Registered)	(c)1,883,246	128,273
Nestle S.A. (Registered)	1,136,107	339,794
Novartis AG (Registered)	2,880,789	151,384
UBS AG (Registered)	1,436,208	136,735
		794,984
Taiwan (0.6%)
Chunghwa Telecom Co., Ltd. ADR	(c)2,745,932	50,388
United Kingdom (31.7%)
BAA plc	2,721,797	29,362
Barclays plc	5,813,923	61,119
BHP Billiton plc	6,983,931	114,094
BOC Group plc	6,355,850	131,008
BP plc	21,108,481	224,809
British American Tobacco plc	4,459,171	99,739
Bunzl plc	3,186,087	34,974
Burberry Group plc	1,046,108	7,735
Cadbury Schweppes plc	16,312,319	154,223
GlaxoSmithKline plc	5,081,601	128,437
GUS plc	2,949,682	52,375
Hanson plc	1,785,187	19,627
Hays plc	47,396,420	102,343
Hilton Group plc	6,733,037	42,110
Imperial Tobacco Group plc	7,482,567	223,624
Intercontinental Hotels Group plc	7,583,706	109,539
National Grid plc	11,831,751	115,730
Reckitt Benckiser plc	3,890,912	128,534
Reed Elsevier plc	16,778,261	157,618
Rolls-Royce Group plc	(a)6,215,976	45,721
Rolls-Royce Group plc, Class B	211,008,541	370
Royal Bank of Scotland Group plc	4,649,829	140,405

39	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

International Equity Portfolio

		Value
	Shares	(000)
United Kingdom (cont’d)
Royal Dutch Shell plc, Class A	4,205,186	$128,341
Scottish Power plc	6,755,301	63,170
Vodafone Group plc	71,641,262	154,694
Wolseley plc	1,965,458	41,425
		2,511,126
Total Common Stocks (Cost $6,427,623)		7,752,354

	Face
	Amount
	(000)
Short-Term Investments (6.8%)
Short-Term Debt Securities held as Collateral on Loaned Securities (6.8%)
Abbey National Treasury Services,
4.14%, 1/13/06	$ (h)12,829	12,829
Alliance & Leister plc, 4.33%, 1/30/07	(h)17,334	17,334
Bank of America, 4.31%, 11/7/06	(h)3,814	3,814
Bank of New York Co., Inc.,
4.33%, 1/30/07	(h)8,667	8,667
Bear Stearns, 4.38%, 6/15/06	(h)17,334	17,334
Calyon NY, 4.40%, 2/27/06	(h)6,933	6,933
Cancara Asset Securitisation Ltd.,
4.26%, 1/17/06	25,830	25,830
CC USA, Inc., 4.33%, 4/18/06	(h)8,667	8,667
CIC NY, 4.34%, 2/13/06	(h)26,001	26,001
Ciesco LLC, 4.25%, 1/17/06	8,610	8,610
Dekabank Deutsche Girozentrale,
4.17%, 5/19/06	(h)17,681	17,681
Deutsche Bank Securities, Inc.,
4.27%, 1/3/06	158,449	158,449
Goldman Sachs Group, Inc.,
4.38%, 1/30/07	(h)8,667	8,667
HSBC USA, NY, 4.12%, 2/6/06	8,667	8,667
K2 (USA) LLC,
4.33%, 4/25/06	(h)8,667	8,667
4.34%, 2/15/06	(h)7,627	7,627
4.35%, 2/15/06	(h)3,467	3,467
Links Finance LLC,
4.29%, 10/6/06	(h)6,953	6,953
4.33%, 4/18/06	(h)8,667	8,667
4.36%,2/27/06	(h)10,401	10,401
Manufacturers & Traders, 4.37%, 12/29/06	(h)5,199	5,199
Merck & Co., 4.37%, 2/23/06	8,983	8,983
Nationwide BuildingSociety,
4.58%, 1/2/07	(h)20,108	20,108
Proctor & Gamble, 4.46%, 1/30/07	(h)7,107	7,107
Rabobank USA Financial Corp.,
4.13%, 1/3/06	25,990	25,990
San Paolo IMI Bank, 4.33%, 2/23/06	15,601	15,601
Sigma Finance, Inc., 4.34%, 3/22/06	(h)17,333	17,333
SLMCorp., 4.37%, 1/30/07	(h)17,334	17,334
Tango Finance Corp., 4.33%, 3/22/06	(h)14,561	14,561
Wachovia Bank N.A., 4.30%, 10/2/06	(h)20,801	20,801
Wells Fargo Bank San Francisco N.A.,
4.30%, 12/1/06	(h)12,134	12,134
Total Short-Term Investments (Cost $540,416)		540,416

Value
(000)
Total Investments (104.8%) (Cost $6,968,039) — including $509,480 of Securities Loaned	$8,292,770
Liabilities in Excess of Other Assets (-4.8%)	(381,913)
Net Assets (100%)	$7,910,857

(a)                                  Non-income producing security.

(c)                                  All or portion of security on loan at December 31, 2005.

(e)                                  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(h)                                 Variable/FloatingRate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2005.

ADR                     American Depositary Receipts

CVA                      Certificaten Van Aandelen

GDR                       Global Depositary Receipts

RNC                       Non-Convertible Savings Shares

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
AUD	22	$16	1/3/2006	EUR	13	$16	$ @—
AUD	478	351	1/4/2006	EUR	297	351	@—
CHF	17,006	12,942	1/3/2006	EUR	10,910	12,916	(26)
EUR	61	72	1/4/2006	NZD	105	72	@—
GBP	19,602	33,726	1/3/2006	EUR	28,499	33,739	13
GBP	1,217	2,094	1/4/2006	EUR	1,772	2,098	4
GBP	88,200	151,737	1/25/2006	JPY	17,860,368	151,903	166
GBP	95,000	163,436	1/25/2006	JPY	19,377,673	164,808	1,372
JPY	100,490	852	1/4/2006	EUR	720	852	@—
JPY	2,755,663	23,377	1/5/2006	EUR	19,823	23,469	92
NZD	92,000	62,702	1/25/2006	JPY	7,280,236	61,918	(784)
SEK	11,233	1,414	1/3/2006	EUR	1,194	1,414	@—
SGD	59	36	1/3/2006	EUR	30	36	@—
SGD	1,148	690	1/4/2006	EUR	584	690	@—
USD	810	810	1/3/2006	EUR	684	810	@—
USD	2,088	2,088	1/3/2006	EUR	1,763	2,088	@—
		$456,343				$457,180	$837

AUD	—	Australian Dollar
CHF	—	Swiss Franc
EUR	—	Euro
GBP	—	British Pound
JPY	—	Japanese Yen
NZD	—	New Zealand Dollar
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
USD	—	United States Dollar
@	—	Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	40

2005 Annual Report

December 31, 2005

Investment Overview

International Growth Equity Portfolio

The International Growth Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that both classes within the Portfolio commenced operations on December 27, 2005, therefore, “Actual Expenses Paid During the Period” reflect activity from December 27, 2005 through December 31, 2005.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that while the Portfolio commenced operations on December 27, 2005, for both Class A and Class B, the “Hypothetical Expenses Paid During the Period” reflect projected activity for the full six month period for the purposes of comparability. This projection assumes that the annualized expense ratio for both Class A and Class B was in effect during the period from July 1, 2005 to December 31, 2005.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
			During Period*
	Beginning	Ending Account	December 27,
	Account Value	Value	2005 —
	December	December 31,	December 31,
	27, 2005	2005	2005
Class A
Actual	$1,000.00	$ 993.00	$0.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08

Class B
Actual	1,000.00	993.00	0.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

* Expenses are equal to Class A and Class B annualized net expense ratios of 0.80% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 5/365 (to reflect the period).

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

International Growth Equity Portfolio

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry, as a percentage of total investments.

* Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2006

2005 Annual Report

December 31, 2005

Portfolio of Investments

International Growth Equity Portfolio

		Value
	Shares	(000)
Common Stocks (98.5%)
Australia (1.8%)
BHP Billiton Ltd.	5,226	$87
Austria (1.8%)
Erste Bank der Oesterreichischen Sparkassen AG	1,635	91
Canada (2.0%)
EnCana Corp.	2,200	100
Finland (1.8%)
Fortum Oyj	4,737	89
France (8.2%)
AXA S.A.	2,826	91
BNP Paribas S.A.	949	77
Cie Generale d’Optique Essilor International S.A.	1,025	83
LVMH Moet Hennessy Louis Vuitton S.A.	689	61
Total S.A.	377	95
		407
Germany (11.0%)
Adidas-Salomon AG	366	69
Celesio AG	787	68
Continental AG	1,164	103
Deutsche Bank AG (Registered)	719	70
E. ON AG	954	99
SAP AG	370	67
Siemens AG (Registered)	797	68
		544
Greece (2.9%)
Coca-Cola Hellenic Bottling Co. S.A.	2,016	59
National Bank of Greece S.A.	2,008	86
		145
Hong Kong (2.5%)
China Resources Power Holdings Co.	96,000	54
Esprit Holdings Ltd.	9,500	68
		122
Hungary (1.3%)
Mol Magyar Olaj-es Gazipari Rt. GDR	700	65
India (1.4%)
ICICI Bank Ltd. ADR	2,500	72
Ireland (4.7%)
Allied Irish Bank plc	3,135	67
Anglo Irish Bank Corp. plc	7,018	107
CRH plc (London Shares)	2,022	59
		233
Israel (1.5%)
Teva Pharmaceutical Industries Ltd. ADR	1,800	77
Japan (22.0%)
Canon, Inc.	1,200	70
Casio Computer Co., Ltd.	3,600	60
Daiwa Securities Group, Inc.	7,000	80
Hoya Corp.	2,000	72
JSR Corp.	3,500	92
Kobe Steel Ltd.	26,000	84
Kubota Corp.	12,000	101
Sharp Corp.	5,000	76
SMC Corp.	600	86
Sumitomo Realty & Development Co., Ltd.	4,000	$87
Terumo Corp.	1,900	56
Toray Industries, Inc.	10,000	82
Toyota Motor Corp.	2,800	145
		1,091
Mexico (2.7%)
America Movil S.A. de C.V., Class L ADR	2,500	73
Wal-Mart de Mexico S.A. de C.V. ADR	1,100	61
		134
Netherlands (5.6%)
Axalto Holding N.V.	(a)2,616	72
ING Groep N.V. CVA	2,588	90
Koninklijke Numico N.V.	(a)1,449	60
Reed Elsevier N.V.	3,871	54
		276
Norway (1.3%)
Telenor ASA	6,680	66
Singapore (2.5%)
DBS Group Holdings Ltd.	5,000	49
Keppel Corp., Ltd.	11,000	73
		122
Spain (2.5%)
Banco Popular Espanol S.A.	4,359	53
Grupo Ferrovial S.A.	1,049	73
		126
Sweden (2.4%)
Getinge AB, Class B	4,228	58
Telefonaktiebolaget LM Ericsson ADR	(a)1,800	62
		120
Switzerland (5.2%)
ABB Ltd.	(a)6,500	63
Nestle S.A. ADR (Registered)	800	60
Novartis AG (Registered)	1,399	73
SGS S.A.	72	61
		257
Turkey (1.7%)
Akbank TAS ADR	(a)5,292	86
United Kingdom (11.7%)
Barclays plc	5,695	60
BP plc	10,523	112
Capita Group plc	6,757	48
HSBC Holdings plc	3,520	57
Reckitt Benckiser plc	1,909	63
Royal Bank of Scotland Group plc	2,127	64
SABMiller plc	3,534	65
Tesco plc	10,210	58
Vodafone Group plc	25,103	54
		581
Total Common Stocks (Cost $4,924)		4,891
Total Investments (98.5%) (Cost $4,924)		4,891
Other Assets in Excess of Liabilities (1.5%)		72
Net Assets (100%)		$4,963

43	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

International Growth Equity Portfolio

(a)	Non-income producing security.
ADR	American Depositary Receipts
CVA	Certificaten Van Aandelen
GDR	Global Depositary Receipts

The accompanying notes are an integral part of the financial statements.	44

2005 Annual Report

December 31, 2005

Investment Overview

International Magnum Portfolio

*	Minimum Investment
**	Commenced operations on March 15, 1996
***	Commenced offering on March 15, 1996

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Multi-Cap Core Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Since
	Year	Years	Inception(6)
Portfolio – Class A (4)	11.35%	3.70%	5.30%
Portfolio – Class B (5)	11.04	3.42	5.02
MSCI EAFE Index	13.54	4.55	6.00
Lipper International Multi-Cap Core Funds Index	13.76	5.70	8.35

(1)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, HongKong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

(2)

The Lipper International Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Multi-Cap Core Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on March 15, 1996
(5)	Commenced offering on March 15, 1996
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

Performance

For the year ended December 31, 2005, the Portfolio had a total return based on net asset value per share of 11.35%, net

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

International Magnum Portfolio

of fees, for the Class A shares and 11.04%, net of fees, for the Class B shares compared to 13.54% for the Morgan Stanley Capital International (MSCI) EAFE Index (the “Index”).

Factors Affecting Performance

•                  International economic growth turned out to be surprisingly resilient, despite skyrocketing oil prices, U.S. natural disasters, rising interest rates and structural imbalances. Economic recovery set in Japan, heralding the end of its deflationary cycle and leading to strong stock market gains. Even Europe with its fragile economic recovery posted double-digit stock returns.

•                  Cyclical sectors outperformed during the year, with materials and industrials leading the way. Materials benefited from receding oil prices and solid consumer spending, while industrials rose in the aftermath of two devastating U.S. hurricanes. Energy outperformed the broad market as oil prices soared to new highs. Financials surprisingly outperformed despite the inversion of the bond yield curve. Financial stocks rallied in the fourth quarter amid speculation of a peak in the U.S. interest rate cycle. The health care sector underperformed relative to the broader index, as pharmaceutical stocks were dogged by patent expiry, lack of new drugs and competition from generics. Technology, particularly software and services stocks, gained from improved spending trends in security and storage. Telecommunications stocks trailed for the year given adverse sector trends and weak fundamentals.

•                  The primary cause of the underperformance during the year was driven by security selection within Europe and Japan. European performance was hampered by security selection within materials, consumer staples and consumer discretionary. Security selection within the Japanese materials and consumer discretionary groups also hurt overall results.

•                  Secondary causes of underperformance can be attributed to the Portfolio’s overweight to the underperforming European telecommunication sector and to an underweight to the Japanese financial sector. The latter sector gained on momentum and speculation, rather than on strong underlying fundamentals.

Management Strategies

•                  The Portfolio ended the year overweight to Japan and underweight to Europe and Asia ex-Japan. Within Europe, the Portfolio was overweight to the Euro-Zone and underweight the United Kingdom. These regional allocation decisions benefited the Portfolio throughout the year.  As of the close of the period, Japan appears to be finally poised for recovery. Highlighting this revival is a pickup in domestic demand and a further decline in the unemployment rate. Japanese export volumes remain strong, adding to the broad based recovery that seems underway. In contrast to previous patches of growth primarily stimulated by exports, this recovery has gained sustenance from internal demand. The Euro Zone seems poised to participate in continued global growth with valuation remaining reasonable.

•                  As of the close of the period, the Portfolio’s largest overweight positions within sectors are to information technology, consumer staples, health care and telecommunication services. The Portfolio’s most significant underweights are to financials, utilities and energy.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

International Magnum Portfolio

in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1, 2005 — December 31, 2005
Class A
Actual	$1,000.00	$1,133.60	$5.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

Class B
Actual	1,000.00	1,132.50	6.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.95	6.36

* Expenses are equal to Class A and Class B annualized net expense ratios of 1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*            Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2006

2005 Annual Report

December 31, 2005

Portfolio of Investments

International Magnum Portfolio

		Value
	Shares	(000)
Common Stocks (87.7%)
Australia (2.9%)
AMP Ltd.	75,100	$424
Australia & New Zealand Banking Group Ltd.	10,508	185
BHP Billiton Ltd.	40,489	676
Coles Myer Ltd.	(c)11,700	88
Gunns Ltd.	51,800	123
National Australia Bank Ltd.	8,480	201
Newcrest Mining Ltd.	13,350	238
Qantas Airways Ltd.	29,400	87
QBE Insurance Group Ltd.	(c)15,400	221
Rio Tinto Ltd.	(c)14,050	711
Westpac Banking Corp.	14,700	245
		3,199
Austria (0.8%)
Erste Bank der Oesterreichischen Sparkassen AG	4,741	264
Telekom Austria AG	16,355	368
Wiener Staedtische Allgemeine Versicherung AG	3,400	201
		833
Belgium (1.0%)
AGFA-Gevaert N.V.	22,153	404
Fortis	7,150	228
Solvay S.A., Class A	4,176	460
		1,092
Finland (0.5%)
Nokia Oyj	31,141	570
France (10.8%)
Atos Origin S.A.	(a)6,206	409
AXA S.A.	30,454	983
BNP Paribas S.A.	22,942	1,856
Carrefour S.A.	8,726	409
Credit Agricole S.A.	12,485	393
France Telecom S.A.	68,206	1,695
Gaz de France	(a)(c)14,505	425
Groupe Danone	2,240	234
Pernod-Ricard S.A.	(c)2,372	414
Peugeot S.A.	(c)4,773	275
Sanofi-Aventis S.A.	13,849	1,213
Schneider Electric S.A.	6,223	555
Societe Generale	5,069	624
Sodexho Alliance S.A.	(c)9,975	411
Total S.A.	7,855	1,973
		11,869
Germany (6.7%)
Allianz AG (Registered)	9,779	1,481
Bayerische Motoren Werke AG	25,146	1,103
Commerzbank AG	19,261	593
Deutsche Bank AG (Registered)	5,218	506
Deutsche Telekom AG (Registered)	45,963	766
Fresenius Medical Care AG	(c)2,963	312
Linde AG	3,411	266
Muenchener Rueckversicherungs AG (Registered)	4,558	617
SAP AG	1,544	280
Siemens AG (Registered)	16,741	$1,435
		7,359
Greece (0.4%)
National Bank of Greece S.A.	9,345	398
Hong Kong (2.7%)
BOC Hong Kong Holdings Ltd.	85,000	163
Cheung Kong Holdings Ltd.	18,000	185
Dah Sing Financial Holdings Ltd.	8,000	56
Esprit Holdings Ltd.	67,800	482
Great Eagle Holdings Co.	157,000	439
Henderson Land Development Co., Ltd.	(c)113,000	532
Hutchison Whampoa Ltd.	20,000	191
Hysan Development Co., Ltd.	141,000	349
New World Development Ltd.	330,000	453
Prosperity REIT	(a)562	@—
Techtronic Industries Co.	40,000	95
		2,945
Ireland (0.7%)
Bank of Ireland	26,352	415
Kerry Group plc, Class A	18,275	405
		820
Italy (1.8%)
Banca Monte dei Paschi di Siena S.p.A.	(c)54,192	253
ENI S.p.A.	19,893	552
Telecom Italia S.p.A. RNC	217,761	540
UniCredito Italiano S.p.A.	92,901	640
		1,985
Japan (21.8%)
Amada Co., Ltd.	34,000	300
Astellas Pharma, Inc.	12,600	492
Canon, Inc.	12,000	702
Casio Computer Co., Ltd.	(c)25,000	419
Dai Nippon Printing Co., Ltd.	18,000	321
Daicel Chemical Industries Ltd.	55,000	396
Daifuku Co., Ltd.	(c)27,000	459
Daiichi Sankyo Co., Ltd.	(a)19,700	380
Daikin Industries Ltd.	18,000	527
Denki Kagaku Kogyo K.K.	80,000	354
East Japan Railway Co.	50	344
FamilyMart Co., Ltd.	11,300	382
Fuji Machine Manufacturing Co., Ltd.	6,500	131
Fuji Photo Film Co., Ltd.	(c)14,000	463
Fujitec Co., Ltd.	21,000	123
Fujitsu Ltd.	81,000	617
Furukawa Electric Co., Ltd.	(a)(c)70,000	547
Hitachi Capital Corp.	(c)18,200	363
Hitachi High-Technologies Corp.	(c)6,900	173
Hitachi Ltd.	71,000	479
House Foods Corp.	(c)9,200	140
Kaneka Corp.	42,000	508
Kurita Water Industries Ltd.	(c)21,000	400
Kyocera Corp.	5,100	372
Kyudenko Corp.	10,000	70
Lintec Corp.	10,000	230
Maeda Road Construction Co., Ltd.	10,000	73

The accompanying notes are an integral part of the financial statements.	48

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

International Magnum Portfolio

		Value
	Shares	(000)
Japan (cont’d)
Matsushita Electric Industrial Co., Ltd.	40,000	$772
Minebea Co., Ltd.	48,000	256
Mitsubishi Chemical Corp.	(a)47,500	299
Mitsubishi Corp.	34,000	753
Mitsubishi Estate Co., Ltd.	10,000	208
Mitsubishi Heavy Industries Ltd.	127,000	560
Mitsumi Electric Co., Ltd.	(c)18,100	205
Nagase & Co., Ltd.	13,000	159
NEC Corp.	80,000	498
Nifco, Inc.	(c)13,000	246
Nintendo Co., Ltd.	4,700	568
Nippon Meat Packers, Inc.	19,000	199
Nippon Sheet Glass Co., Ltd.	(c)24,000	105
Nippon Steel Corp.	(c)50,000	178
Nippon Telegraph & Telephone Corp.	60	273
Nissan Motor Co., Ltd.	(c)60,000	608
Nissha Printing Co., Ltd.	3,000	87
Nisshinbo Industries, Inc.	(c)20,000	219
Obayashi Corp.	47,000	346
Ono Pharmaceutical Co., Ltd.	7,800	353
Ricoh Co., Ltd.	29,000	508
Rinnai Corp.	(c)5,600	133
Rohm Co., Ltd.	3,000	326
Ryosan Co., Ltd.	(c)8,700	231
Sanki Engineering Co., Ltd.	4,000	35
Sanwa Shutter Corp.	(c)29,000	179
Sekisui Chemical Co., Ltd.	47,000	318
Sekisui House Ltd.	(c)28,000	352
Shin-Etsu Polymer Co., Ltd.	23,000	315
Sony Corp.	10,000	409
Suzuki Motor Corp.	21,200	393
TDK Corp.	5,400	372
Teijin Ltd.	(c)54,000	343
Toho Co., Ltd.	7,400	166
Tokyo Electric Power Co., Inc. (The)	10,600	258
Toshiba Corp.	119,000	711
Toyo Ink Manufacturing Co., Ltd.	31,000	139
Toyota Motor Corp.	17,400	903
Tsubakimoto Chain Co.	47,000	327
Yamaha Corp.	(c)23,100	384
Yamaha Motor Co., Ltd.	18,000	470
		23,929
Netherlands (8.2%)
ASML Holding N.V.	(a)18,058	361
CSM N.V. CVA	7,796	213
ING Groep N.V. CVA	13,637	473
Koninklijke Ahold N.V.	(a)53,209	399
Koninklijke Numico N.V.	(a)5,901	244
Royal Dutch Shell plc, Class A	46,988	1,434
Royal Dutch Shell plc, Class B	42,139	1,347
Royal KPN N.V.	25,377	255
TNT N.V.	28,865	902
Unilever N.V. CVA	14,885	1,019
VNU N.V.	21,227	704
Wolters Kluwer N.V. CVA	84,969	$1,718
		9,069
Poland (0.8%)
Bank Pekao S.A.	8,741	470
Telekomunikacja Polska S.A.	61,353	442
		912
Portugal (0.4%)
Portugal Telecom SGPS S.A. (Registered)	47,121	477
Singapore (1.6%)
CapitaCommercial Trust REIT	45,400	40
CapitaLand Ltd.	227,000	470
City Developments Ltd.	60,000	314
Oversea-Chinese Banking Corp., Ltd.	60,000	242
SembCorp Industries Ltd.	114,680	189
Singapore Airlines Ltd.	53,000	395
Venture Corp., Ltd.	20,000	166
		1,816
South Africa (0.3%)
Anglo American plc (London Shares)	9,380	319
Spain (3.0%)
Altadis S.A.	15,585	707
Banco Bilbao Vizcaya Argentaria S.A.	70,937	1,266
Banco Santander Central Hispano S.A.	50,883	672
Telefonica S.A.	40,069	603
		3,248
Sweden (1.4%)
Atlas Copco AB, Class A	11,461	255
ForeningsSparbanken AB	17,246	470
Nordea Bank AB	42,328	440
Sandvik AB	8,979	418
		1,583
Switzerland (7.0%)
Ciba Specialty Chemicals AG (Registered)	5,681	367
Compagnie Financiere Richemont AG, Class A	7,247	315
Credit Suisse Group (Registered)	12,453	635
EFG International	(a)4,200	112
Nestle S.A. (Registered)	2,927	875
Novartis AG (Registered)	48,416	2,544
Roche Holding AG (Genusschein)	3,414	513
Swiss Reinsurance (Registered)	13,708	1,004
UBS AG (Registered)	11,575	1,102
Zurich Financial Services AG (Registered)	(a)1,125	240
		7,707
United Kingdom (14.9%)
ARM Holdings plc	78,121	163
AstraZeneca plc	23,233	1,131
Aviva plc	20,566	249
BG Group plc	13,412	133
BOC Group plc	22,783	470
BP plc	90,888	968
Bunzl plc	37,598	413
Cadbury Schweppes plc	153,751	1,454
Carnival plc	2,333	132
Diageo plc	17,162	249

49	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

International Magnum Portfolio

		Value
	Shares	(000)
United Kingdom (cont’d)
GlaxoSmithKline plc	72,495	$1,832
Hays plc	181,852	393
International Power plc	(a)97,238	401
Man Group plc	15,287	502
Morrison WM Supermarkets plc	483,340	1,609
National Grid plc	18,168	178
Reckitt Benckiser plc	10,338	341
Reed Elsevier plc	37,642	354
Rexam plc	44,115	386
Rio Tinto plc	7,937	362
Rolls-Royce Group plc	(a)32,932	242
Rolls-Royce Group plc, Class B	1,108,278	2
Royal Bank of Scotland Group plc	38,870	1,174
Scottish & Southern Energy plc	14,546	254
Smith & Nephew plc	15,363	141
Smiths Group plc	12,011	216
Standard Chartered plc	7,819	174
Tesco plc	66,910	382
Vodafone Group plc	772,742	1,668
William Hill plc	41,574	383
		16,356
Total Common Stocks (Cost $78,549)		96,486

	Face
	Amount
	(000)
Short-Term Investments (18.0%)
Short-Term Debt Securities held as Collateral on Loaned Securities (6.7%)
Abbey National Treasury Services,
4.14%, 1/13/06	$ (h)176	176
Alliance & Leister plc, 4.33%, 1/30/07	(h)237	237
Bank of America, 4.31%, 11/7/06	(h)52	52
Bank of New York Co., Inc., 4.33%, 1/30/07	(h)119	119
Bear Stearns, 4.38%, 6/15/06	(h)237	237
Calyon NY, 4.40%, 2/27/06	(h)95	95
Cancara Asset Securitisation Ltd.,
4.26%, 1/17/06	353	353
CC USA, Inc., 4.33%, 4/18/06	(h)119	119
CIC NY, 4.34%, 2/13/06	(h)356	356
Ciesco LLC, 4.25%, 1/17/06	118	118
Dekabank Deutsche Girozentrale,
4.17%, 5/19/06	(h)242	242
Deutsche Bank Securities, Inc.,
4.27%, 1/3/06	2,169	2,169
Goldman Sachs Group, Inc., 4.38%, 1/30/07	(h)119	119
HSBC USA, NY, 4.12%, 2/6/06	119	119
K2 (USA) LLC,
4.33%, 4/25/06	(h)119	119
4.34%, 2/15/06	(h)104	104
4.35%, 2/15/06	(h)47	47
Links Finance LLC,
4.29%, 10/6/06	(h)95	95
4.33%, 4/18/06	(h)119	119
4.36%,2/27/06	(h)142	142
Manufacturers & Traders,
4.37%, 12/29/06	$ (h)71	$71
Merck & Co., 4.37%, 2/23/06	123	123
Nationwide Building Society,
4.58%, 1/2/07	(h)275	275
Proctor & Gamble, 4.46%, 1/30/07	(h)97	97
Rabobank USA Financial Corp.,
4.13%, 1/3/06	356	356
San Paolo IMI Bank, 4.33%, 2/23/06	213	213
Sigma Finance, Inc., 4.34%, 3/22/06	(h)237	237
SLM Corp., 4.37%, 1/30/07	(h)237	237
Tango Finance Corp., 4.33%, 3/22/06	(h)199	199
Wachovia Bank N.A., 4.30%, 10/2/06	(h)285	285
Wells Fargo Bank San Francisco N.A.,
4.30%, 12/1/06	(h)166	166
		7,396
Repurchase Agreement (11.3%)
J.P. Morgan Securities, Inc., 4.05%, dated 12/30/05, due 1/3/06, repurchase price $12,456	(f)12,450	12,450
Total Short-Term Investments (Cost $19,846)		19,846
Total Investments (105.7%) (Cost $98,395) — including $7,006 of Securities Loaned		116,332
Liabilities in Excess of Other Assets (-5.7%)		(6,329)
Net Assets (100%)		$110,003

(a)                                  Non-income producing security.

(c)                                  All or portion of security on loan at December 31, 2005.

(f)                                    Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,000,707,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank: 2.00% to 7.35%, due 1/11/06 to 10/25/33; Federal Home Loan Mortgage Corp.: 1.88% to 7.22%, due 2/9/06 to 7/15/32; Federal National Mortgage Association: 2.50% to 7.25%, due 2/15/06 to 11/15/30, which had a total value of $1,020,741,791. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)                                 Variable/Floating Rate Security — interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2005.

@                                    Face Amount/Value is less than $500.

CVA                      Certificaten Van Aandelen

REIT                     Real Estate Investment Trust

RNC                       Non-Convertible Savings Shares

The accompanying notes are an integral part of the financial statements.	50

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

International Magnum Portfolio

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
EUR	382	$454	3/15/06	USD	458	$458	$4
EUR	894	1,063	3/15/06	USD	1,073	1,073	10
EUR	1,687	2,004	3/15/06	USD	2,021	2,021	17
EUR	5,063	6,017	3/15/06	USD	6,071	6,071	54
GBP	692	1,191	3/15/06	USD	1,223	1,223	32
GBP	458	789	3/15/06	USD	812	812	23
GBP	815	1,403	3/15/06	USD	1,442	1,442	39
GBP	51	87	3/15/06	USD	87	87	@—
JPY	150,902	1,291	3/15/06	USD	1,270	1,270	(21)
JPY	55,925	478	3/15/06	USD	470	470	(8)
JPY	736,791	6,304	3/15/06	USD	6,205	6,205	(99)
USD	461	461	3/15/06	AUD	613	448	(13)
USD	1,832	1,832	3/15/06	AUD	2,435	1,782	(50)
USD	160	160	3/15/06	AUD	213	156	(4)
USD	779	779	3/15/06	EUR	649	771	(8)
USD	6,063	6,063	3/15/06	EUR	5,057	6,009	(54)
USD	1,158	1,158	3/15/06	EUR	978	1,162	4
USD	1,967	1,967	3/15/06	GBP	1,110	1,910	(57)
USD	4,328	4,328	3/15/06	GBP	2,445	4,206	(122)
USD	4,625	4,625	3/15/06	GBP	2,611	4,491	(134)
USD	597	597	3/15/06	GBP	338	581	(16)
USD	332	332	3/15/06	GBP	194	333	1
USD	340	340	3/15/06	JPY	40,385	346	6
USD	1,110	1,110	3/15/06	JPY	131,925	1,128	18
USD	1,123	1,123	3/15/06	JPY	133,315	1,141	18
USD	1,179	1,179	3/15/06	JPY	140,045	1,198	19
USD	6,752	6,752	3/15/06	JPY	801,778	6,860	108
USD	1,502	1,502	3/15/06	JPY	175,755	1,504	2
		$55,389				$55,158	$(231)

AUD	—	Australian Dollar
EUR	—	Euro
GBP	—	British Pound
JPY	—	Japanese Yen
USD	—	United States Dollar

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
DJ EURO STOXX 50
(Germany)	99	$4,205	Mar-06	$ 39
FTSE 100 Index
(United Kingdom)	17	1,643	Mar-06	27
SPI 200 Index
(Australia)	5	433	Mar-06	10
TOPIX Index
(Japan)	48	6,691	Mar-06	123
				$199

51	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Investment Overview

International Real Estate Portfolio

* Minimum Investment

** Commenced operations on October 1, 1997

*** Commenced offering on October 1, 1997

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the FTSE EPRA/NAREIT Global Real Estate Index(1), the GPR General Real Estate Securities Index - Europe(2) and the Lipper Real Estate Funds Index(3)

	Total Returns(4)
		Average Annual
	One	Five	Since
	Year	Years	Inception(7)

Portfolio – Class A (5)	15.52%	22.73%	14.78%
Portfolio – Class B (6)	15.22	22.40	14.49
FTSE EPRA/NAREIT Global Real Estate Index	12.17	20.82	13.12
GPR General Real Estate Securities Index - Europe	9.92	22.74	14.83
Lipper Real Estate Funds Index	12.27	18.36	10.71

(1)

The FTSE EPRA/NAREIT Global Real Estate Index (80% Europe/20% Asia) is a customized benchmark, 80% of which consists of the performance of the FTSE EPRA/NAREIT Europe Series and 20% of which consists of the performance of the FTSE EPRA/NAREIT Asia Series. These series are components of the FTSE EPRA/NAREIT Global Real Estate Index which is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The Index is rebalanced on a monthly basis. The Portfolio’s benchmark changed from the GPR General Real Estate Securities Index - Europe to the FTSE EPRA/NAREIT Global Real Estate Index (80%Europe/20%Asia) to more accurately reflect the Portfolio’s investible universe.

(2)	The GPR General Real Estate Securities Index - Europe is a market capitalization weighted index of listed property/real estate securities in Europe measuring total return.

(3)

The Lipper Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Real Estate Funds classification.  The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment.  There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Real Estate Funds classification.

(4)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(5)	Commenced operations on October 1, 1997

(6)	Commenced offering on October 1, 1997

(7)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The International Real Estate Portfolio seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the real estate industry located in various global markets throughout

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

International Real Estate Portfolio

the world (excluding the United States and Canada). Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

Performance

For the year ended December 31, 2005, the Portfolio had a total return of 15.52% for the Class A shares, net of fees, and 15.22% for the Class B shares, net of fees, compared to 12.17% for the FTSE EPRA/NAREIT Global Real Estate Index (the “Index”).

Factors Affecting Performance

•      During the second half of the year, the Portfolio began investing in the Asian real estate securities markets, and holdings in this region added to absolute returns. The Portfolio’s overweight in Asia, particularly in Japan, also had a positive impact on relative performance versus the Index. An underweight in Australia was beneficial as well.

•      In Europe, a country overweight in Spain and an underweight in Austria had a positive impact on relative performance, but underweights in France and Denmark detracted. Stock selection was positive in France and the Netherlands, but negatively affected performance in Spain and Sweden.

•      In 2005, overall returns from property stocks in Europe and Asia were strong, and real estate securities outperformed the regional equity markets. In Europe, the performance can be attributed to improving real estate values and continued investor attraction to real estate. Asian returns were strong as the asset reflation story played out in an accelerated fashion, especially in the second half of 2005. In particular, property stocks in both Hong Kong and Japan translated improvements in both their economies and underlying real estate fundamentals into higher private real estate values and share prices.

•      The European office market started to recover during the second half of 2005 and real estate fundamentals continued to strengthen. Demand for office space improved across the majority of European office markets, and vacancy rates declined as development completions remain low. Improving demand and declining vacancies have already led to rental growth in a number of European office markets.

•      Throughout the reporting period, the real estate investment markets were very liquid across Europe and Asia, and this continued to boost capital values. As of the close of the period, there remains a large spread between property yields and interest rates, and strong investor demand has resulted in yield compression in the European and Asian real estate investment markets.

•      Broadly speaking, real estate securities in the European market now trade at a premium to the net asset values (“NAV”) of underlying assets; the Asian market is trading close to NAV. Given the recovery in the office markets over the next 12 months, with retail markets still showing growth, and given the strong NAV growth reported by the listed companies, valuations do not appear to be too demanding at this time, in our view.

Management Strategies

•      As discussed, the Portfolio began investing in Asian real estate market during the second half of the period. As of the close of the period, the Portfolio was overweighted in Asia relative to the Index, including in Japan.

•      We added to positions in the United Kingdom during the year, thereby increasing the Portfolio’s overweight. We partly closed our underweight in Sweden, following a period of underperformance halfway through the year. We took profits in France during the first half of the period, and as a result, moved from an overweighted position to an underweighted position. The Portfolio also included underweights in Denmark and Austria, and an overweight in Spain.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B); and other Portfolio expenses.  These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

International Real Estate Portfolio

estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	July 1, 2005 —
	Account Value	December 31,	December 31,
	July 1, 2005	2005	2005
Class A
Actual	$1,000.00	$1,112.70	$5.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

Class B
Actual	1,000.00	1,111.30	6.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36

* Expenses are equal to Class A and Class B annualized net expense ratios of 1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments

* Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2006

2005 Annual Report

December 31, 2005

Portfolio of Investments

International Real Estate Portfolio

		Value
	Shares	(000)
Common Stocks (97.8%)
Australia (8.3%)
Centro Properties Group	244,100	$1,133
CFS Gandel Retail Trust	633,500	929
DB RREEF Trust	915,400	933
GPT Group	707,300	2,127
Investa Property Group	432,700	630
Macquarie CountryWide Trust	318,400	462
Macquarie Goodman Group	392,600	1,376
Mirvac Group	302,900	915
Stockland	580,850	2,769
Westfield Group	765,050	10,189
		21,463
Belgium (0.1%)
Befimmo S.C.A. REIT	1,835	168
China (0.5%)
Guangzhou R&F Properties Co., Ltd.	(a)391,000	1,362
Finland (2.4%)
Sponda Oyj	662,986	6,240
France (7.5%)
Gecina S.A. REIT	16,600	1,906
Klepierre REIT	62,926	5,907
Silic REIT	13,653	1,262
Unibail REIT	77,178	10,270
		19,345
Germany (0.5%)
IVG Immobilien AG	66,537	1,395
Hong Kong (9.6%)
Cheung Kong Holdings Ltd.	102,000	1,046
GZI REIT	(a)963,000	428
Henderson Land Development Co., Ltd.	618,000	2,909
Hong Kong Land Holdings Ltd.	878,000	2,757
Hysan Development Co., Ltd.	741,760	1,837
Kerry Properties Ltd.	480,376	1,273
Link REIT (The)	(a)732,000	1,388
New World Development Ltd.	2,649,000	3,639
Sun Hung Kai Properties Ltd.	856,000	8,335
Swire Pacific Ltd., Class A	88,000	790
Wharf Holdings Ltd.	54,000	191
Wheelock & Co., Ltd.	116,000	189
		24,782
Italy (2.4%)
Beni Stabili S.p.A.	6,458,327	6,227
Japan (14.0%)
Aeon Mall Co., Ltd.	22,000	1,073
Diamond City Co., Ltd.	11,000	450
Heiwa Real Estate Co., Ltd.	55,500	459
Japan Real Estate Investment Corp. REIT	54	445
Japan Retail Fund Investment Corp. REIT	4	31
Mitsubishi Estate Co., Ltd.	536,000	11,139
Mitsui Fudosan Co., Ltd.	472,000	9,589
Nippon Building Fund, Inc. REIT	53	447
NTT Urban Development Corp.	354	2,345
Sumitomo Realty & Development Co., Ltd.	336,000	7,310
Tokyu Land Corp.	293,000	$2,930
		36,218
Netherlands (8.3%)
Corio N.V. REIT	68,873	3,742
Eurocommercial Properties N.V. CVA REIT	126,609	4,350
Rodamco Europe N.V. REIT	78,092	6,499
Vastned Retail N.V. REIT	32,967	2,098
Wereldhave N.V. REIT	51,076	4,816
		21,505
Singapore (1.3%)
CapitaLand Ltd.	534,000	1,105
Fortune REIT	373,000	274
Keppel Land Ltd.	92,000	202
Singapore Land Ltd.	65,000	209
Suntec REIT	636,000	413
United Industrial Corp., Ltd.	1,829,000	1,287
		3,490
Spain (4.1%)
Fadesa Inmobiliaria S.A.	39,835	1,313
Inmobiliaria Colonial S.A.	90,582	5,135
Inmobiliaria Urbis S.A.	130,613	2,398
Metrovacesa S.A.	28,670	1,741
		10,587
Sweden (3.1%)
Castellum AB	73,807	2,657
Hufvudstaden AB, Class A	824,833	5,399
		8,056
Switzerland (1.5%)
Allreal Holding AG	10,300	909
PSP Swiss Property AG	(a)68,174	2,958
		3,867
United Kingdom (34.2%)
British Land Co. plc	962,360	17,651
Brixton plc	683,209	5,084
Capital & Regional plc	292,517	4,368
Derwent Valley Holdings plc	68,499	1,698
Grainger Trust plc	265,981	2,412
Great Portland Estates plc	24,720	183
Hammerson plc	504,420	8,870
Land Securities Group plc	760,946	21,773
Liberty International plc	540,507	9,118
London Merchant Securities plc	823,179	3,442
Minerva plc	725,155	3,415
Shaftesbury plc	165,626	1,317
Slough Estates plc	616,735	6,351
Unite Group plc	458,136	2,995
		88,677
Total Common Stocks (Cost $234,666)		253,382

55	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

International Real Estate Portfolio

	Face Amount (000)		Value (000)
Short-Term Investment (0.9%)
Repurchase Agreement (0.9%)
J.P. Morgan Securities, Inc., 4.05%, dated 12/30/05, due 1/3/06, repurchase price $2,325 (Cost $2,324)	$	(f)2,324	$2,324
Total Investments (98.7%) (Cost $236,990)			255,706
Other Assets in Excess of Liabilities (1.3%)			3,479
Net Assets (100%)			$259,185

(a)	Non-income producing security.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,000,707,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank: 2.00% to 7.35%, due 1/11/06 to 10/25/33; Federal Home Loan Mortgage Corp.: 1.88% to 7.22%, due 2/9/06 to 7/15/32; Federal National Mortgage Association: 2.50% to 7.25%, due 2/15/06 to 11/15/30, which had a total value of $1,020,741,791. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

CVA	Certificaten Van Aandelen
REIT	Real Estate Investment Trust

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
HKD	413	$53	1/3/06	USD	53	$53	$ @—
JPY	137,595	1,167	1/5/06	USD	1,165	1,165	(2)
USD	2,692	2,692	1/3/06	AUD	3,685	2,703	11
USD	108	108	1/4/06	JPY	12,697	108	@—
		$4,020				$4,029	$9

AUD	—	Australian Dollar
HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
USD	—	United States Dollar
@	—	Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Investment Overview

International Small Cap Portfolio

*	Minimum Investment
**	The Lipper International Small/Mid-Cap Core Funds Index commenced operations on March 31, 2002. Performance data prior to December 31, 2002 is from the Lipper International Small Cap Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index(1) and the Lipper International Small/Mid-Cap Core Funds Index(2)

	Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio – Class A (5)	13.07%	15.38%	12.84%	13.64%
MSCI EAFE Small Cap Total Return Index	26.19	16.04	5.95	7.57
Lipper International Small/Mid-Cap Core Funds Index(2) (3)	17.65	13.45	11.95	—

(1)

The MSCI EAFE Small Cap Total Return Index is an unmanaged, market value weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East, including price performance and income from dividend payments.

(2)

The Lipper International Small/Mid-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Small/Mid-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Small/Mid-Cap Core Funds classification.

(3)	The Lipper International Small/Mid-Cap Core Funds Index commenced operations on March 31, 2002. Performance data prior to December 31, 2002 is from the Lipper International Small Cap Index.
(4)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(5)	Commenced operations on December 15, 1992
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

Performance

For the year ended December 31, 2005, the Portfolio had a total return of 13.07%, net of fees, compared to 26.19% for the Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index (the “Index”).

Factors Affecting Performance

•     During the first six months of 2005, international small capitalization equity markets were relatively subdued amid questions about the strength of economic activity due to higher oil prices, weaker consumer confidence and the sustainability of corporate earnings. However, in the third quarter, the Japanese equity market ignited on the back of better perceived economic activity and Prime Minister Koizumi’s re-election, and helped to drive considerably stronger returns for the second half of the year.

•     The United Kingdom lagged most European markets as rising interest rates dampened consumer spending and economic activity slowed. The Nordic region rose 31.3%, benefiting from rising oil prices.

•     One of the bigger surprises in 2005 was that the U.S. dollar strengthened 15.2% against both the Euro and the Japanese yen, and 11.8% against the British sterling

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

International Small Cap Portfolio

due to a number of factors, including increasing U.S. interest rates. For a non-U.S. investor, the Index rose 42.6% in local currency terms in 2005.

•     Nine of the 10 sectors within the Index posted double-digit returns for the year. Against the backdrop of higher economic activity, cyclical sectors (energy, industrials, materials and financials) led as investors favored earnings momentum. Telecommunications significantly lagged other sectors as small-cap companies suffered along with their large-cap counterparts.

•     Portfolio performance suffered due to our more cautious outlook, particularly during the second half of the period. While we are bottom-up investors and base our stock selection on fundamental research, our analysis of cash flow and earnings incorporate our perspective on the macro environment. Our view was that economic growth would likely slow. Accordingly, in 2004 and into 2005, we sold holdings geared to economic activity as they reached fair value targets. We found new value in sectors which were less economically sensitive but typically cash generative, such as consumer staples and lower-beta industrials stocks. However, these stocks were largely ignored by the market in 2005. Additionally, we underestimated the scale of operating leverage in some cyclical stocks.

•      From an attribution standpoint, weak stock selection in the industrials (specifically, Japanese and Swiss), consumer discretionary and materials areas hindered performance relative to the Index. The Portfolio’s underweight to the energy sector was also a significant detractor from relative performance.

•      Stock selection in information technology and consumer staples added value. Ignored by the market over several years, both sectors presented new investment opportunities which were rewarded during the period.

Management Strategies

•      The Portfolio’s weighting in information technology increased from 7.8% to 13.4% over the year. The increase was due to the addition of new ideas, such as Dutch information technology service companies, as well as to good performance from several different companies in hardware, semi-conductors and software. Consumer staples also increased from 11.3% to 15.4%. The increase was driven both by the addition of new holdings (especially in the United Kingdom food area) as well as by good performance of existing holdings with dominant presences in niche markets.

•     The Portfolio reflects a preference for defensive companies, with lower valuations, better balance sheets and strong franchises.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

International Small Cap Portfolio

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1, 2005 — December 31, 2005
Class A
Actual	$1,000.00	$1,105.20	$5.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.71	5.55
* Expenses are equal to Class A annualized net expense ratios of 1.09%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*      Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2006

2005 Annual Report

December 31, 2005

Portfolio of Investments

International Small Cap Portfolio

		Value
	Shares	(000)
Common Stocks (96.4%)
Australia (4.0%)
Goodman Fielder Ltd.	(a)4,261,900	$6,532
Infomedia Ltd.	13,617,249	5,193
John Fairfax Holdings Ltd.	3,959,671	11,644
MYOB Ltd.	11,195,394	8,744
Pacific Brands Ltd.	6,005,241	11,714
Ramsay Health Care Ltd.	1,639,126	11,420
		55,247
Belgium (1.9%)
Elia System Operator S.A./N.V.	(a)98,559	3,675
Omega Pharma S.A.	430,737	22,442
		26,117
Bermuda (1.0%)
Catlin Group Ltd.	1,738,412	14,536
Denmark (2.2%)
Carlsberg A/S, Class B	253,150	13,578
Danisco A/S	226,155	17,315
		30,893
Finland (1.2%)
Ramirent Oyj	225,146	6,624
Uponor Oyj	439,902	9,374
		15,998
France (6.7%)
Autoroutes du Sud de la France	56,362	3,336
Bull S.A.	(a)1,122,466	13,022
Europeenne D’extincteurs	(a)(d)(m)(l)131,043	@—
GL Trade S.A.	189,611	8,530
Ipsen S.A.	(a)377,601	10,693
Neopost S.A.	154,985	15,541
Nexans S.A.	149,597	7,107
NRJ Group	557,031	13,637
Saft Groupe S.A.	(a)459,971	10,341
Zodiac S.A.	(a)158,603	10,186
		92,393
Germany (5.4%)
Celesio AG	80,179	6,897
GFK AG	404,873	13,564
Hugo Boss AG (Non-Voting Shares)	319,223	11,224
K&S AG	218,180	13,186
Sartorius AG (Non-Voting Shares)	318,545	7,712
SCS Standard Computersysteme AG	(a)(d)(m)(l)21,289	@—
Techem AG	(a)510,737	22,916
		75,499
Hong Kong (1.4%)
Asia Satellite Telecommunications Holdings Ltd.	2,268,500	4,023
Solomon Systech International Ltd.	22,895,900	9,523
Weichai Power Co., Ltd., Class H	3,696,400	6,245
		19,791
Ireland (3.2%)
C&C Group plc	2,588,489	16,548
Kerry Group plc, Class A	1,281,655	$28,388
		44,936
Italy (4.9%)
Banca Italease S.p.A.	(a)170,521	4,346
Buzzi Unicem S.p.A.	1,056,355	16,533
Cassa di Risparmio di Firenze S.p.A.	3,796,217	11,235
Davide Campari-Milano S.p.A.	2,397,921	17,742
Interpump S.p.A.	590,809	3,843
SAES Getters S.p.A.	408,932	9,731
Sogefi S.p.A.	748,686	4,104
		67,534
Japan (29.9%)
Aplus Co., Ltd.	(a)4,973,800	29,616
Ariake Japan Co., Ltd.	1,509,200	37,188
Asia Securities Printing Co., Ltd.	551,500	9,987
Century Leasing System, Inc.	180,200	3,164
Fuyo General Lease Co., Ltd	115,000	5,365
HS Securities Co., Ltd.	437,900	13,780
Hurxley Corp.	357,737	6,035
Ito En Ltd.	174,700	10,462
Japan Securities Finance Co., Ltd.	1,552,000	17,877
Keisei Electric Railway Co., Ltd.	915,000	6,248
Mabuchi Motor Co., Ltd.	253,400	14,078
Megane TOP Co., Ltd.	110,100	793
Milbon Co., Ltd.	187,200	6,018
Nakanishi, Inc.	204,100	22,852
Nihon Trim Co., Ltd.	160,800	8,866
Nippon Restaurant System, Inc.	433,300	17,274
Nissha Printing Co., Ltd.	225,000	6,527
Nisshin Fire & Marine Insurance Co., Ltd. (The)	3,265,200	13,100
Patlite Corp.	269,800	3,325
Patlite Corp. (When Issued)	(a)290,400	3,579
Rengo Co., Ltd.	1,138,000	6,892
Sanyo Electric Credit Co., Ltd.	932,200	19,017
Shinkawa Ltd.	853,900	21,801
Sumitomo Osaka Cement Co., Ltd.	10,654,000	31,087
Taiheiyo Cement Corp.	7,249,000	29,452
Taisei Lamick Co., Ltd.	245,200	7,030
Takuma Co., Ltd.	1,562,000	10,440
Toppan Forms Co., Ltd.	758,300	10,928
Union Tool Co.	209,200	9,919
Yamaichi Electronics Co., Ltd.	637,500	10,452
Yomiuri Land Co., Ltd.	970,000	8,442
Zentek Technology Japan, Inc.	(a)1,708	13,618
		415,212
Netherlands (2.4%)
Getronics N.V.	1,410,697	18,972
Ordina N.V.	394,522	6,768
Van Lanschot N.V. CVA	102,752	7,894
		33,634
New Zealand (4.2%)
Fisher & Paykel Appliances Holdings Ltd.	3,630,872	8,604
Fisher & Paykel Healthcare Corp., Ltd.	8,186,693	21,245
Sky City Entertainment Group Ltd.	3,404,081	10,903

The accompanying notes are an integral part of the financial statements.	60

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

International Small Cap Portfolio

		Value
	Shares	(000)
New Zealand (cont’d)
Warehouse Group Ltd.	7,297,914	$17,692
		58,444
Norway (3.6%)
Schibsted ASA	1,039,779	30,965
Veidekke ASA	241,529	6,889
Visma ASA	835,830	12,384
		50,238
South Korea (1.5%)
KT&G Corp.	(a)453,480	20,277
Spain (0.7%)
Miquel y Costas & Miquel S.A.	339,759	9,674
Sweden (2.7%)
Gunnebo AB	579,915	5,730
Saab AB, Class B	812,490	17,386
Swedish Match AB	1,191,450	14,023
		37,139
Switzerland (6.5%)
Bucher Industries AG	172,592	13,765
Edipresse S.A. (Bearer), Class B	27,133	11,109
Galenica Holding AG (Registered)	(a)61,957	11,081
Kaba Holding AG, Class B (Registered)	(a)37,149	9,103
Schindler Holding AG	60,811	24,112
Sia Abrasives Holding AG	30,551	7,905
SIG Holding AG (Registered)	33,065	7,222
Zehnder Group AG, Class B	5,162	6,089
		90,386
United Kingdom (13.0%)
Britvic plc	(a)3,009,205	12,762
Cattles plc	2,486,444	14,085
De La Rue plc	978,887	7,874
Devro plc	3,385,560	7,471
FKI plc	7,924,745	15,817
GCAP Media plc	973,982	4,877
Keller Group plc	1,204,909	8,888
Luminar plc	2,636,972	22,005
RHM plc	1,453,696	6,641
Rotork plc	1,603,277	18,454
Spirax-Sarco Engineering plc	1,195,781	18,157
SSL International plc	1,601,607	8,418
Stagecoach Group plc	3,240,382	6,439
William Hill plc	1,397,005	12,871
Wincanton plc	2,778,554	16,254
		181,013
Total Common Stocks (Cost $1,051,138)		1,338,961

	Face Amount (000)
Short-Term Investment (4.2%)
Repurchase Agreement (4.2%)
J.P. Morgan Securities, Inc., 4.05%, dated 12/30/05, due 1/3/06, repurchase price $57,810 (Cost $57,784)	$	(f)57,784	57,784
Total Investments (100.6%) (Cost $1,108,922)			$1,396,745
Liabilities in Excess of Other Assets (-0.6%)			(7,667)
Net Assets (100%)			$1,389,078

(a)	Non-income producing security.
(d)	Security was valued at fair value — At December 31, 2005, the Portfolio held fair valued securities, totaling less than $500, representing less than 0.05%of net assets.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,000,707,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank: 2.00%to 7.35%, due 1/11/06 to 10/25/33; Federal Home Loan Mortgage Corp.: 1.88%to 7.22%, due 2/9/06 to 7/15/32; Federal National Mortgage Association: 2.50%to 7.25%, due 2/15/06 to 11/15/30, which had a total value of $1,020,741,791. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(l)	Security has been deemed illiquid - at December 31, 2005.
(m)

Restricted security not registered under the Securities Act of 1933. Europeenne D’extincteurs was acquired 6/96 - 12/99 and has a current cost basis of $6,648,000. SCS Standard Computersysteme AG was acquired 4/04 and has a current cost basis of $0. At December 31, 2005, these securities had an aggregate market value of $0, representing0.0%of net assets.

@	Face Amount/Value is less than $500.
CVA	Certificaten Van Aandelen

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
CHF	508	$387	1/3/06	USD	386	$386	$(1)
EUR	19	23	1/3/06	USD	23	23	@—
EUR	187	221	1/3/06	USD	221	221	@—
GBP	113	195	1/4/06	USD	195	195	@—
USD	37	37	1/4/06	JPY	4,331	37	@—
USD	1,078	1,078	1/5/06	JPY	126,707	1,075	(3)
		$1,941				$1,937	$(4)

CHF	—	Swiss Franc
EUR	—	Euro
GBP	—	British Pound
JPY	—	Japanese Yen
USD	—	United States Dollar

61	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Investment Overview

Focus Equity Portfolio

*      Minimum Investment

**   Commenced offering on January 2, 1996

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Russell 1000 Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio – Class A (4)	17.60%	(0.09)%	10.80%	13.51%
Russell 1000 Growth Index	5.26	(3.58)	6.73	8.77
Lipper Large-Cap Growth Funds Index	7.58	(4.29)	6.21	8.32
Portfolio – Class B (5)	17.30	(0.34)	—	10.47
Russell 1000 Growth Index	5.26	(3.58)	—	6.65
Lipper Large-Cap Growth Funds Index	7.58	(4.29)	—	6.18

(1)

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

(2)

The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Growth Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on March 8, 1995
(5)	Commenced offering on January 2, 1996
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The Focus Equity Portfolio seeks capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Portfolio’s concentration of its assets in a small number of issuers will subject it to greater risks.

Performance

For the year ended December 31, 2005, the Portfolio’s Class A shares had a total return of 17.60%, net of fees, and 17.30% for the Class B shares, net of fees, compared to 5.26% for the Russell 1000 Growth Index (the “Index”).

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

Focus Equity Portfolio

Factors Affecting Performance

•     Stock selection drove the Portfolio’s outperformance of the Index, more than offsetting the modest impact of less favorable sector allocations.

•     Areas of particular strength included energy, healthcare and utilities. The Portfolio was well served by its overweighting in the energy sector relative to the Index. Moreover, the Portfolio’s crude oil producer exposure was a boon to performance. Within the healthcare sector, stock selection in the medical and dental instruments and supplies, biotechnology research and production, and healthcare management services companies were positive factors. In utilities, gas distributors and wireless companies benefited relative performance as well.

•     Consumer staples positioning represented the Portfolio’s main area of weakness. An underweight in drug and grocery store chains detracted, as did an avoidance of the soft drink industry and household chemical industry.

•      Technology exposure also limited the Portfolio’s pace. Here, stock selection in communications technology and computer technology companies hindered performance.

Management Strategies

•     As of year-end, consumer discretionary represents the largest sector weight in the Portfolio, followed by healthcare and technology. The Portfolio’s consumer discretionary exposure is overweighted relative to the Index, while healthcare and technology are both underweighted.

•      It is our goal to hold a portfolio of high quality growth stocks we believe will perform well regardless of the market environment. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and the ability to re-deploy capital at a high rate of return.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1, 2005 — December 31, 2005
Class A
Actual	$1,000.00	$1,161.20	$4.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.07	4.18

Class B
Actual	1,000.00	1,159.90	5.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.76	5.50

* Expenses are equal to Class A and Class B annualized net expense ratios of 0.82% and 1.08%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

Focus Equity Portfolio

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*	Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2006

2005 Annual Report

December 31, 2005

Portfolio of Investments

Focus Equity Portfolio

		Value
	Shares	(000)
Common Stocks (94.5%)
Advertising Agencies (4.3%)
Getty Images, Inc.	(a)17,454	$1,558
Monster Worldwide, Inc.	(a)31,400	1,282
		2,840
Biotechnology Research & Production (2.4%)
Genentech, Inc.	(a)17,000	1,573
Casinos & Gambling (2.7%)
International Game Technology	58,100	1,788
Communications Technology (6.6%)
America Movil S.A. de C.V., Class L ADR	109,300	3,198
Crown Castle International Corp.	(a)45,337	1,220
		4,418
Computer Services Software & Systems (5.7%)
Google, Inc., Class A	(a)9,125	3,786
Computer Technology (2.7%)
Dell, Inc.	(a)61,225	1,836
Consumer Electronics (6.6%)
Electronic Arts, Inc.	(a)37,800	1,977
Yahoo!, Inc.	(a)62,540	2,451
		4,428
Diversified Financial Services (3.6%)
Brookfield Asset Management, Inc., Class A	47,400	2,386
Education Services (2.4%)
Apollo Group, Inc., Class A	(a)26,500	1,602
Electronics: Semi-Conductors/Components (1.9%)
Marvell Technology Group Ltd.	(a)22,700	1,273
Energy — Miscellaneous (7.4%)
Ultra Petroleum Corp.	(a)89,140	4,974
Financial — Miscellaneous (6.3%)
Berkshire Hathaway, Inc., Class B	(a)886	2,601
Chicago Mercantile Exchange Holdings, Inc.	4,300	1,580
		4,181
Health Care — Miscellaneous (1.7%)
Alcon, Inc.	8,900	1,153
Health Care Services (3.4%)
UnitedHealth Group, Inc.	37,100	2,305
Leisure Time (3.2%)
Carnival Corp.	39,400	2,107
Materials & Processing (4.7%)
Monsanto Co.	40,880	3,169
Recreational Vehicles & Boats (2.6%)
Harley-Davidson, Inc.	33,900	1,746
Retail (14.7%)
Amazon.Com, Inc.	(a)46,700	2,202
Costco Wholesale Corp.	61,000	3,018
Home Depot, Inc.	48,028	1,944
Sears Holdings Corp.	(a)22,700	2,622
		9,786
Services: Commercial (7.9%)
Corporate Executive Board Co.	18,800	1,687
eBay, Inc.	(a)83,705	3,620
		5,307
Shipping(1.8%)
C.H. Robinson Worldwide, Inc.	31,700	$1,174
Utilities: Gas Pipelines (1.9%)
Questar Corp.	16,400	1,241
Total Common Stocks (Cost $51,362)		63,073

	Face Amount (000)
Short-Term Investment (5.1%)
Repurchase Agreement (5.1%)
J.P. Morgan Securities, Inc., 4.05%, dated 12/30/05, due 1/3/06, repurchase price $3,401 (Cost $3,399)	$	(f)3,399	3,399
Total Investments (99.6%) (Cost $54,761)			66,472
Other Assets in Excess of Liabilities (0.4%)			291
Net Assets (100%)			$66,763

(a)	Non-income producing security.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,000,707,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank: 2.00% to 7.35%, due 1/11/06 to 10/25/33; Federal Home Loan Mortgage Corp.: 1.88% to 7.22%, due 2/9/06 to 7/15/32; Federal National Mortgage Association: 2.50% to 7.25%, due 2/15/06 to 11/15/30, which had a total value of $1,020,741,791. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

ADR	American Depositary Receipts

65	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Investment Overview

Large Cap Relative Value Portfolio

*      Minimum Investment

**   Commenced offering on January 2, 1996

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Russell 1000 Value Index(1) , the S&P 500 Index(2) and the Lipper Large-Cap Value Funds Index(3)

	Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio – Class A (5)	10.07%	4.28%	10.59%	11.06%
Russell 1000 Value Index	7.05	5.28	10.94	12.23
S&P 500 Index	4.91	0.55	9.07	11.09
Lipper Large-Cap Value Funds Index	6.26	2.27	8.80	10.80
Portfolio – Class B (6)	9.81	4.01	—	10.22
Russell 1000 Value Index	7.05	5.28	—	10.88
S&P 500 Index	4.91	0.55	—	8.99
Lipper Large-Cap Value Funds Index	6.26	2.27	—	8.73

(1)    The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

(2)    The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(3)    The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Value Fund classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Value Funds classification.

(4)    Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(5)    Commenced operations on January 31, 1990

(6)    Commenced offering on January 2, 1996

(7)    For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The Large Cap Relative Value Portfolio seeks high total return by investing primarily in equity securities that the Advisor believes to be undervalued relative to the stock market in general at the time of purchase.

Performance

For the year ended December 31, 2005, the Portfolio had a total return of 10.07% for the Class A shares, net of fees, and 9.81% for the Class B shares, net of fees, compared to 7.05%

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

Large Cap Relative Value Portfolio

for the Russell 1000 Value Index (the “Index”) and 4.91% for the S&P 500 Index.

Factors Affecting Performance

•     For the 12-month period ended December 31, 2005, the broad stock market produced a modest gain. Although rising interest rates and high oil prices fed investor uncertainty about the economy’s growth prospects, economic news remained generally upbeat and inflation was contained. With the exception of the U.S. auto industry, healthy corporate profits and strong earnings across a range of sectors helped support the market.

•     Value stocks, which comprise the Portfolio, maintained a very slight edge over growth stocks. The narrowing of the performance gap between the two styles is historically consistent for this phase of the economic cycle.

•      Our stock selection in financials was the most additive to the Portfolio’s return relative to the Index. Positioning here included considerable exposure to diversified financials and an underweight in regional banks.

•      Healthcare stocks, primarily pharmaceuticals, were a strong positive contributor to relative returns. The performance of pharmaceutical stocks continued to improve on pipeline expectations and better news on patent protection.

•      An underweight in energy (the Index’s best performing group) was offset by our strong selection in the sector, especially among refining and marketing companies.

•      Detractors from performance relative to the Index were in consumer staples (primarily due to our selections in food and staples retailing), stock selection in telecommunication services, and a relative underweight in utilities (one of the market’s best performing areas).

Management Strategies

•     We continue to seek value stocks using our bottom-up security selection process. We look for undervalued companies that offer a potential catalyst for change. Such catalysts could be new company management, growth or consolidation within an industry or sector, or new products.

•      During the period, we continued to reduce the Portfolio’s energy exposure.

•      As the yield curve flattened, we found selected opportunities among financial stocks. However, financials remained a considerable underweight relative to the Index.

•     The Portfolio’s overall positioning was reasonably defensive at year end, with large-cap pharmaceuticals and consumer staples overweights, and financials and industrials underweights.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b- 1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

Large Cap Relative Value Portfolio

owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1, 2005 — December 31, 2005
Class A
Actual	$1,000.00	$1,076.00	$3.51
Hypothetical (5% average
annual return before expenses)	1,000.00	1,021.83	3.41

Class B
Actual	1,000.00	1,075.10	4.81
Hypothetical (5% average
annual return before expenses)	1,000.00	1,020.57	4.69

* Expenses are equal to Class A and Class B annualized net expense ratios of 0.67% and 0.92%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*                 Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2006

2005 Annual Report

December 31, 2005

Portfolio of Investments

Large Cap Relative Value Portfolio

		Value
	Shares	(000)
Common Stocks (95.7%)
Aerospace (2.1%)
Northrop Grumman Corp.	34,230	$2,058
Raytheon Co.	53,650	2,154
		4,212
Automobiles (0.9%)
Honda Motor Co., Ltd. ADR	64,450	1,867
Banks: Outside New York City (1.0%)
PNC Financial Services Group, Inc.	34,440	2,129
Beverages: Brewers (Wineries) (0.8%)
Diageo plc ADR	27,230	1,588
Beverages: Soft Drinks (1.5%)
Coca Cola Co. (The)	77,260	3,114
Biotechnology Research & Production (1.2%)
Chiron Corp.	(a)53,380	2,373
Chemicals (4.1%)
Bayer AG ADR	142,620	5,956
Dow Chemical Co. (The)	45,060	1,974
Lanxess AG	(a)13,992	447
		8,377
Communications & Media (4.0%)
Time Warner, Inc.	287,510	5,014
Walt Disney Co. (The)	129,270	3,099
		8,113
Communications Technology (0.9%)
Motorola, Inc.	77,510	1,751
Computer Services Software & Systems (2.0%)
Symantec Corp.	(a)232,260	4,065
Computer Technology (0.9%)
Hewlett-Packard Co.	66,150	1,894
Cosmetics (0.2%)
Avon Products, Inc.	16,940	484
Diversified Financial Services (5.3%)
Bank of America Corp.	66,550	3,071
Merrill Lynch & Co., Inc.	81,160	5,497
State Street Corp.	39,790	2,206
		10,774
Drugs & Pharmaceuticals (12.8%)
Bristol-Myers Squibb Co.	208,020	4,780
Eli Lilly & Co.	60,510	3,424
GlaxoSmithKline plc ADR	37,960	1,916
Roche Holding AG ADR	71,320	5,338
Sanofi-Aventis ADR	56,210	2,468
Schering-Plough Corp.	239,750	4,999
Wyeth	70,910	3,267
		26,192
Electronics: Instruments Gauges & Meters (0.4%)
Applera Corp. - Applied Biosystems Group	32,360	859
Electronics: Semi-Conductors/Components (2.4%)
Intel Corp.	108,620	2,711
Micron Technology, Inc.	(a)171,180	2,279
		4,990
Energy Equipment (2.1%)
Schlumberger Ltd.	43,960	$4,271
Energy — Miscellaneous (0.5%)
Valero Energy Corp.	20,680	1,067
Entertainment (1.2%)
Viacom, Inc., Class B	(a)76,520	2,495
Financial — Miscellaneous (3.4%)
Freddie Mac	58,730	3,838
Marsh & McLennan Cos., Inc.	74,470	2,365
MBNA Corp.	24,910	676
		6,879
Foods (3.4%)
Cadbury Schweppes plc ADR	53,350	2,043
Unilever N.V. (NY Shares)	71,660	4,919
		6,962

Health Care — Miscellaneous (1.0%)
Bausch & Lomb, Inc.	28,780	1,954
Insurance: Life (1.7%)
Cigna Corp.	30,870	3,448
Insurance: Multi-Line (2.3%)
Ace Ltd.	5,580	298
Aegon N.V. (NY Shares)	54,250	885
Hartford Financial Services Group, Inc.	23,710	2,037
XL Capital Ltd., Class A	20,800	1,402
		4,622
Insurance: Property & Casualty (3.4%)
Chubb Corp.	33,300	3,252
St. Paul Travelers Cos., Inc. (The)	84,141	3,758
		7,010
Investment Management Companies (6.4%)
Citigroup, Inc.	108,890	5,284
Goldman Sachs Group, Inc.	10,810	1,381
J.P. Morgan Chase & Co.	163,033	6,471
		13,136
Manufacturing (2.5%)
Ingersoll Rand Co., Ltd. Class A	43,680	1,763
Siemens AG ADR	39,970	3,421
		5,184
Materials & Processing — Miscellaneous (1.7%)
Newmont Mining Corp.	65,280	3,486
Medical & Dental Instruments & Supplies (0.3%)
Boston Scientific Corp.	(a)29,110	713
Multi-Sector Companies (2.5%)
General Electric Co.	146,230	5,125
Oil: Integrated Domestic (4.5%)
BP plc ADR	44,560	2,862
ConocoPhillips	53,100	3,089
Royal Dutch Shell plc ADR	53,830	3,310
		9,261
Oil: Integrated International (0.6%)
Exxon Mobil Corp.	21,320	1,198
Radio & TV Broadcasters (2.1%)
Clear Channel Communications, Inc.	134,310	4,224

69	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

Large Cap Relative Value Portfolio

		Value
	Shares	(000)
Retail (3.3%)
Kohl’s Corp.	(a)36,950	$1,796
McDonald’s Corp.	31,710	1,069
Office Depot, Inc.	(a)25,830	811
Wal-Mart Stores, Inc.	67,680	3,168
		6,844
Securities Brokerage & Services (1.5%)
Charles Schwab Corp. (The)	204,380	2,998
Services: Commercial (0.1%)
CCE Spinco, Inc.	(a)16,746	219
Soaps & Household Chemicals (0.8%)
Procter & Gamble Co.	28,400	1,644
Tobacco (1.4%)
Altria Group, Inc.	37,950	2,836
Utilities: Electrical (3.1%)
American Electric Power Co., Inc.	52,450	1,945
Entergy Corp.	34,900	2,396
FirstEnergy Corp.	42,030	2,059
		6,400
Utilities: Telecommunications (5.4%)
France Telecom S.A. ADR	94,680	2,352
Sprint Nextel Corp.	209,094	4,884
Verizon Communications, Inc.	124,820	3,760
		10,996
Total Common Stocks (Cost $175,623)		195,754

	Face Amount (000)
Short-Term Investment (4.7%)
Repurchase Agreement (4.7%)
J.P. Morgan Securities, Inc., 4.05%, dated 12/30/05, due 1/3/06, repurchase price $9,512 (Cost $9,508)	$	(f)9,508	9,508
Total Investments (100.4%) (Cost $185,131)			205,262
Liabilities in Excess of Other Assets (-0.4%)			(790)
Net Assets (100%)			$204,472

(a)	Non-income producing security.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,000,707,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank: 2.00%to 7.35%, due 1/11/06 to 10/25/33; Federal Home Loan Mortgage Corp.: 1.88%to 7.22%, due 2/9/06 to 7/15/32; Federal National Mortgage Association: 2.50%to 7.25%, due 2/15/06 to 11/15/30, which had a total value of $1,020,741,791. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

ADR	American Depositary Receipts

The accompanying notes are an integral part of the financial statements.	70

2005 Annual Report

December 31, 2005

Investment Overview

Small Company Growth Portfolio

*      Minimum Investment

**   Commenced offering on January 2, 1996

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Russell 2000 Growth Index(1) and the Lipper Small-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio – Class A (4)	13.55%	5.89%	13.65%	13.54%
Russell 2000 Growth Index	4.15	2.28	4.69	7.35
Lipper Small-Cap Growth Funds Index	5.34	1.25	7.54	10.43
Portfolio – Class B (5)	13.35	5.65	—	13.38
Russell 2000 Growth Index	4.15	2.28	—	4.68
Lipper Small-Cap Growth Funds Index	5.34	1.25	—	7.57

(1)    The Russell 2000 Growth Index measures the performance of those Russell 2000  companies with higher price-to-book ratios and higher forecasted growth values.

(2)    The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Small-Cap Growth Funds classification.

(3)    Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)    Commenced operations on November 1, 1989

(5)    Commenced offering on January 2, 1996

(6)    For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The Small Company Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

Performance

For the year ended December 31, 2005, the Portfolio had a total return of 13.55% for the Class A shares, net of fees, and 13.35% for the Class B shares, net of fees, compared to 4.15% for the Russell 2000 Growth Index (the “Index”).

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

Small Company Growth Portfolio

Factors Affecting Performance

•     The Portfolio outperformed the Index due primarily to stock selection, with favorable sector allocations further enhancing performance.

•      The Portfolio’s performance relative to the Index benefited most from its positioning in the healthcare, technology and financial services sectors. Performance within healthcare was driven by medical and dental instruments and supplies, biotechnology research and production, medical services, and drugs and pharmaceutical companies. Within the technology sector, positions in the computer services, software and systems industry and the communications technology industry contributed notably to relative return. A sector underweight also proved advantageous. In the financial services sector, relative performance was particularly enhanced by stock selection in the diversified financial services and information services industries.

•      Within utilities, stock selection in the gas distributors industry added to relative performance as well.

•      The Portfolio’s exposure to the consumer discretionary and consumer staples sectors proved least advantageous to relative performance. Within consumer discretionary, stock selection in the casinos and gaming industry was the main area of weakness; selection in the education services industry also tempered gains. In consumer staples, stock selection in food companies detracted from overall performance.

•      Also on the downside, stock selection within the integrated oils industry hindered performance.

Management Strategies

•     As of year-end, consumer discretionary represents the largest sector weight in the Portfolio, followed by healthcare and technology. The Portfolio’s consumer discretionary exposure is overweighted relative to the Index, while healthcare and technology are both underweighted.

•     It is our goal to hold a portfolio of high quality growth stocks we believe will perform well regardless of the market environment. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and the ability to re-deploy capital at a high rate of return.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

Small Company Growth Portfolio

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1, 2005 — December 31, 2005
Class A
Actual	$1,000.00	$1,078.50	$5.40
Hypothetical (5%average
annual return before expenses)	1,000.00	1,020.01	5.24

Class B
Actual	1,000.00	1,077.90	6.70
Hypothetical (5%average
annual return before expenses)	1,000.00	1,018.75	6.51

* Expenses are equal to Class A and Class B annualized net expense ratios of 1.03% and 1.28%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*                 Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2006

2005 Annual Report

December 31, 2005

Portfolio of Investments

Small Company Growth Portfolio

		Value
	Shares	(000)
Common Stocks (95.7%)
Advertising Agencies (1.2%)
Focus Media Holding Ltd. ADR	(a)601,834	$20,324
Biotechnology Research & Production (1.1%)
Idexx Laboratories, Inc.	(a)252,935	18,206
Building: Cement (1.8%)
Eagle Materials, Inc.	165,522	19,494
Texas Industries, Inc.	228,940	11,410
		30,904
Casinos & Gambling (2.9%)
Kerzner International Ltd.	(a)507,390	34,883
Shuffle Master, Inc.	(a)570,519	14,343
		49,226
Chemicals (1.0%)
Nuco2, Inc.	(a)641,767	17,892
Communications & Media (0.9%)
CKX, Inc.	(a)1,139,759	14,817
Computer Services Software & Systems (5.2%)
Akamai Technologies, Inc.	(a)1,253,099	24,974
Bankrate, Inc.	(a)358,855	10,593
Blackboard, Inc.	(a)664,343	19,253
Convera Corp.	(a)778,183	7,704
Netease.com ADR	(a)292,826	16,445
Sina Corp.	(a)388,031	9,375
		88,344
Consumer Electronics (2.4%)
CNET Networks, Inc.	(a)1,516,055	22,271
THQ, Inc.	(a)804,438	19,186
		41,457
Consumer Staples — Miscellaneous (2.8%)
Peet’s Coffee & Tea, Inc.	(a)696,677	21,144
Yankee Candle Co., Inc.	1,045,896	26,775
		47,919
Diversified (1.0%)
Beacon Roofing Supply, Inc.	(a)612,352	17,593
Diversified Financial Services (1.2%)
Calamos Asset Management, Inc., Class A	656,464	20,646
Drugs & Pharmaceuticals (2.8%)
Adams Respiratory Therapeutics, Inc.	(a)397,372	16,157
Flamel Technologies ADR	(a)394,391	7,446
Gen-Probe, Inc.	(a)313,285	15,285
Noven Pharmaceuticals, Inc.	(a)580,300	8,780
		47,668
Education Services (5.7%)
Ambassadors Group, Inc.	1,124,053	25,730
Bright Horizons Family Solutions, Inc.	(a)734,690	27,220
Strayer Education, Inc.	474,656	44,476
		97,426
Electronics: Semi-Conductors/Components (1.4%)
Tessera Technologies, Inc.	(a)953,512	24,648
Energy — Miscellaneous (4.9%)
Gasco Energy, Inc.	(a)3,122,769	$20,392
Quicksilver Resources, Inc.	(a)395,882	16,631
Range Resources Corp.	1,745,182	45,968
		82,991
Engineering & Contracting Services (0.7%)
Washington Group International, Inc.	220,961	11,704
Entertainment (0.5%)
Take-Two Interactive Software, Inc.	(a)433,963	7,681
Foods (0.3%)
Rocky Mountain Chocolate Factory, Inc.	282,330	4,595
Health Care — Miscellaneous (1.1%)
VCA Antech, Inc.	(a)664,343	18,734
Health Care Services (4.3%)
Stericycle, Inc.	(a)732,206	43,112
Dade Behring Holdings, Inc.	725,647	29,672
		72,784
Homebuilding (2.0%)
Desarrolladora Homex S.A. de C.V. ADR	(a)1,119,342	34,341
Hotel/Motel (4.2%)
BJ’s Restaurants, Inc.	(a)1,036,308	23,690
Gaylord Entertainment Co.	(a)855,385	37,286
Great Wolf Resorts, Inc.	(a)999,331	10,303
		71,279
Investment Management Companies (2.8%)
Greenhill & Co., Inc.	844,206	47,411
Leisure Time (4.4%)
Polaris Industries, Inc.	340,340	17,085
SCP Pool Corp.	860,328	32,022
WMS Industries, Inc.	(a)1,065,732	26,739
		75,846
Machinery: Industrial/Specialty (1.4%)
Middleby Corp.	(a)284,440	24,604
Medical & Dental Instruments & Supplies (3.6%)
American Medical Systems Holdings, Inc.	(a)559,361	9,973
Cyberonics, Inc.	(a)262,534	8,480
Techne Corp.	(a)758,211	42,574
		61,027
Oil: Crude Producers (0.6%)
GMX Resources, Inc.	(a)273,000	9,828
Paper (0.8%)
Neenah Paper, Inc.	494,833	13,855
Publishing: Miscellaneous (1.9%)
Morningstar, Inc.	(a)921,379	31,917
Real Estate Investment Trusts (1.0%)
Jones Lang LaSalle, Inc.	333,701	16,802
Restaurants (1.5%)
P.F. Chang’s China Bistro, Inc.	(a)530,556	26,331
Retail (11.8%)
AFC Enterprises, Inc.	(a)1,152,350	17,424
Blue Nile, Inc.	(a)833,583	33,602
Build-A-Bear Workshop, Inc.	(a)908,275	26,921
Citi Trends, Inc.	(a)597,654	25,514
NetFlix, Inc.	(a)704,776	19,071

The accompanying notes are an integral part of the financial statements.	74

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

Small Company Growth Portfolio

		Value
	Shares	(000)
Retail (cont’d)
Overstock.com, Inc.	(a)386,792	$10,888
Pantry, Inc. (The)	(a)442,962	20,815
Provide Commerce, Inc.	(a)208,247	6,895
Tractor Supply Co.	(a)482,411	25,539
Tuesday Morning Corp.	714,674	14,951
		201,620
Services: Commercial (7.3%)
Advisory Board Co. (The)	(a)1,019,062	48,579
Coinstar, Inc.	(a)990,045	22,603
Corporate Executive Board Co.	333,941	29,954
Macquarie Infrastructure Co. Trust	768,804	23,679
		124,815
Shoes (0.9%)
Deckers Outdoor Corp.	(a)578,500	15,978
Technology — Miscellaneous (0.4%)
Housevalues, Inc.	(a)503,711	6,563
Telecommunications Equipment (2.5%)
SBA Communications Corp., Class A	(a)2,373,438	42,485
Textile Apparel Manufacturers (2.2%)
Carter’s, Inc.	(a)409,433	24,095
Maidenform Brands, Inc.	(a)1,094,427	13,856
		37,951
Truckers (3.2%)
Landstar System, Inc.	1,295,591	54,078
Total Common Stocks (Cost $1,394,764)		1,632,290

	Face Amount (000)
Short-Term Investment (5.5%)
Repurchase Agreement (5.5%)
J.P. Morgan Securities, Inc., 4.05%, dated 12/30/05, due 1/3/06, repurchase price $93,697 (Cost $93,655)	$	(f)93,655	93,655
Total Investments (101.2%) (Cost $1,488,419)			1,725,945
Liabilities in Excess of Other Assets (-1.2%)			(21,248)
Net Assets (100%)			$1,704,697

(a)	Non-income producing security.
(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,000,707,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank: 2.00% to 7.35%, due 1/11/06 to 10/25/33; Federal Home Loan Mortgage Corp.: 1.88% to 7.22%, due 2/9/06 to 7/15/32; Federal National Mortgage Association: 2.50% to 7.25%, due 2/15/06 to 11/15/30, which had a total value of $1,020,741,791. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

ADR	American Depositary Receipts

75	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Investment Overview

U.S. Large Cap Growth Portfolio

*      Minimum Investment

**   Commenced offering on January 2, 1996

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Russell 1000 Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio – Class A (4)	15.72%	(0.60)%	9.38%	10.95%
Russell 1000 Growth Index	5.26	(3.58)	6.73	8.72
Lipper Large-Cap Growth Funds Index	7.58	(4.29)	6.21	8.54
Portfolio – Class B (5)	15.41	(0.86)	—	9.05
Russell 1000 Growth Index	5.26	(3.58)	—	6.65
Lipper Large-Cap Growth Funds Index	7.58	(4.29)	—	6.18

(1)    The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

(2)    The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Growth Funds classification.

(3)    Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)    Commenced operations on April 2, 1991

(5)    Commenced offering on January 2, 1996

(6)    For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The U.S. Large Cap Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the year ended December 31, 2005, the Portfolio’s Class A shares had a total return of 15.72%, net of fees, and 15.41% for the Class B shares, net of fees, compared to 5.26% for the Russell 1000 Growth Index (the “Index”).

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

U.S. Large Cap Growth Portfolio

Factors Affecting Performance

•     Stock selection drove the Portfolio’s outperformance of the Index, with particular strength in utilities, healthcare and energy. This favorable stock selection more than offset the modest negative impact of sector allocations.

•     Within utilities, the Portfolio benefited notably from security selection in wireless companies and gas distributors. In healthcare, stock selection was particularly advantageous in the medical and dental instruments and supplies companies industry and healthcare management services industry. Stock selection in the crude oil producers industry propelled gains within the Portfolio’s energy position.

•      Overall performance was hindered by large sector overweight in consumer discretionary. A large sector overweight in consumer discretionary hindered overall performance. Within technology, stock selection in computer technology, computer services software, and communications technology industry hindered performance.

•      Although a variety of healthcare stocks contributed gains, a sector-level underweight slowed the Portfolio’s pace versus the Index.

•      Stock selection in the oil well equipment industry also clipped the overall returns.

Management Strategies

•     As of year-end, consumer discretionary represents the largest sector weight in the Portfolio, followed by healthcare and technology. The Portfolio’s consumer discretionary exposure is overweighted relative to the Index, while healthcare and technology are both underweighted.

•      It is our goal to hold a portfolio of high quality growth stocks we believe will perform well regardless of the market environment. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and the ability to re-deploy capital at a high rate of return.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1, 2004 — December 31, 2005
Class A
Actual	$1,000.00	$1,155.20	$3.42
Hypothetical (5% average
annual return before expenses)	1,000.00	1,022.03	3.21

Class B
Actual	1,000.00	1,154.10	4.78
Hypothetical (5% average
annual return before expenses)	1,000.00	1,020.77	4.48

* Expenses are equal to Class A and Class B annualized net expense ratios of 0.63% and 0.88%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

U.S. Large Cap Growth Portfolio

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*      Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2006

2005 Annual Report

December 31, 2005

Portfolio of Investments

U.S. Large Cap Growth Portfolio

		Value
	Shares	(000)
Common Stocks (97.1%)
Advertising Agencies (3.6%)
Getty Images, Inc.	(a)192,941	$17,224
Monster Worldwide, Inc.	(a)379,248	15,481
		32,705
Air Transport (1.4%)
Expeditors International of Washington, Inc.	190,198	12,840
Biotechnology Research & Production (1.9%)
Genentech, Inc.	(a)190,780	17,647
Casinos & Gambling (2.2%)
International Game Technology	653,875	20,126
Communications Technology (6.3%)
America Movil S.A. de C.V., Class L ADR	1,249,931	36,573
Corning, Inc.	(a)438,663	8,624
Crown Castle International Corp.	(a)461,108	12,408
		57,605
Computer Services Software & Systems (4.9%)
Google, Inc., Class A	(a)106,739	44,282
Computer Technology (4.1%)
Apple Computer, Inc.	(a)218,016	15,673
Dell, Inc.	(a)712,143	21,357
Seagate Technology, Inc.	(d)(l)186,100	@—
		37,030
Consumer Electronics (5.6%)
Electronic Arts, Inc.	(a)388,982	20,348
Yahoo!, Inc.	(a)769,513	30,149
		50,497
Diversified Financial Services (2.6%)
Brookfield Asset Management, Inc., Class A	475,581	23,936
Education Services (2.1%)
Apollo Group, Inc., Class A	(a)314,525	19,016
Electronics: Semi-Conductors/Components (1.5%)
Marvell Technology Group Ltd.	(a)238,719	13,390
Energy — Miscellaneous (5.6%)
Southwestern Energy Co.	(a)331,174	11,902
Ultra Petroleum Corp.	(a)694,675	38,763
		50,665
Financial Data Processing Services & Systems (1.4%)
Paychex, Inc.	321,319	12,249
Financial — Miscellaneous (9.9%)
Berkshire Hathaway, Inc., Class B	(a)10,889	31,965
Chicago Mercantile Exchange Holdings, Inc.	48,763	17,920
Countrywide Financial Corp.	386,856	13,226
Marsh & McLennan Cos., Inc.	414,357	13,160
Moody’s Corp.	224,798	13,807
		90,078
Health Care — Miscellaneous (1.3%)
Alcon, Inc.	94,165	12,204
Health Care Services (3.1%)
UnitedHealth Group, Inc.	455,363	28,296
Homebuilding (1.5%)
Pulte Homes, Inc.	339,889	$13,378
Leisure Time (2.9%)
Carnival Corp.	483,420	25,848
Manufacturing (1.3%)
Tyco International Ltd.	418,221	12,070
Materials & Processing— Miscellaneous (4.1%)
Monsanto Co.	483,484	37,485
Medical & Dental Instruments & Supplies (2.7%)
Dade Behring Holdings, Inc.	276,505	11,307
St. Jude Medical, Inc.	(a)255,427	12,822
		24,129
Recreational Vehicles & Boats (2.2%)
Harley-Davidson, Inc.	390,546	20,109
Retail (11.9%)
Amazon.Com, Inc.	(a)468,460	22,088
Costco Wholesale Corp.	721,250	35,680
Home Depot, Inc.	577,637	23,383
Sears Holdings Corp.	(a)235,912	27,255
		108,406
Services: Commercial (8.0%)
Corporate Executive Board Co.	202,828	18,194
eBay, Inc.	(a)965,126	41,742
Iron Mountain, Inc.	(a)293,067	12,373
		72,309
Shipping (1.4%)
C.H. Robinson Worldwide, Inc.	333,710	12,357
Tobacco (2.3%)
Altria Group, Inc.	275,681	20,599
Utilities: Gas Pipelines (1.3%)
Questar Corp.	152,662	11,557
Total Common Stocks (Cost $769,494)		880,813

	Face Amount (000)
Short-Term Investment (2.8%)
Repurchase Agreement (2.8%)
J.P. Morgan Securities, Inc., 4.05%, dated 12/30/05, due 1/3/06, repurchase price $25,504 (Cost $25,493)	$	(f)25,493	25,493
Total Investments (99.9%) (Cost $794,987)			906,306
Other Assets in Excess of Liabilities (0.1%)			1,277
Net Assets (100%)			$907,583

(a)	Non-income producing security.
(d)	Security was valued at fair value — At December 31, 2005, the Portfolio held a fair valued security, valued at less than $500, representing less than 0.05% of net assets.

79	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

U.S. Large Cap Growth Portfolio

(f)

Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,000,707,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank: 2.00% to 7.35%, due 1/11/06 to 10/25/33; Federal Home Loan Mortgage Corp.: 1.88% to 7.22%, due 2/9/06 to 7/15/32; Federal National Mortgage Association: 2.50% to 7.25%, due 2/15/06 to 11/15/30, which had a total value of $1,020,741,791. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(l)	Security has been deemed illiquid - at December 31, 2005.
@	Face Amount/Value is less than $500.
ADR	American Depositary Receipts

The accompanying notes are an integral part of the financial statements.	80

2005 Annual Report

December 31, 2005

Investment Overview

U.S. Real Estate Portfolio

*	Minimum Investment
**	Commenced offering on January 2, 1996

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the National Association of Real Estate Investment Trusts (NAREIT) Equity Index(1) and the Lipper Real Estate Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio – Class A (4)	17.66%	19.46%	17.12%	17.73%
NAREIT Equity Index	12.16	19.08	14.50	14.76
Lipper Real Estate Funds Index	12.27	18.36	14.00	—
Portfolio – Class B (5)	17.37	19.11	—	16.71
NAREIT Equity Index	12.16	19.08	—	14.51
Lipper Real Estate Funds Index	12.27	18.36	—	13.99

(1)    The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

(2)    The Lipper Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Real Estate Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Real Estate Funds classification.

(3)    Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)    Commenced operations on February 24, 1995

(5)    Commenced offering on January 2, 1996

(6)    For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”). The Portfolio’s concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified, and the value of its shares may be substantially affected by economic events in the real estate industry.

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

U.S. Real Estate Portfolio

Performance

For the year ended December 31, 2005, the Portfolio had a total return of 17.66% for the Class A shares, net of fees, and 17.37% for the Class B shares, net of fees, compared to 12.16% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the “Index”).

Factors Affecting Performance

•                  In 2005, the real estate sector continued to benefit from increased interest from institutional and retail investors. Moreover, the ongoing improvement in underlying real estate values contributed to and supported rising real estate securities prices. Numerous private takeover transactions of public real estate companies at meaningful premiums demonstrated the strong underlying value of these companies’ properties and provided evidence of strong demand for real estate.

•                  For the full year, each of the major sectors outperformed the Index. Apartment stocks advanced due to the continued improvement in fundamentals and a series of take-private transactions that supported asset values. Despite a disappointing recovery for cash flows, the office sector also outperformed. This strength may have been driven by sustained improvement in market values for office assets, as evidenced in a variety of private market transactions. In addition, supply and demand trends remained favorable for owners of office assets. Retail was mixed; the malls stocks significantly outperformed and the shopping center stocks modestly underperformed. Supply was the key differentiating factor, as there is very little new mall construction, while the shopping centers have witnessed significant new additions to supply.

•                  Turning to the smaller sectors, storage was the best performing of all sectors. These stocks were bolstered by several large transactions that confirmed the strong private market valuations for these assets. Hotel stocks modestly underperformed. The healthcare REITs dramatically underperformed due to lackluster earnings growth prospects.

•                  Stock selection was the largest contributor to the Portfolio’s outperformance, while sector allocation was also beneficial. Stock selection was favorable in every sector, with the most significant contributions generated in the apartment, office, retail and hotel sectors. From a top-down perspective, the largest contributors were an overweight to the storage sector and underweight to the healthcare and mixed office/industrial sectors. These positives were partially offset by the overweight to the hotel sector.

Management Strategies

•                  We maintained our core investment philosophy as a real estate value investor. This results in our ownership of stocks, which we believe, provide the best valuation relative to their underlying real estate values. Our company specific research leads us to specific preferences for sub-segments within each property sector.

•                  The Portfolio is currently overweighted in companies focused in the ownership of upscale urban hotels, coastal apartments, high quality retail assets and Class A office properties in central business district locations, and underweighted in owners of strip shopping centers and lesser quality offices. We have selectively added to stocks in key suburban markets, particularly in the office sector, where we have found attractively priced opportunities.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

U.S. Real Estate Portfolio

in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs ofowning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1, 2005 — December 31, 2005
Class A
Actual	$1,000.00	$1,085.60	$4.63
Hypothetical (5% average
annual return before expenses)	1,000.00	1,020.77	4.48

Class B
Actual	1,000.00	1,084.30	5.94
Hypothetical (5% average
annual return before expenses)	1,000.00	1,019.51	5.75

* Expenses are equal to Class A and Class B annualized net expense ratios of 0.88% and 1.13%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

* Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2006

2005 Annual Report

December 31, 2005

Portfolio of Investments

U.S. Real Estate Portfolio

		Value
	Shares	(000)
Common Stocks (98.5%)
Diversified (3.6%)
CentraCore Properties Trust	170,610	$4,584
Forest City Enterprises, Inc., Class A	446,000	16,917
Spirit Finance Corp. REIT	136,160	1,546
Vornado Realty Trust REIT	311,430	25,995
		49,042
Health Care (2.9%)
Brookdale Senior Living, Inc.	26,400	787
Cogdell Spencer, Inc. REIT	(a)179,250	3,027
Health Care Property Investors, Inc. REIT	323,460	8,268
LTC Properties, Inc. REIT	118,200	2,486
Omega Healthcare Investors, Inc. REIT	45	1
Senior Housing Properties Trust REIT	1,318,585	22,297
Sunrise Senior Living REIT	30,600	354
Universal Health Reality Income Trust REIT	63,470	1,989
Windrose Medical Properties Trust REIT	85,150	1,265
		40,474
Industrial (4.6%)
AMB Property Corp. REIT	846,110	41,603
Cabot 2 Industrial Value Fund, Inc.	(i)(l)1,000	500
Keystone Industries Fund LP	(i)(l)25,068	25
ProLogis REIT	442,989	20,697
		62,825
Lodging/Resorts (16.6%)
Four Seasons Hotels, Inc.	126,910	6,314
Hersha Hospitality Trust REIT	63,800	575
Hilton Hotels Corp.	2,670,603	64,388
Host Marriott Corp. REIT	4,450,340	84,334
Interstate Hotels & Resorts, Inc.	(a)112,852	493
Legacy Hotels REIT	1,090,880	7,507
MeriStar Hospitality Corp. REIT	(a)1,037,315	9,751
Starwood Hotels & Resorts Worldwide,
Inc.	850,511	54,313
		227,675
Office (23.4%)
Arden Realty, Inc. REIT	573,420	25,706
Beacon Capital Partners, Inc.	(a)(d)(i)(l)335,100	1,010
Boston Properties, Inc. REIT	924,690	68,547
Brandywine Realty Trust REIT	446,625	12,465
BRCP REIT LLC I	(i)(l)4,616,681	4,617
Brookfield Properties Corp.	2,197,934	64,663
CarrAmerica Realty Corp. REIT	53,150	1,841
Equity Office Properties Trust REIT	1,320,667	40,056
Mack-Cali Realty Corp. REIT	670,100	28,948
Parkway Properties, Inc. REIT	121,870	4,892
Prentiss Properties Trust REIT	311,250	12,662
Reckson Associates Realty Corp. REIT	453,045	16,301
Republic Property Trust REIT	(a)346,600	4,159
SL Green Realty Corp. REIT	303,860	23,212
Trizec Properties, Inc. REIT	458,420	10,507
		319,586
Office/Industrial — Mixed (0.8%)
Liberty Property Trust REIT	181,220	$7,765
PS Business Parks, Inc. REIT	66,490	3,271
		11,036
Residential Apartments (17.9%)
American Campus Communities, Inc.
REIT	187,850	4,659
Archstone-Smith Trust REIT	1,484,091	62,168
AvalonBay Communities, Inc. REIT	808,317	72,142
BRE Properties, Inc. REIT	77,280	3,515
Equity Residential REIT	1,170,429	45,787
Essex Property Trust, Inc. REIT	424,686	39,156
Post Properties, Inc. REIT	364,175	14,549
United Dominion Realty Trust, Inc. REIT	104,940	2,460
		244,436
Residential Manufactured Homes (1.2%)
Equity Lifestyle Properties, Inc. REIT	376,020	16,733
Retail Regional Malls (14.3%)
General Growth Properties, Inc. REIT	187,955	8,832
Macerich Co. (The) REIT	485,715	32,611
Mills Corp. (The) REIT	19,388	813
Simon Property Group, Inc. REIT	1,676,387	128,461
Taubman Centers, Inc. REIT	707,158	24,574
		195,291
Retail Strip Centers (7.7%)
Acadia Realty Trust REIT	309,120	6,198
BPP Liquidating Trust REIT	(d)(l)113,290	6
Cedar Shopping Centers, Inc. REIT	147,400	2,074
Developers Diversified Realty Corp. REIT	21,905	1,030
Federal Realty Investment Trust REIT	723,575	43,885
Pan Pacific Retail Properties, Inc. REIT	8,940	598
Ramco-Gershenson Properties REIT	44,200	1,178
Regency Centers Corp. REIT	848,775	50,035
		105,004
Self Storage (5.5%)
Public Storage, Inc. REIT	601,935	40,763
Shurgard Storage Centers, Inc., Class
A REIT	602,942	34,193
		74,956
Total Common Stocks (Cost $878,160)		1,347,058
Preferred Stocks (0.0%)
Residential Apartments (0.0%)
Atlantic Gulf Communities Corp., Series B	(d)(i)(l)107,021	@—
Atlantic Gulf Communities Corp., Series B (Restricted)	(d)(i)(l)140,284	@—
Atlantic Gulf Communities Corp., Series B (Convertible)	(a)(d)(l)75,165	@—
Total Preferred Stocks (Cost $2,618)		@—

The accompanying notes are an integral part of the financial statements.	84

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

U.S. Real Estate Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Investment (0.7%)
Repurchase Agreement (0.7%)
J.P. Morgan Securities, Inc., 4.05%,
dated 12/30/05, due 1/3/06,
repurchase price $9,230
(Cost $9,226)	$ (f)9,226	$9,226
Total Investments (99.2%) (Cost $890,004)		1,356,284
Other Assets in Excess of Liabilities (0.8%)		11,034
Net Assets (100%)		$1,367,318

(a)                                  Non-income producing security.

(d)                                 Security was valued at fair value — At December 31, 2005, the Portfolio held $1,016,000 of fair valued securities, representing 0.07% of net assets.

(f)                                    Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,000,707,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank: 2.00% to 7.35%, due 1/11/06 to 10/25/33; Federal Home Loan Mortgage Corp.: 1.88%to 7.22%, due 2/9/06 to 7/15/32; Federal National Mortgage Association: 2.50% to 7.25%, due 2/15/06 to 11/15/30, which had a total value of $1,020,741,791. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(i)                                     Restricted Security valued at fair value and not registered under the Securities Act of 1933. Atlantic Gulf Communities Corp., Series B Preferred was acquired 6/97 and has a current cost basis of $1,070,000. Atlantic Gulf Communities Corp., Series B Preferred was acquired 6/97 and has a current cost basis of $790,000. Beacon Capital Partners, Inc. was acquired 3/98 and has a current cost basis of $1,010,000, BRCP REIT LLC l was acquired 5/03 - 8/05 and has a current cost basis of $4,617,000. Cabot 2 Industrial Value Fund, Inc., was acquired 11/05 and has a current cost basis of $500,000.  Keystone Industries Fund LP was acquired 10/05 and has a current basis of $25,000. At December 31, 2005, these securities had an aggregate market value of $6,152,000, representing 0.45%of net assets.

(l)                                     Security has been deemed illiquid - at December 31, 2005.

@                                    Face Amount/Value is less than $500.

REIT                   Real Estate Investment Trust

Foreign Currency Exchange Contract Information:
The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)	Value (000)	Net Unrealized Appreciation (Depreciation) (000)
USD	7	$7	1/3/06	CAD 8	$7	$ @—
USD	31	31	1/4/06	CAD 36	31	@—
		$38			$38	$ @—

CAD  —  Canadian Dollar

USD  —  United States Dollar

85	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Investment Overview

Emerging Markets Debt Portfolio

*   Minimum Investment

** Commenced offering on January 2, 1996

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the J.P. Morgan
Emerging Markets Bond Global Index(1) and the
Lipper Emerging Markets Debt Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception	(6)
Portfolio – Class A (4)	12.78%	14.43%	12.59%	11.37%
J.P. Morgan Emerging Markets Bond
Global Index	10.73	12.25	12.99	11.01
Lipper Emerging Markets Debt Funds
Index	13.75	15.23	13.38	—
Portfolio – Class B (5)	12.54	14.19	—	12.23
J.P. Morgan Emerging Markets Bond
Global Index	10.73	12.25	—	12.86
Lipper Emerging Markets Debt Funds
Index	13.75	15.23	—	13.24

(1)

The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar - denominated debt instruments issued by emerging market sovereign and quasi - sovereign entities, including Brady Bonds, loans, Eurobonds and local market instruments for over 30 emerging market countries.

(2)

The Lipper Emerging Markets Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Debt Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on February 1, 1994
(5)	Commenced offering on January 2, 1996
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

The Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

Emerging Markets Debt Portfolio

In addition, investing in emerging markets may involve a relatively higher degree of volatility.

Performance

For the year ended December 31, 2005, the Portfolio had a total return of 12.78% for Class A, net of fees, shares and 12.54% for Class B, net of fees, shares compared to 10.73% for the J.P. Morgan Emerging Markets Bond Global Index (the “Index”).

Factors Affecting Performance

•                  As in 2004, the emerging markets debt (“EMD”) asset class ended 2005 as the top-performing fixed income asset class. The return of the Index was derived from a combination of tightening spreads and the relatively high levels of current income associated with emerging markets bonds.

•                  Fundamentals for emerging market (“EM”) economies strengthened throughout 2005 as most countries experienced improving terms of trade, increasing levels of international reserves and declining debt levels. These factors allowed the asset class to continue its migration upward toward investment grade credit ratings (as of December 31, 2005) (the average rating of the Index was one notch below investment grade) and to shrug off short periods of negative external market conditions during the year.

•                  EMD spreads compressed to new absolute lows in 2005 (as in 2004) reflecting the higher average rating, broadening investor base, and muted volatility of the asset class. The abundance of financial market liquidity greatly benefited emerging economies in 2005 just as it did in 2004, lifting EMD in spite of tight absolute valuations at the beginning of the year. High global growth, low global interest rates, high commodity prices, and a marked improvement in the quality of economic management proved to be a powerful mix for the EMD asset class in 2005, as in 2004.

•                  However, the performance of the EMD asset class during 2005 differed from 2004 in important aspects.  Notably, EM policymakers accelerated the pace of their deleveraging. To the surprise of investors, most EM countries which benefited from revenue windfalls associated with high commodity prices aggressively paid down debt during 2005. Some used their swelling levels of reserves to pay off debt as it came due; some took a more aggressive stance and pre-paid debts falling due over the next 10 years; while others shifted their borrowings into local currency. The take-away from this phenomenon for investors is the desire on the part of policymakers in most emerging market countries to lessen their dependence on external borrowing. Read another way, most EM policymakers are determined to lessen their exposure to potential shocks emanating from the developed world and are taking the steps necessary to do so.

•                  Another notable difference between 2004 and 2005 was the emerging shift in the composition of growth in many emerging countries away from purely export-led growth to a mix of exports and domestic demand-driven growth.

•                  EM debt spreads were less volatile than U.S. high yield spreads and investment grade corporate spreads during 2005. This trend reflects the ongoing improvement in the balance sheets of emerging market borrowers and the growing acceptance of EM credits among institutional investors.

Management Strategies

•                  We maintained a neutral to slightly defensive risk bias for much of the year. The Portfolio’s spread duration and beta was near to or slightly below the Index’s levels for most of the year.

•                  The Portfolio was overweighted relative to its Index in Argentina, Indonesia, the Philippines, Turkish local markets and in Russia throughout the year.

•                  The Portfolio included exposure to the local markets of Argentina, Brazil and Turkey. We underweighted the debt of Ecuador based on our concerns about the country’s ability to service its debts beyond 2005, despite high oil revenues and manageable financing requirements for 2005.

•                  The Portfolio was underweighted relative to its Index in the external (dollar denominated) debt of Brazil, Turkey and most Asian credits due to concerns that valuations had outpaced fundamentals for those credits.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

Emerging Markets Debt Portfolio

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1, 2005 — December 31, 2005
Class A
Actual	$1,000.00	$1,058.00	$ 5.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.21	5.04

Class B
Actual	1,000.00	1,057.20	6.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.95	6.31

* Expenses are equal to Class A and Class B annualized net expense ratios of 0.99% and 1.24%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*        Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2006

2005 Annual Report

December 31, 2005

Portfolio of Investments

Emerging Markets Debt Portfolio

	Face
	Amount	Value
	(000)	(000)
Debt Instruments (95.0%)
Argentina (2.9%)
Sovereign (2.9%)
Republic of Argentina
5.83%, 12/31/33	$5,470	$2,125
8.28%, 12/31/33	(d)107	89
Republic of Argentina (Linked Variable Rate)
86.70%, 4/10/49	(b)1,120	454
		2,668
Brazil (15.4%)
Corporate (2.1%)
Banco ABN AMRO Real S.A.,
Zero Coupon, 7/21/06	(e)740	803
15.86%, 12/13/07	2,700	1,162
		1,965
Sovereign (13.3%)
Federative Republic of Brazil
5.188%, 4/15/24	(h)1,680	1,640
6.00%, 4/15/24	(h)400	388
8.00%, 1/15/18	2,132	2,306
8.875%, 10/14/19 - 4/15/24	3,485	3,911
10.50%, 7/14/14	620	761
14.50%, 10/15/09	2,570	3,303
		12,309
		14,274
Bulgaria (1.4%)
Sovereign (1.4%)
Republic of Bulgaria
8.25%, 1/15/15	(e)1,043	1,262
Chile (1.3%)
Corporate (1.3%)
Empresa Nacional de Petroleo
6.75%, 11/15/12	(e)1,150	1,240
Colombia (2.1%)
Sovereign (2.1%)
Republic of Colombia
8.125%, 5/21/24	480	521
8.25%, 12/22/14	220	245
9.75%, 4/9/11	279	315
10.375%, 1/28/33	100	132
11.75%, 2/25/20	535	743
		1,956
Indonesia (4.6%)
Corporate (4.6%)
Pindo Deli Finance Mauritius
Tranche A, 5.23%, 4/28/15	(e)(h)393	328
Tranche B, 5.248%, 4/28/18	(h)1,101	644
Tranche C, Zero Coupon, 4/28/25	(e)(h)2,227	568
Tjiwi Kimia Finance Mauritius Ltd.
Tranche A, 5.248%, 4/28/15	(e)(h)2,217	1,930
Tranche B, 5.23%, 4/28/18	$ (e)(h)808	$550
Tranche C, Zero Coupon, 4/28/27	(e)(h)998	274
		4,294
Ivory Coast (0.1%)
Sovereign (0.1%)
Ivory Coast
2.50%, 3/29/18	(b)580	128
Malaysia (2.4%)
Sovereign (2.4%)
Government of Malaysia
7.50%, 7/15/11	90	101
8.75%, 6/1/09	1,930	2,158
		2,259
Mexico (18.1%)
Corporate (7.3%)
Pemex Project Funding Master Trust
5.791%, 6/15/10	(h)150	155
5.791%, 6/15/10	(e)(h)1,080	1,121
9.125%, 10/13/10	1,260	1,453
9.125%, 12/1/23	(e)460	568
9.75%, 9/15/27	290	389
10.00%, 9/15/27	320	429
10.00%, 9/15/27	(e)1,600	2,140
Satelites Mexicanos S.A. de C.V.
10.125%, expired maturity	(b)977	469
		6,724
Sovereign (10.8%)
United Mexican States
6.375%, 1/16/13	780	831
8.125%, 12/30/19	1,423	1,750
8.375%, 1/14/11	4,040	4,616
10.375%, 2/17/09	940	1,084
United Mexican States MTN
8.30%, 8/15/31	1,380	1,777
		10,058
		16,782
Nigeria (1.1%)
Sovereign (1.1%)
Central Bank of Nigeria
6.25%, 11/15/20	(n)1,000	1,010
Panama (2.1%)
Sovereign (2.1%)
Republic of Panama
7.125%, 1/29/26	750	763
9.375%, 4/1/29	740	934
9.625%, 2/8/11	249	292
		1,989
Peru (3.2%)
Sovereign (3.2%)
Republic of Peru

89	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

Emerging Markets Debt Portfolio

	Face
	Amount	Value
	(000)	(000)
Peru (cont’d)
Sovereign (cont’d)
7.84%, 8/12/20	$3,260	$916
8.375%, 5/3/16	510	562
8.75%, 11/21/33	520	587
9.875%, 2/6/15	730	880

		2,945
Philippines (9.4%)
Sovereign (9.4%)
Republic of Philippines
8.875%, 3/17/15	3,470	3,856
9.50%, 2/2/30	4,085	4,810
10.625%, 3/16/25	70	89
		8,755
Qatar (0.6%)
Sovereign (0.6%)
State of Qatar (Registered)
9.75%, 6/15/30	350	535
Russia (18.1%)
Corporate (1.4%)
Gaz Capital for Gazprom
8.625%, 4/28/34	1,040	1,321
Sovereign (16.7%)
Aries Vermoegensverwaltungs GmbH
(Registered)
9.60%, 10/25/14	1,500	1,943
Russian Federation (Registered)
5.00%, 3/31/30	(e)(n)3,818	4,315
8.25%, 3/31/10	1,680	1,787
11.00%, 7/24/18	2,266	3,345
12.75%, 6/24/28	2,250	4,134
		15,524
		16,845
Tunisia (0.2%)
Sovereign (0.2%)
Banque Centrale de Tunisie
7.375%, 4/25/12	210	235
Turkey (5.9%)
Sovereign (5.9%)
Citigroup Global Markets Holdings, Inc.
(Turkish Lira Index Linked)
Zero Coupon, 2/23/06 - 1/25/07	1,227	1,796
Republic of Turkey
11.00%, 1/14/13	1,960	2,497
11.50%, 1/23/12	950	1,210
		5,503
Venezuela (6.0%)
Sovereign (6.0%)
Republic of Venezuela
8.50%, 10/8/14	590	650
9.375%, 1/13/34	$2,292	$2,722
10.75%, 9/19/13	1,790	2,206
		5,578
Total Debt Instruments (Cost $84,689)		88,258
	No.of
	Warrants
Warrants (0.5%)
Argentina (0.3%)
Republic of Argentina
expiring 12/15/35	16,231,454	263
expiring 12/15/35	(d)317,929	17
		280
Mexico (0.1%)
United Mexican States, expiring 9/1/06	(a)900	54
Nigeria (0.0%)
Central Bank of Nigeria, expiring 11/15/20	750	42
Venezuela (0.1%)
Republic of Venezuela Oil-Linked Payment
Obligation, expiring 4/15/20	2,700	78
Total Warrants (Cost $279)		454
	Face
	Amount (000)

Short-Term Investment (3.8%)
Repurchase Agreement (3.8%)
J.P. Morgan Securities, Inc., 4.05%,
dated 12/30/05, due 1/3/06,
repurchase price $3,531
(Cost $3,529)	$ (f)3,529	3,529
Total Investments (99.3%) (Cost $88,497)		92,241
Other Assets in Excess of Liabilities (0.7%)		649
Net Assets (100%)		$92,890

(b)           Issuer is in default.

(d)           Security was valued at fair value — At December 31, 2005, the Portfolio held $106,000 of fair valued securities, representing 0.11% of net assets.

(e)           144A security — certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(f)            Represents the Portfolio’s undivided interest in a joint repurchase agreement which has a total value of $1,000,707,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Farm Credit Bank: 2.00% to 7.35%, due 1/11/06 to 10/25/33; Federal Home Loan Mortgage Corp.: 1.88% to 7.22%, due 2/9/06 to 7/15/32; Federal National Mortgage Association: 2.50% to 7.25%, due 2/15/06 to 11/15/30, which had a total value of $1,020,741,791. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Portfolio from the SEC.

(h)           Variable/Floating Rate Security — interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2005.

The accompanying notes are an integral part of the financial statements.	90

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

Emerging Markets Debt Portfolio

(n)                                 Step Bond — coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2005. Maturity date disclosed is the ultimate maturity date.

MTN                   Medium-Term Note

Futures Contracts:
The Portfolio had the following futures contract(s) open at period end:	~

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Short:
U.S. 2 Year
Treasury Note	86	$17,646	Mar-06	$(11)

91	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Investment Overview

Money Market Portfolio

The Money Market Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity. Investments in shares of the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in thePortfolio.

Performance

The seven day yield and seven day effective yield (which assumes an annualization of the current yield with all reinvested) for the Portfolio as of December 31, 2005, were 3.94% and 4.01%, respectively. The yield quotation more closely reflects the current earnings of the Portfolio than the total return. As with all money market portfolios, the seven day yields are not necessarily indicative of future performance.

Factors Affecting Performance

•     During the year ended December 31, 2005, many economic trends strengthened, despite rising oil prices, inflationary concerns, and ongoing increases to the federal funds target rate. The average ISM Manufacturing Index during the six months ended December 31, 2005 was five percent higher than the ISM Manufacturing Index during the six months ended June 30, 2005. (The ISM Manufacturing Index measures factory activity.) Job growth, as measured by the change in non-farm payrolls, was healthy most of the year. Although this Index decelerated slightly during September and October possibly due to the effects of Hurricane Katrina, non-farm payroll data showed strong recuperative signs in the final two months of the year. Likewise, the index of leading economic indicators contracted in September but rebounded significantly in the following two months.

•     U.S. economic growth slowed somewhat in the quarter ended June 30, 2005 compared with the prior quarter, but strengthened meaningfully in the quarter ended September 2005. Gross domestic product (“GDP”)  grew by 3.8% in the first quarter of 2005, 3.3% in the second quarter of 2005, and then expanded by 4.1% in the third quarter of 2005.

•     In response to the strengthening economy, the Federal Open Market Committee (the “Fed”) raised the federal funds target rate eight times during the reporting period, in increments of 25 basis points. These increases brought the target rate to 4.25% at the end of the year.  In its December statement, the Fed indicated that although it no longer viewed monetary policy as accommodative, future measured increases to its target rate may be required. The Fed also expressed concern that rising energy prices and other increased costs could amplify inflationary pressures.

Management Strategy

•     As of December 31, 2005, the Portfolio had net assets of $416 million. The average maturity of the Portfolio was 12 days.

•     In the face of steadily rising interest rates, we maintained a strategy of keeping the average maturity of the Portfolio short. This enabled us to better capitalize on interest rate increases.

•     The Portfolio seeks high liquidity and preservation of capital while generating a yield reflecting prevailing money market conditions. To do this, the management continued its long standing policy of purchasing only high quality, very liquid, money market securities.  Reflecting a conservative approach, the Portfolio did not include derivative securities during the reporting period.

Expense Examples

As a shareholder of the Portfolio, you may incur ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing other mutual funds.

The examples are based on an investment of $1,000 invested the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

Money Market Portfolio

account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%  hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs ofowning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1, 2005 — December 31, 2005
Class A
Actual	$1,000.00	$1,017.10	$2.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.14	2.09

* Expenses are equal to Class A annualized net expense ratios of 0.41%,multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*      Industries and/or security types which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

January 2006

2005 Annual Report

December 31, 2005

Portfolio of Investments

Money Market Portfolio

	Face
	Amount	Value
	(000)	(000)
Certificates of Deposit (9.1%)
Banking (4.3%)
Wells Fargo Bank NA, 4.30%, 1/26/06	$18,000	$18,000
Major Banks (4.8%)
World Savings Bank FSB, 4.04%, 1/3/06	20,000	20,000
Total Certificates of Deposit (Cost $38,000)		38,000
Commercial Paper (82.8%)
Asset Backed — Automotive (3.8%)
DaimlerChrysler Revolving Auto Conduit LLC,
4.34%, 1/26/06	16,000	15,952
Asset Backed — Consumer (15.0%)
Bryant Park Funding LLC, 4.15%, 1/6/06	(e)18,000	17,990
Gemini Securitization Corp., LLC
4.33%, 1/24/06	(e)18,000	17,950
Regency Markets No. 1 LLC
4.31%, 1/10/06	(e)8,000	7,991
4.32%, 1/17/06	(e)10,000	9,981
Thames Asset Global Securitization, Inc.,
4.31%, 1/11/06	(e)8,555	8,545
		62,457
Asset Backed — Corporate (3.9%)
Ciesco LLC, 4.15%, 1/9/06	(e)16,000	15,985
Asset Backed — Diversified (12.5%)
CRC Funding LLC
4.14%, 1/10/06	(e)10,000	9,990
4.20%, 1/9/06	(e)8,000	7,993
Jupiter Securization Corp., 4.32%, 1/19/06	16,000	15,965
Yorktown Capital LLC, 4.33%, 1/24/06	18,000	17,950
		51,898
Asset Backed — Mortgage (8.1%)
Mortgage Interest Networking Trust,
4.30%, 1/10/06	(e)15,000	14,984
Sydney Capital Corp.
4.35%, 1/23/06	(e)12,000	11,968
4.44%, 3/1/06	(e)6,690	6,642
		33,594
Asset Backed — Securities (18.2%)
Amstel Funding Corp., 4.47%, 1/6/06	(e)20,000	19,988
Cancara Asset Securitisation LLC
4.16%, 1/4/06	(e)10,000	9,997
4.29%, 1/5/06	(e)8,000	7,996
Galleon Capital LLC, 4.27%, 1/11/06	(e)9,000	8,989
Golden Fish LLC
4.26%, 1/13/06	(e)9,000	8,987
4.27%, 1/17/06	(e)10,000	9,981
Grampian Funding LLC, 4.31%, 1/18/06	(e)10,000	9,980
		75,918
Finance — Corporate (1.7%)
CIT Group, Inc., 4.15%, 1/5/06	7,000	6,997
Insurance (3.6%)
Irish Life & Permanent plc, 4.23%, 1/12/06	(e)15,000	14,980
International Banks (11.7%)
DNB NOR Bank ASA
4.21%, 1/13/06	$5,700	$5,692
4.43%, 2/22/06	6,900	6,856
Nordea North America, Inc.
4.22%, 1/19/06	10,200	10,179
4.24%, 1/20/06	10,100	10,077
Spintab AB, 4.17%, 1/5/06	16,000	15,993
		48,797
Investment Bankers/Brokers/Services (4.3%)
Goldman Sachs Group, Inc., 4.32%, 1/4/06	18,000	17,993
Total Commercial Paper (Cost $344,571)		344,571
Repurchase Agreement (8.3%)
Bear Stearns & Co., 4.27%,
dated 12/30/05, due 1/3/06,
repurchase price $34,616; fully
collateralized by U.S. government agency
securities at the date of this Portfolio of
Investments as follows: Federal Home Loan
Mortgage Corp., Adjustable Rate Mortgages:
5.03% to 5.42%, due 2/1/30 to 6/1/35 and
Federal National Mortgage Association,
Adjustable Rate Mortgages: 3.82% to
4.76%, due 4/1/33 to 10/1/35, valued at
$35,292.
(Cost $34,600)	34,600	34,600
Total Investments (100.2%) (Cost $417,171)		417,171
Liabilities in Excess of Other Assets (-0.2%)		(951)
Net Assets (100%)		$416,220

(e)           144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

The accompanying notes are an integral part of the financial statements.	94

2005 Annual Report

December 31, 2005

Investment Overview

Municipal Money Market Portfolio

The Municipal Money Market Portfolio seeks to maximize current tax-exempt income and preserve capital. Investments in shares of the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve its net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The seven-day yield and seven-day effective yield (assuming an annualized current yield with all dividends reinvested) for the Portfolio as of December 31, 2005, were 3.02% and 3.07%, respectively. The seven-day taxable-equivalent yield and the seven-day taxable-equivalent effective yield for the Portfolio asof December 31, 2005 (assuming the maximum Federal income tax rate of 35%) were 4.65% and 4.72%, respectively.  The seven-day yields are not necessarily indicative of future performance.

Factors Affecting Performance

•     During the annual period ended December 31, 2005, the economy continued to grow at a good pace, despite soaring oil prices and the Gulf Coast hurricanes. Gains in employment were respectable, and consumer confidence and spending remained largely intact.  Against this backdrop, the Federal Open Market Committee (the “Fed”) continued to raise the federal funds target rate. Through a series of eight increases of 25 basis points each, the Fed brought the target rate to 4.25% at the end of the period.

•     Yields in the tax-free money markets fluctuated during the period, with shorter-term variable rate demand obligations (“VRDOs”) demonstrating greater volatility than one-year notes. For the overall period, however, yields across the municipal money market sector ended sharply higher.

•     The Bond Buyer One Year Note Index, a benchmark indicator for the longest maturities in the tax-free money market sector, increased by 117 basis points, from 2.08% at the start of the reporting period to 3.25% at the close. The average yield for weekly VRDOs rose from 1.99% in June to 3.51% over the course of the year.

Management Strategies

•     Throughout the period, we managed the Portfolio according to our long-standing conservative discipline.  Based on our view that short-term rates would continue rise, we invested primarily in VRDOs. These securities offer daily or weekly reset features, which allowed the fund to quickly benefit from rising short-term rates.

•     To help offset the potential volatility associated with without committing to the uncertainty of longer-dated municipal notes, we invested in fixed-rate tax-exempt commercial paper in the one- to three-month range. This strategy afforded us with the to invest in higher-yielding securities as they came to market.

•     We used our research-intensive approach to seek out investments that would add value while meeting our conservative, risk-conscious criteria. These included financings for rural schools with attractive debt characteristics and the issues of certain smaller municipalities.

•     We were able to increase the Portfolio’s yield by taking advantage of seasonal imbalances in supply and demand.  Generally, we favored notes with maturities in the one to three-month range, while paring exposure to notes in the one-year range.

Expense Examples

As a shareholder of the Portfolio, you may incur ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2005 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed

2005 Annual Report

December 31, 2005

Investment Overview (cont’d)

Municipal Money Market Portfolio

rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%  hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1, 2005 — December 31, 2005
Class A
Actual	$1,000.00	$1,011.40	$2.03
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.19	2.04

* Expenses are equal to Class A annualized net expense ratios of 0.40%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by security type, as a percentage of total investments.

January 2006

2005 Annual Report

December 31, 2005

Portfolio of Investments

Municipal Money Market Portfolio

	Face Amount (000)	Value (000)
Tax-Exempt Instruments (99.9%)
Fixed Rate Instruments (12.3%)
Commercial Paper (12.3%)
Austin, Texas, Combined Utility Systems, Ser. A,
3.10%, 1/24/06	$5,000	$5,000
Honolulu City & County, Hawaii, Ser. H,
2.85%, 2/16/06	2,700	2,700
Houston, Texas, Water & Sewer 2004, Ser. A,
2.77%, 1/12/06	5,000	5,000
Illinois Educational Facilities Authority, Pooled,
Ser. 1995, 3.08%, 1/25/06	5,800	5,800
Jacksonville Health Facilities Authority, Florida, Baptist
Medical Center, Ser. 2004, 3.12%, 1/20/06	4,000	4,000
Metropolitan Atlanta Rapid Transit Authority, Georgia,
Sales Tax, Ser. 2004 A, 3.12%, 1/26/06	7,500	7,500
North Carolina Capital Facilities Finance Agency,
Duke University, Ser. A2, 3.10%, 1/24/06	1,606	1,606
Texas Public Finance Authority, Ser. 2003,
2.82%, 1/19/06	4,500	4,500
Texas Tech University System, Texas, Ser. A,
3.10%, 1/30/06	2,868	2,868
		38,974
Variable/Floating Rate Instruments (87.6%)
Daily Variable Rate Bonds (10.4%)
Breckinridge County, Kentucky, Kentucky Association
of Counties Leasing Trust 2002, Ser. A,
3.70%, 2/1/32	4,200	4,200
Charlotte-Mecklenburg Hospital Authority, North
Carolina, Carolinas Health Care System,
Ser. 2005 D, 3.73%, 1/15/26	2,300	2,300
Clarksville Public Building Authority, Tennessee,
Pooled Financing, Ser. 2003, 3.75%, 1/1/33	590	590
Harris County Health Facilities Development Corp.,
Texas, Methodist Hospital System, Ser. 2005 B,
3.70%, 12/1/32	8,100	8,100
Harris County Health Facilities Development Corp.,
Texas, Texas Medical Center, Ser. B (FSA),
3.70%, 5/15/29	4,740	4,740
Harris County Health Facilities Development Corp.,
Texas, Young Men’s Christian Association of the
Greater Houston Area, Ser. 1999,
3.70%, 7/1/34	3,200	3,200
Harris County Health Facilities Development Corp.,
Texas, Young Men’s Christian Association of the
Greater Houston Area, Ser. 2002,
3.70%, 7/1/37	1,800	1,800
Jacksonville Health Facilities Authority, Florida, Baptist
Medical Center, Ser. 2003 A, 3.25%, 8/15/33	1,400	1,400
Missouri Development Finance Board, Nelson
Gallery Foundation, Ser. 2001 B (MBIA),
3.70%, 12/1/31	400	400
Murray City, Utah, IHC Health Services Inc., Ser. 2005 A,
3.70%, 5/15/37	5,000	5,000
The University of North Carolina at Chapel Hill,
Ser. 2001 B, 3.70%, 2/15/31	700	700
University of Missouri, Ser. 2001 A, 3.70%, 11/1/31	400	400
		32,830
Weekly Variable Rate Bonds (77.2%)
American Public Energy Agency, Nebraska, National
Public Gas Agency 2003, Ser. A, 3.60%, 2/1/14	$4,798	$4,798
Bexar County Housing Finance Corp., Texas, Multi-
Family P-FLOATs PT-2082, 3.55%, 1/20/10	1,000	1,000
Bi-State Development Agency of the Missouri-Illinois
Metropolitan District, Metrolink Cross County
Extension, Ser. 2002 A (FSA), 3.40%, 10/1/32	1,300	1,300
Broward County Health Facilities Authority, Florida,
Henderson Mental Health Center, Ser. 2004,
3.60%, 7/1/29	5,100	5,100
Centerra Metropolitan District No 1, Colorado, Ser.
2004, 3.54%, 12/1/29	4,100	4,100
Central Washington University, Washington,
System, Ser. 2002 ROCs II-R Ser. 2121 (FGIC),
3.56%, 5/1/21	4,180	4,180
Charlotte, North Carolina, Convention Facility, Ser.
2003 B COPs, 3.60%, 12/1/21	5,150	5,150
Chicago Board of Education, Illinois, Ser. 2004 D
(FSA), 3.54%, 3/1/23	7,030	7,030
Coastal Bend Health Facilities Development Corp.,
Texas, Christus Health, Ser. 2005, Subser. B-3
(AMBAC), 3.49%, 7/1/41	5,000	5,000
Colorado Health Facilities Authority, NCMC, Inc.,
Ser. 2005 (FSA), 3.48%, 5/15/24	4,345	4,345
Dauphin County General Authority, Pennsylvania,
Pinnacle Health System, Ser. 2005 (FSA),
3.48%, 8/15/27	10,000	10,000
DeKalb County Housing Authority, Georgia, Multi-
Family Housing Post Brook, Ser. 1995, 3.52%,
6/1/25	4,300	4,300
Denver Urban Renewal Authority, Colorado,
Stapleton Senior Tax Increment, Ser. 2004 A-1
P-FLOATs PT-999, 3.60%, 12/1/24	3,000	3,000
Duval County Housing Finance Authority, Florida,
Sunbeam Road Apartments, Ser. 1997,
3.52%, 7/1/25	4,100	4,100
Dyer, Indiana, Regency Place of Dyer, Ser. 1992 A
TOBs (FHA), 3.69%, 8/1/12	2,520	2,520
Florida Department of Transportation, Turnpike,
Ser. 2004 A ROCs II-R Ser. 314, 3.55%, 7/1/30	7,145	7,145
Fulton County Development Authority, Georgia,
Morehouse College, Ser. 1997, 3.52%, 8/1/17	2,865	2,865
Garland Health Facilities Development Corp., Texas,
Chambrel Club Hill, Ser. 2002, 3.54%, 11/15/32	4,900	4,900
Hamilton County, Ohio, Twin Towers and Twin
Lakes, Ser. 2003 A, 3.59%, 7/1/23	3,500	3,500
Hawaii Department of Budget and Finance, Queens
Health System, 1998, Ser. A, 3.56%, 7/1/26	6,300	6,300
Houston, Texas, Combined Utility System, MERLOTs,
2004, Ser. C13 (MBIA), 3.54%, 5/15/25	2,985	2,985
Houston, Texas, Combined Utility System, MERLOTs,
2004, Ser. C17 (MBIA), 3.54%, 5/15/26	3,000	3,000
Illinois Development Finance Authority, Jewish
Federation of Metropolitan Chicago, Ser. 1999
(AMBAC), 3.58%, 9/1/24	2,760	2,760
Illinois Housing Development Authority, Village
Center Development, Ser. 2004, 3.56%, 3/1/20	8,000	8,000

97	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

Municipal Money Market Portfolio

	Face
	Amount	Value
	(000)	(000)
Variable/Floating Rate Instruments (cont’d)
Weekly Variable Rate Bonds (cont’d)
Indiana Health Facility Financing Authority,
Community Health Network, Ser. 2005 C,
3.56%, 5/1/35	$3,000	$3,000
Indiana Transportation Finance Authority, Highway,
Ser. 2004 C Ser. CDC 2004-5 (FGIC),
3.55%, 12/1/18	2,735	2,735
Indiana Transportation Finance Authority, Highway,
Ser. 2004 C, MERLOTs, Ser. B-21 (FGIC),
3.54%, 12/1/22	2,095	2,095
Jackson County Hospital Finance Authority,
Michigan, W. A. Foote Memorial Hospital, Ser.
2005 A, 3.53%, 6/1/32	2,600	2,600
Jackson Health Educational & Housing Facility
Board, Tennessee, Union University, Ser. 2005,
3.55%, 7/1/19	5,800	5,800
Lancaster County Hospital Authority, Pennsylvania,
Willow Valley Retirement Communities, Ser.
2002 B (Radian), 3.53%, 12/1/07	4,000	4,000
Massachusetts Development Finance Agency, The
Institute of Contemporary Art, Ser. 2004 A,
3.52%, 7/1/34	7,000	7,000
Metropolitan Government of Nashville & Davidson
County Health & Educational Facilities Board,
Tennessee, Vanderbilt University, Ser. 2005 A-2,
3.44%, 10/1/44	8,100	8,100
Minneapolis, Minnesota, Fairview Health Services,
Ser. 2005 A (AMBAC), 3.48%, 11/15/32	4,000	4,000
Minneapolis, Minnesota, Guthrie Theater on the
River, Ser. 2003 A, 3.51%, 10/1/23	6,700	6,700
Mississippi Development Bank, MGAM Natural Gas
Supply, Ser. 2005, 3.60%, 7/1/15	8,000	8,000
Mississippi Hospital Equipment & Facilities
Authority, Baptist Memorial Health Care, Ser.
2004B1 P-FLOATs PA-1276, 3.56%, 9/1/24	6,025	6,025
Municipal Securities Pooled Trust Receipts, Various
States, Ser. 2004 SG P-18, 3.66%, 1/1/35	2,374	2,374
New York City, New York, Fiscal 2006, Subser. E-4,
3.51%, 8/1/34	6,500	6,500
North Carolina Medical Care Commission, Mission-
St. Joseph’s Health System, Ser. 2003,
3.60%, 10/1/18	6,425	6,425
Oak Park Heights, Minnesota, Multi-Family Boutwells
Landing, Ser. 2005, 3.55%, 11/1/35	4,500	4,500
Orange County Industrial Development Authority,
Florida, Independent Blood & Tissue Services of
Florida, Inc., Ser. 2002, 3.55%, 10/1/27	3,290	3,290
Philadelphia Hospitals & Higher Education Facilities
Authority, Pennsylvania, Temple University Health
System, 2005, Ser. C, 3.40%, 7/1/28	5,500	5,500
Port St. Lucie, Florida, Utility System, Ser. 2005
(MBIA), 3.51%, 6/1/30	2,200	2,200
Raleigh, North Carolina, Downtown Improvement,
Ser. 2005 B COPs, 3.49%, 2/1/34	7,000	7,000
Rancho Water District Financing Authority,
California, Ser. 2001 B (FGIC), 3.31%, 8/1/31	4,400	4,400
Saline Area Schools, Michigan, Ser. 2002 B,
3.39%, 5/1/30	2,500	2,500
Sayre Health Care Facilities Authority, Pennsylvania,
VHA of Pennsylvania, Inc., Capital Asset
Financing, Ser. 1985 B (AMBAC),
3.56%, 12/1/20	$1,400	$1,400
University of New Mexico Regents, Ser. 2002 B,
3.58%, 6/1/26	5,000	5,000
University of Texas, Permanent University Fund,
PUTTERs, Ser. 411, 3.55%, 1/1/12	2,830	2,830
Virginia Public Building Authority, Ser. B ROCs II-R
Ser. 6027, 3.56%, 8/1/14	1,985	1,985
Will County, Illinois, University of State Francis,
Ser. 2005, 3.58%, 12/1/25	3,500	3,500
Williamsburg, Kentucky, Cumberland College,
Ser. 2002, 3.56%, 9/1/32	9,190	9,190
York County School District No 4, South Carolina,
Fort Mill, TOCs, Ser. 2004 F, 3.55%, 3/9/12	5,870	5,870
Yorkville United City Special Service Area 2004-
106, Illinois, Special Tax, Ser. 2004,
3.50%, 3/1/34	3,000	3,000
		244,897
		277,727
Total Tax-Exempt Instruments (Cost $316,701)		316,701
Total Investments (99.9% (Cost $316,701)		316,701
Other Assets in Excess of Liabilities (0.1%)		442
Net Assets (100%)		$317,143

AMBAC	Ambac Assurance Corp.
COPs	Certificates of Participation
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FSA	Financial Security Assurance Inc.
MBIA	MBIA Insurance Corp.
MERLOTs	Municipal Exempt Receipts Liquidity Optional Tenders
P-FLOATs	Puttable Floating Option Tax-Exempt Receipts
PUTTERs	Puttable Tax-Exempt Receipts
Radian	Radian Group, Inc.
ROCs	Reset Option Certificates
TOBs	Tender Option Bonds

The accompanying notes are an integral part of the financial statements.	98

2005 Annual Report

December 31, 2005

Portfolio of Investments (cont’d)

Municipal Money Market Portfolio

SUMMARY OF TAX-EXEMPT INSTRUMENTS BY STATE (UNAUDITED)
		Percent
	Value	of Net
STATE	(000)	Assets
Texas	$54,923	17.3%
Illinois	31,390	9.9
Florida	25,035	7.9
North Carolina	23,181	7.3
Pennsylvania	20,900	6.6
Georgia	16,865	5.3
Minnesota	15,200	4.8
Tennessee	14,490	4.6
Mississippi	14,025	4.4
Kentucky	13,390	4.2
Colorado	11,445	3.6
Indiana	10,350	3.3
Hawaii	9,000	2.8
Massachusetts	7,000	2.2
New York	6,500	2.1
South Carolina	5,870	1.9
Michigan	5,100	1.6
New Mexico	5,000	1.6
Utah	5,000	1.6
Nebraska	4,798	1.5
California	4,400	1.4
Washington	4,180	1.3
Ohio	3,500	1.1
Delaware	2,374	0.7
Virginia	1,985	0.6
Missouri	800	0.3
	$316,701	99.9%

99	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Statements of Assets and Liabilities

	Active International	Emerging	Global	Global Value
	Allocation	Markets	Franchise	Equity
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$725,260	$1,458,198	$68,949	$97,466
Investment in Security of Affiliated Issuer, at Cost:	—	3,415	—	—
Foreign Currency, at Cost:	247	4,821	55	132
Investments in Securities of Unaffiliated Issuers, at Value:(1)	852,060	1,955,965	88,995	113,612
Investment in Security of Affiliated Issuer, at Value:	—	12,729	—	—
Foreign Currency, at Value:	241	4,820	56	132
Cash	@—	—	1	7
Due from Broker	9,493	—	—	—
Receivable for Portfolio Shares Sold	792	4,852	—	—
Receivable for Investments Sold	—	4,893	—	—
Unrealized Appreciation on Foreign Currency Exchange Contracts	1,479	5	374	@—
Foreign Withholding Tax Reclaim Receivable	35	420	57	15
Dividends Receivable	638	3,986	150	158
Interest Receivable	14	123	@—	1
Other Assets	15	37	2	3
Total Assets	864,767	1,987,830	89,635	113,928
Liabilities:
Collateral on Securities Loaned, at Value:	65,097	98,534	—	5,083
Unrealized Depreciation on Foreign Currency Exchange Contracts	3,658	2,396	—	@—
Payable for Investments Purchased	—	3,932	—	623
Payable for Portfolio Shares Redeemed	233	23,266	4	49
Investment Advisory Fees Payable	1,063	5,126	175	179
Bank Overdraft Payable	—	67	—	—
Payable for Administration Fees	53	124	6	7
Payable for Custodian Fees	40	248	7	7
Directors’ Fees and Expenses Payable	16	65	@—	8
Distribution Fees — Class B	@—	24	1	5
Deferred Capital Gain Country Tax	—	785	—	—
Other Liabilities	63	110	23	29
Total Liabilities	70,223	134,677	216	5,990
Net Assets	$794,544	$1,853,153	$89,419	$107,938
Net Assets Consist Of:
Paid-in Capital	$732,282	$1,343,145	$68,856	$92,860
Undistributed (Distributions in Excess of) Net Investment Income	(1,432)	(11,174)	62	(9)
Accumulated Net Realized Gain (Loss)	(62,204)	17,251	81	(1,056)
Unrealized Appreciation (Depreciation) on:
Investments	126,800	506,308*	20,046	16,146
Foreign Currency Exchange Contracts and Translations	(2,199)	(2,377)	374	(3)
Futures Contracts	1,297	—	—	—
Net Assets	$794,544	$1,853,153	$89,419	$107,938
CLASS A:
Net Assets	$792,329	$1,749,671	$85,018	$86,000
Shares Outstanding $0.001 par value shares of beneficial interest
(500,000,000 shares authorized) (not in 000’s)	63,719,002	68,999,265	5,419,569	4,817,103
Net Asset Value, Offering and Redemption Price Per Share	$12.43	$25.36	$15.69	$17.85
CLASS B:
Net Assets	$2,215	$103,482	$4,401	$21,938
Shares Outstanding $0.001 par value shares of beneficial interest
(500,000,000 shares authorized) (not in 000’s)	175,287	4,127,085	282,894	1,240,275
Net Asset Value, Offering and Redemption Price Per Share	$12.64	$25.07	$15.56	$17.69
(1) Including:
Repurchase Agreements, at Value:	$60,156	$41,637	$1,535	$3,425
Securities on Loan, at Value:	61,520	94,556	—	4,875

@    Amount is less than $500.

*      Net of $773 Deferred Capital Gain Country Tax.

The accompanying notes are an integral part of the financial statements.	100

2005 Annual Report

December 31, 2005

Statements of Assets and Liabilities

	International	International	International	International	International
	Equity	Growth Equity	Magnum	Real Estate	Small Cap
	Portfolio	Portfolio^	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$6,968,039	$4,924	$98,395	$236,990	$1,108,922
Foreign Currency, at Cost:	54,972	1,175	407	5,765	—
Investments in Securities of Unaffiliated Issuers, at Value:(1)	8,292,770	4,891	116,332	255,706	1,396,745
Foreign Currency, at Value:	54,919	1,175	201	5,765	—
Cash	—	3,277	1	1	1
Due from Adviser	—	16	—	—	—
Due from Broker	—	—	1,081	—	—
Receivable for Portfolio Shares Sold	23,812	—	67	657	670
Receivable for Investments Sold	113,309	94	87	2,091	1,671
Unrealized Appreciation on Foreign Currency Exchange Contracts	1,647	—	355	11	@—
Foreign WithholdingTax Reclaim Receivable	313	—	14	59	427
Dividends Receivable	7,254	—	75	512	1,017
Interest Receivable	—	—	3	1	13
Other Assets	217	—	2	2	36
Total Assets	8,494,241	9,453	118,218	264,805	1,400,580
Liabilities:
Collateral on Securities Loaned, at Value	540,416	—	7,396	—	—
Unrealized Depreciation on Foreign Currency Exchange Contracts	810	—	586	2	4
Payable for Investments Purchased	72	4,473	—	5,250	1,742
Bank Overdraft Payable	3,356	—	—	—	—
Foreign Currency Overdraft Payable	—	—	—	—	548
Payable for Portfolio Shares Redeemed	20,937	—	15	13	5,622
Investment Advisory Fees Payable	16,045	—	161	289	3,286
Payable for Administration Fees	540	@—	8	15	95
Payable for Custodian Fees	348	1	13	21	88
Directors’ Fees and Expenses Payable	188	@—	9	1	17
Distribution Fees — Class B	255	@—	1	2	—
Other Liabilities	417	16	26	27	100
Total Liabilities	583,384	4,490	8,215	5,620	11,502
Net Assets	$7,910,857	$4,963	$110,003	$259,185	$1,389,078
Net Assets Consist Of:
Paid-in Capital	$6,440,705	$5,000	$96,985	$237,739	$1,053,908
Undistributed (Distributions in Excess of) Net Investment Income	(2,762)	@—	(25)	(490)	(6,847)
Accumulated Net Realized Gain (Loss)	147,377	(1)	(4,856)	3,237	54,227
Unrealized Appreciation (Depreciation) on:
Investments	1,324,732	(33)	17,937	18,716	287,823
Foreign Currency Exchange Contracts and Translations	805	(3)	(237)	(17)	(33)
Futures Contracts	—	—	199	—	—
Net Assets	$7,910,857	$4,963	$110,003	$259,185	$1,389,078
CLASS A:
Net Assets	$6,704,732	$4,864	$106,369	$250,511	$1,389,078
Shares Outstanding $0.001 par value shares of beneficial interest
(500,000,000 shares authorized) (not in 000’s)	329,618,679	490,000	8,178,030	10,601,817	57,542,060
Net Asset Value, Offering and Redemption Price Per Share	$20.34	$9.93	$13.01	$23.63	$24.14
CLASS B:
Net Assets	$1,206,125	$99	$3,634	$8,674	$—
Shares Outstanding $0.001 par value shares of beneficial interest
(500,000,000 shares authorized) (not in 000’s)	59,735,333	10,000	280,171	366,382	—
Net Asset Value, Offering and Redemption Price Per Share	$20.19	$9.93	$12.97	$23.68	$—
(1) Including: Repurchase Agreements, at Value:	$—	$—	$12,450	$2,324	$57,784
Securities on Loan, at Value:	509,480	—	7,006	—	—

@    Amount is less than $500.

^      International Growth Equity Portfolio commenced operations on December 27, 2005.

101	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Statements of Assets and Liabilities

		Large Cap
	Focus	Relative	Small Company	U.S. Large
	Equity	Value	Growth	Cap Growth
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$54,761	$185,131	$1,488,419	$794,987
Investments in Securities of Unaffiliated Issuers, at Value:(1)	66,472	205,262	1,725,945	906,306
Cash	—	1	@—	—
Receivable for Portfolio Shares Sold	336	327	5,483	1,754
Dividends Receivable	73	234	52	1,102
Interest Receivable	1	2	21	6
Other Assets	1	4	39	18
Total Assets	66,883	205,830	1,731,540	909,186
Liabilities:
Payable for Portfolio Shares Redeemed	—	1,030	22,759	414
Investment Advisory Fees Payable	79	246	3,649	959
Bank Overdraft Payable	3	—	—	40
Payable for Administration Fees	5	14	118	63
Payable for Custodian Fees	2	5	12	6
Directors’ Fees and Expenses Payable	7	9	11	43
Distribution Fees — Class B	3	22	172	8
Other Liabilities	21	32	122	70
Total Liabilities	120	1,358	26,843	1,603
Net Assets	$66,763	$204,472	$1,704,697	$907,583
Net Assets Consist Of:
Paid-in Capital	$83,789	$181,788	$1,485,095	$871,954
Undistributed (Distributions in Excess of) Net Investment Income	(7)	(11)	—	(44)
Accumulated Net Investment Loss	—	—	(134)	—
Accumulated Net Realized Gain (Loss)	(28,730)	2,564	(17,790)	(75,646)
Unrealized Appreciation (Depreciation) on:
Investments	11,711	20,131	237,526	111,319
Net Assets	$66,763	$204,472	$1,704,697	$907,583
CLASS A:
Net Assets	$54,321	$102,973	$896,204	$871,905
Shares Outstanding $0.001 par value shares of beneficial interest
(500,000,000 shares authorized) (not in 000’s)	3,674,180	9,279,295	69,551,341	44,746,073
Net Asset Value, Offering and Redemption Price Per Share	$14.78	$11.10	$12.89	$19.49
CLASS B:
Net Assets	$12,442	$101,499	$808,493	$35,678
Shares Outstanding $0.001 par value shares of beneficial interest
(500,000,000 shares authorized) (not in 000’s)	860,845	9,151,163	65,701,306	1,857,111
Net Asset Value, Offering and Redemption Price Per Share	$14.45	$11.09	$12.31	$19.21
(1) Including:
Repurchase Agreements, at Value:	$3,399	$9,508	$93,655	$25,493

@            Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	102

2005 Annual Report

December 31, 2005

Statements of Assets and Liabilities

		Emerging		Municipal
		Markets	Money	Money
	U.S. Real Estate	Debt	Market	Market
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$890,004	$88,497	$417,171	$316,701
Foreign Currency, at Cost:	—	13	—	—
Investments in Securities of Unaffiliated Issuers, at Value:(1)	1,356,284	92,241	417,171	316,701
Foreign Currency, at Value:	—	13	—	—
Cash	356	1	51	59
Due from Broker	—	444	—	—
Receivable for Portfolio Shares Sold	2,401	79	—	—
Receivable for Investments Sold	10,971	—	—	25
Unrealized Appreciation on Foreign Currency Exchange Contracts	@—	—	—	—
Dividends Receivable	5,908	—	—	—
Interest Receivable	2	1,785	227	1,155
Other Assets	33	2	13	10
Total Assets	1,375,955	94,565	417,462	317,950
Liabilities:
Payable for Investments Purchased	4,570	1,135	—	—
Payable for Portfolio Shares Redeemed	1,314	5	—	—
Dividends Declared	—	—	722	420
Investment Advisory Fees Payable	2,491	166	317	272
Payable for Administration Fees	94	7	18	15
Payable for Custodian Fees	11	4	3	2
Directors’ Fees and Expenses Payable	19	6	97	53
Distribution Fees — Class B	33	@—	—	—
Other Liabilities	105	352	85	45
Total Liabilities	8,637	1,675	1,242	807
Net Assets	$1,367,318	$92,890	$416,220	$317,143
Net Assets Consist Of:
Paid-in Capital	$860,177	$173,367	$416,190	$317,124
Undistributed (Distributions in Excess of) Net Investment Income	202	(316)	34	21
Accumulated Net Realized Gain (Loss)	40,659	(83,894)	(4)	(2)
Unrealized Appreciation (Depreciation) on:
Investments	466,280	3,744	—	—
Foreign Currency Exchange Contracts and Translations	@—	@—	—	—
Futures Contracts	—	(11)	—	—
Net Assets	$1,367,318	$92,890	$416,220	$317,143
CLASS A:
Net Assets	$1,209,668	$92,294	$416,220	$317,143
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized for U.S. Real Estate Portfolio and Emerging Market Debt Portfolio) (4,000,000,000 shares authorized for Money Market Portfolio and Municipal Money Market Portfolio) (not in 000’s)	51,671,751	23,872,226	416,366,538	317,124,066
Net Asset Value, Offering and Redemption Price Per Share	$23.41	$3.87	$1.00	$1.00
CLASS B:
Net Assets	$157,650	$596	$—	$—
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000’s)	6,791,247	150,557	—	—
Net Asset Value, Offering and Redemption Price Per Share	$23.21	$3.95	$—	$—
(1) Including:
Repurchase Agreements, at Value:	$9,226	$3,529	$34,600	$—

@          Amount is less than $500.

103	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Statements of Operations

For the Year Ended December 31, 2005

	Active			Global
	International	Emerging	Global	Value	International
	Allocation	Markets	Franchise	Equity	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)	(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$14,383	$37,182	$2,143	$2,752	$252,298
Interest	2,479	3,235	67	165	10,488
Less: Foreign Taxes Withheld	(979)	(2,618)	(91)	(117)	(19,724)
Total Investment Income	15,883	37,799	2,119	2,800	243,062
Expenses:
Investment Advisory Fees (Note B)	3,918	17,617	633	708	65,520
Administration Fees (Note C)	482	1,172	63	85	6,552
Custodian Fees (Note E)	237	1,509	39	45	2,158
Directors’ Fees and Expenses	9	24	1	2	125
Professional Fees	64	137	35	34	400
Bank Overdraft Expense	@—	8	1	—	3
Shareholder ReportingFees	189	152	23	29	749
Distribution Fees — Class B (Note D)	6	234	11	69	2,861
Other Expenses	115	130	51	53	468
Total Expenses	5,020	20,983	857	1,025	78,836
Waiver of Investment Advisory Fees (Note B)	(192)	—	(54)	—	—
Expense Offset (Note E)	(1)	(6)	(1)	@—	(5)
Net Expenses	4,827	20,977	802	1,025	78,831
Net Investment Income (Loss)	11,056	16,822	1,317	1,775	164,231
Realized Gain (Loss):
Investments Sold	25,221	229,071*	4,098	5,052	793,252
Foreign Currency Transactions	(6,997)	283	92	(42)	(53,388)
Futures Contracts	13,146	—	—	—	—
Net Realized Gain (Loss)	31,370	229,354	4,190	5,010	739,864
Change in Unrealized Appreciation (Depreciation):
Investments	51,513	204,528**	2,249	(540)	(397,312)
Foreign Currency Exchange Contracts and Translations	(3,491)	2,214	1,217	(16)	(873)
Futures Contracts	186	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation)	48,208	206,742	3,466	(556)	(398,185)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	79,578	436,096	7,656	4,454	341,679
Net Increase (Decrease) in Net Assets Resultingfrom Operations	$90,634	$452,918	$8,973	$6,229	$505,910

@            Amount is less than $500.

*                 Net of Capital Gain Country Tax of $120.

**        Net of Decrease in Deferred Capital Gain Country Tax Accrual of $168.

The accompanying notes are an integral part of the financial statements.	104

2005 Annual Report

December 31, 2005

Statements of Operations

For the Year Ended December 31, 2005

	International		International
	Growth	International	Real	International	Focus
	Equity	Magnum	Estate	Small Cap	Equity
	Portfolio*	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)	(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$—	$2,341	$4,009	$33,025	$347
Interest	@—	317	266	1,230	40
Less: Foreign Taxes Withheld	—	(199)	(463)	(2,537)	(8)
Total Investment Income	@—	2,459	3,812	31,718	379
Expenses:
Investment Advisory Fees (Note B)	@—	783	1,061	12,992	363
Administration Fees (Note C)	@—	78	106	1,094	47
Custodian Fees (Note E)	1	80	102	556	11
Directors’ Fees and Expenses	@—	2	1	19	1
Bank Overdraft Expense	—	1	1	1	1
Professional Fees	16	49	78	72	52
Shareholder Reporting Fees	@—	54	23	202	11
Distribution Fees — Class B (Note D)	@—	8	5	—	21
Other Expenses	@—	54	105	99	46
Total Expenses	17	1,109	1,482	15,035	553
Waiver of Investment Advisory Fees (Note )	@—	(122)	(148)	—	—
Reimbursement of Investment Advisory Fees (Note B)	(17)	—	—	—	—
Expense Offset (Note E)	—	@—	(1)	(3)	@—
Net Expenses	@—	987	1,333	15,032	553
Net Investment Income (Loss)	@—	1,472	2,479	16,686	(174)
Realized Gain (Loss):
Investments Sold	@—	7,255	18,186	225,765	3,931
Foreign Currency Transactions	(1)	(476)	(41)	(577)	—
Futures Contracts	—	2,117	—	—	—
Net Realized Gain (Loss)	(1)	8,896	18,145	225,188	3,931
Change in Unrealized Appreciation (Depreciation):
Investments	(33)	743	2,953	(72,474)	5,645
Foreign Currency Exchange Contracts and Translations	(3)	(383)	(24)	(205)	—
Futures Contracts	—	69	—	—	—
Net Change in Unrealized Appreciation (Depreciation)	(36)	429	2,929	(72,679)	5,645
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(37)	9,325	21,074	152,509	9,576
Net Increase (Decrease) in Net Assets Resulting from Operations	$(37)	$10,797	$23,553	$169,195	$9,402

*               For the period from December 27, 2005 to December 31, 2005.

@            Amount is less than $500.

105	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Statements of Operations

For the Year Ended December 31, 2005

	Large Cap	Small	U.S. Large		Emerging
	Relative	Company	Cap	U.S. Real	Markets
	Value	Growth	Growth	Estate	Debt
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)	(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$3,447	$13,766	$5,033	$33,655	$—
Interest	310	1,546	399	617	5,999
Less: Foreign Taxes Withheld	@—	—	(106)	(250)	—
Total Investment Income	3,757	15,312	5,326	34,022	5,999
Expenses:
Investment Advisory Fees (Note B)	905	13,316	3,429	9,389	560
Administration Fees (Note C)	148	1,189	549	987	60
Custodian Fees (Note E)	33	83	43	68	24
Directors’ Fees and Expenses	3	19	13	17	2
Bank Overdraft Expense	1	6	20	2	7
Professional Fees	29	80	65	82	39
Shareholder Reporting Fees	70	549	197	296	11
Distribution Fees — Class B (Note D)	224	1,898	226	384	1
Other Expenses	70	196	122	144	48
Total Expenses	1,483	17,336	4,664	11,369	752
Expense Offset (Note E)	@—	(9)	@—	(2)	(1)
Net Expenses	1,483	17,327	4,664	11,367	751
Net Investment Income (Loss)	2,274	(2,015)	662	22,655	5,248
Realized Gain (Loss):
Investments Sold	14,891	177,923	50,227	182,280	2,181
Foreign Currency Translations	—	—	—	(6)	(8)
Futures Contracts	—	—	—	—	241
Net Realized Gain (Loss)	14,891	177,923	50,227	182,274	2,414
Change in Unrealized Appreciation (Depreciation):
Investments	717	15,575	34,212	(6,011)	1,261
Foreign Currency Exchange Contracts and Transactions	—	—	—	@—	(2)
Futures Contracts	—	—	—	—	(35)
Net Change in Unrealized Appreciation (Depreciation)	717	15,575	34,212	(6,011)	1,224
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	15,608	193,498	84,439	176,263	3,638
Net Increase (Decrease) in Net Assets Resulting from Operations	$17,882	$191,483	$85,101	$198,918	$8,886

@          Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	106

2005 Annual Report

December 31, 2005

Statements of Operations

For the Year Ended December 31, 2005

		Municipal
	Money	Money
	Market	Market
	Portfolio	Portfolio
	(000)	(000)
Investment Income:
Interest	$14,694	$9,749
Expenses:
Investment Advisory Fees (Note B)	1,371	1,218
Administration Fees (Note C)	228	203
Custodian Fees (Note E)	20	25
Directors’ Fees and Expenses	17	11
Bank Overdraft Expense	1	6
Professional Fees	41	35
Shareholder Reporting Fees	56	11
Other Expenses	161	116
Total Expenses	1,895	1,625
Expense Offset (Note E)	(1)	(5)
Net Expenses	1,894	1,620
Net Investment Income (Loss)	12,800	8,129
Realized Gain (Loss):
Investments Sold	—	@—
Net Increase (Decrease) in Net Assets Resulting from Operations	$12,800	$8,129

@            Amount is less than $500.

107	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Statements of Changes in Net Assets

	Active International Allocation Portfolio		Emerging Markets Portfolio
	Year Ended December 31, 2005 (000)	Year Ended December 31, 2004 (000)	Year Ended December 31, 2005 (000)	Year Ended December 31, 2004 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$11,056	$5,685	$16,822	$11,640
Net Realized Gain (Loss)	31,370	21,200	229,354	122,533
Net Change in Unrealized Appreciation (Depreciation)	48,208	51,085	206,742	107,426
Net Increase (Decrease) in Net Assets Resulting from Operations	90,634	77,970	452,918	241,599
Distributions from and/or in Excess of:
Class A:
Net Investment Income	(8,193)	(10,301)	(23,918)	(9,513)
Class B:
Net Investment Income	(22)	(42)	(1,181)	(416)
Total Distributions	(8,215)	(10,343)	(25,099)	(9,929)
Capital Share Transactions:(1)
Class A:
Subscribed	330,640	219,838	476,524	563,202
Distributions Reinvested	6,969	9,070	22,742	8,957
Redeemed	(208,263)	(68,754)	(399,299)	(564,272)
Redemption Fees	2	—	187	104
Class B:
Subscribed	948	2,286	56,394	38,135
Distributions Reinvested	22	42	1,163	413
Redeemed	(1,667)	(5,807)	(52,962)	(20,076)
Redemption Fees	@—	49	32	21
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	128,651	156,724	104,781	26,484
Total Increase (Decrease) in Net Assets	211,070	224,351	532,600	258,154
Net Assets:
Beginning of Period	583,474	359,123	1,320,553	1,062,399
End of Period	$794,544	$583,474	$1,853,153	$1,320,553
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(1,432)	$2,454	$(11,174)	$(3,455)
(1) Capital Share Transactions:
Class A:
Shares Subscribed	28,928	22,277	22,141	34,353
Shares Issued on Distributions Reinvested	600	840	902	481
Shares Redeemed	(18,827)	(7,005)	(19,439)	(35,194)
Net Increase (Decrease) in Class A Shares Outstanding	10,701	16,112	3,604	(360)
Class B:
Shares Subscribed	83	226	2,643	2,292
Shares Issued on Distributions Reinvested	2	4	47	22
Shares Redeemed	(145)	(574)	(2,333)	(1,282)
Net Increase (Decrease) in Class B Shares Outstanding	(60)	(344)	357	1,032

@          Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	108

2005 Annual Report

December 31, 2005

Statements of Changes in Net Assets

	Global Franchise		Global Value Equity
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,317	$1,235	$1,775	$1,094
Net Realized Gain (Loss)	4,190	7,045	5,010	5,938
Net Change in Unrealized Appreciation (Depreciation)	3,466	316	(556)	4,931
Net Increase (Decrease) in Net Assets Resulting from Operations	8,973	8,596	6,229	11,963
Distributions from and/or in Excess of:
Class A:
Net Investment Income	(1,562)	—	(1,434)	(832)
Net Realized Gain	(4,637)	(3,955)	(3,111)	(184)
Class B:
Net Investment Income	(72)	—	(300)	(299)
Net Realized Gain	(243)	(277)	(894)	(83)
Total Distributions	(6,514)	(4,232)	(5,739)	(1,398)
Capital Share Transactions: (1)
Class A:
Subscribed	22,698	7,145	18,729	11,471
Distributions Reinvested	6,188	3,953	4,515	1,000
Redeemed	(4,405)	(36,966)	(6,023)	(6,705)
Redemption Fees	@—	149	7	9
Class B:
Subscribed	571	1,671	3,447	5,089
Distributions Reinvested	267	277	1,193	382
Redeemed	(523)	(871)	(13,525)	(11,020)
Redemption Fees	—	4	2	6
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	24,796	(24,638)	8,345	232
Total Increase (Decrease) in Net Assets	27,255	(20,274)	8,835	10,797
Net Assets:
Beginning of Period	62,164	82,438	99,103	88,306
End of Period	$89,419	$62,164	$107,938	$99,103
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$62	$287	$(9)	$(8)
(1) Capital Share Transactions:
Class A:
Shares Subscribed	1,454	479	1,055	693
Shares Issued on Distributions Reinvested	390	260	252	56
Shares Redeemed	(274)	(2,472)	(336)	(409)
Net Increase (Decrease) in Class A Shares Outstanding	1,570	(1,733)	971	340
Class B:
Shares Subscribed	36	115	196	313
Shares Issued on Distributions Reinvested	17	18	67	22
Shares Redeemed	(33)	(59)	(757)	(688)
Net Increase (Decrease) in Class B Shares Outstanding	20	74	(494)	(353)

@          Amount is less than $500.

109	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Statements of Changes in Net Assets

	International		International	International
	Equity Portfolio		Growth Equity Portfolio	Magnum Portfolio
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	December 31, 2005	December 31, 2004	December 31, 2005^	December 31, 2005	December 31, 2004
	(000)	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$164,231	$102,520	$ @—	$1,472	$1,041
Net Realized Gain (Loss)	739,864	668,910	(1)	8,896	8,521
Net Change in Unrealized Appreciation (Depreciation)	(398,185)	578,627	(36)	429	5,455
Net Increase (Decrease) in Net Assets Resultingfrom Operations	505,910	1,350,057	(37)	10,797	15,017
Distributions from and/or in Excess of:
Class A:
Net Investment Income	(106,112)	(116,252)	—	(1,254)	(1,884)
Net Realized Gain	(503,334)	(474,947)	—	—	—
Class B:
Net Investment Income	(16,435)	(15,360)	—	(32)	(44)
Net Realized Gain	(91,535)	(71,363)	—	—	—
Total Distributions	(717,416)	(677,922)	—	(1,286)	(1,928)
Capital Share Transactions: (1)
Class A:
Subscribed	1,057,038	1,643,058	4,900	23,305	14,773
Distributions Reinvested	566,819	549,353	—	1,234	1,707
Redeemed	(1,945,491)	(1,245,518)	—	(21,557)	(26,151)
Redemption Fees	187	91	—	@—	—
Class B:
Subscribed	406,346	414,909	100	1,938	1,464
Distributions Reinvested	107,811	86,576	—	31	44
Redeemed	(344,263)	(237,977)	—	(1,227)	(1,484)
Redemption Fees	32	18	—	1	6
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(151,521)	1,210,510	5,000	3,725	(9,641)
Total Increase (Decrease) in Net Assets	(363,027)	1,882,645	4,963	13,236	3,448
Net Assets:
Beginning of Period	8,273,884	6,391,239	—	96,767	93,319
End of Period	$7,910,857	$8,273,884	$4,963	$110,003	$96,767
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets
	$(2,762)	$(6,123)	$ @—	$(25)	$257
(1) Capital Share Transactions:
Class A:
Shares Subscribed	50,203	82,082	490	1,938	1,391
Shares Issued on Distributions Reinvested	27,726	26,129	—	98	149
Shares Redeemed	(91,383)	(61,971)	—	(1,815)	(2,512)
Net Increase (Decrease in Class A Shares Outstanding)	(13,454)	46,240	490	221	(972)
Class B:
Shares Subscribed	19,383	20,517	10	159	140
Shares Issued on Distributions Reinvested	5,321	4,164	—	3	4
Shares Redeemed	(16,439)	(11,898)	—	(102)	(142)
Net Increase (Decrease) in Class B Shares Outstanding	8,265	12,783	10	60	2

@          Amount is less than $500.

^                International Growth Equity Portfolio commenced operations on December 27, 2005.

The accompanying notes are an integral part of the financial statements.	110

2005 Annual Report

December 31, 2005

Statements of Changes in Net Assets

	International Real Estate		International Small Cap
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$2,479	$689	$16,686	$11,376
Net Realized Gain (Loss)	18,145	3,827	225,188	110,235
Net Change in Unrealized Appreciation (Depreciation)	2,929	10,091	(72,679)	198,420
Net Increase (Decrease) in Net Assets Resulting from Operations	23,553	14,607	169,195	320,031
Distributions from and/or in Excess of:
Class A:
Net Investment Income	(3,321)	(821)	(23,957)	(16,593)
Net Realized Gain	(13,425)	—	(190,069)	(89,822)
Class B:
Net Investment Income	(99)	(11)	—	—
Net Realized Gain	(431)	—	—	—
Total Distributions	(17,276)	(832)	(214,026)	(106,415)
Capital Share Transactions:(1)
Class A:
Subscribed	221,133	15,851	277,611	290,544
Distributions Reinvested	15,117	821	201,916	97,500
Redeemed	(42,622)	(1,596)	(321,709)	(225,580)
Redemption Fees	46	1	8	7
Class B:
Subscribed	8,793	100	—	—
Distributions Reinvested	489	@—	—	—
Redeemed	(1,495)	(604)	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	201,461	14,573	157,826	162,471
Total Increase (Decrease) in Net Assets	207,738	28,348	112,995	376,087
Net Assets:
Beginning of Period	51,447	23,099	1,276,083	899,996
End of Period	$259,185	$51,447	$1,389,078	$1,276,083
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(490)	$(293)	$(6,847)	$(2,567)
(1) Capital Share Transactions:
Class A:
Shares Subscribed	9,542	888	10,729	12,655
Shares Issued on Distributions Reinvested	643	37	8,366	3,943
Shares Redeemed	(1,890)	(86)	(12,371)	(9,636)
Net Increase (Decrease) in Class A Shares Outstanding	8,295	839	6,724	6,962
Class B:
Shares Subscribed	373	6	—	—
Shares Issued on Distributions Reinvested	21	@—	—	—
Shares Redeemed	(65)	(29)	—	—
Net Increase (Decrease) in Class B Shares Outstanding	329	(23)	—	—

@          Amount is less than $500/500 Shares.

111	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Statements of Changes in Net Assets

	Focus Equity		Large Cap Relative Value
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$(174)	$212	$2,274	$2,119
Net Realized Gain (Loss)	3,931	2,863	14,891	17,231
Net Change in Unrealized Appreciation (Depreciation)	5,645	884	717	1,949
Net Increase (Decrease) in Net Assets Resulting from Operations	9,402	3,959	17,882	21,299
Distributions from and/or in Excess of:
Class A:
Net Investment Income	(84)	(103)	(1,266)	(1,367)
Net Realized Gain	—	—	(2,991)	—
Class B:
Net Investment Income	(14)	—	(1,011)	(745)
Net Realized Gain	—	—	(2,953)	—
Total Distributions	(98)	(103)	(8,221)	(2,112)
Capital Share Transactions: (1)
Class A:
Subscribed	8,113	5,830	15,705	19,852
Distributions Reinvested	83	102	4,218	1,350
Redeemed	(14,588)	(17,889)	(12,783)	(50,149)
Class B:
Subscribed	6,550	2,104	35,739	25,523
Distributions Reinvested	14	—	3,954	739
Redeemed	(4,029)	(2,263)	(18,149)	(31,552)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(3,857)	(12,116)	28,684	(34,237)
Total Increase (Decrease) in Net Assets	5,447	(8,260)	38,345	(15,050)
Net Assets:
Beginning of Period	61,316	69,576	166,127	181,177
End of Period	$66,763	$61,316	$204,472	$166,127
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(7)	$90	$(11)	$(10)
(1) Capital Share Transactions:
Class A:
Shares Subscribed	605	492	1,448	2,070
Shares Issued on Distributions Reinvested	6	8	378	138
Shares Redeemed	(1,128)	(1,516)	(1,192)	(5,277)
Net Increase (Decrease) in Class A Shares Outstanding	(517)	(1,016)	634	(3,069)
Class B:
Shares Subscribed	502	183	3,320	2,668
Shares Issued on Distributions Reinvested	1	—	354	75
Shares Redeemed	(336)	(195)	(1,674)	(3,349)
Net Increase (Decrease) in Class B Shares Outstanding	167	(12)	2,000	(606)

The accompanying notes are an integral part of the financial statements.	112

2005 Annual Report

December 31, 2005

Statements of Changes in Net Assets

	Small Company Growth		U.S. Large Cap Growth
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$(2,015)	$(9,251)	$662	$4,225
Net Realized Gain (Loss)	177,923	94,642	50,227	77,504
Net Change in Unrealized Appreciation (Depreciation)	15,575	111,273	34,212	(18,972)
Net Increase (Decrease) in Net Assets Resulting from Operations	191,483	196,664	85,101	62,757
Distributions from and/or in Excess of:
Class A:
Net Investment Income	—	—	(1,531)	(2,734)
Net Realized Gain	(85,937)	(19,248)	—	—
Class B:
Net Investment Income	—	—	(87)	(480)
Net Realized Gain	(79,058)	(21,671)	—	—
Total Distributions	(164,995)	(40,919)	(1,618)	(3,214)
Capital Share Transactions:(1)
Class A:
Subscribed	355,282	383,757	376,150	206,548
Distributions Reinvested	81,725	18,037	1,527	2,720
Redeemed	(200,646)	(121,266)	(145,562)	(289,148)
Redemption Fees	@—	—	—	—
Class B:
Subscribed	244,551	291,972	28,674	45,500
Distributions Reinvested	79,029	21,670	86	477
Redeemed	(246,741)	(168,240)	(193,765)	(57,939)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	313,200	425,930	67,110	(91,842)
Total Increase (Decrease) in Net Assets	339,688	581,675	150,593	(32,299)
Net Assets:
Beginning of Period	1,365,009	783,334	756,990	789,289
End of Period	$1,704,697	$1,365,009	$907,583	$756,990
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$—	$—	$(44)	$894
Accumulated Net Investment Loss Included in End of Period Net Assets	(134)	(134)	—	—
(1) Capital Share Transactions:
Class A:
Shares Subscribed	26,705	33,511	20,312	13,069
Shares Issued on Distributions Reinvested	6,245	1,462	84	162
Shares Redeemed	(15,501)	(10,553)	(8,468)	(17,875)
Net Increase (Decrease) in Class A Shares Outstanding	17,449	24,420	11,928	(4,644)
Class B:
Shares Subscribed	19,625	26,411	1,705	2,947
Shares Issued on Distributions Reinvested	6,321	1,826	5	29
Shares Redeemed	(19,620)	(15,258)	(12,021)	(3,644)
Net Increase (Decrease) in Class B Shares Outstanding	6,326	12,979	(10,311)	(668)

@            Amount is less than $500.

113	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Statements of Changes in Net Assets

	U.S. Real Estate		Emerging Markets Debt
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$22,655	$20,779	$5,248	$4,871
Net Realized Gain (Loss)	182,274	78,698	2,414	675
Net Change in Unrealized Appreciation (Depreciation)	(6,011)	245,206	1,224	(76)
Net Increase (Decrease) in Net Assets Resulting from Operations	198,918	344,683	8,886	5,470
Distributions from and/or in excess of:
Class A:
Net Investment Income	(19,989)	(20,112)	(5,414)	(5,246)
Net Realized Gain	(155,774)	(39,780)	—	—
Class B:
Net Investment Income	(2,437)	(1,863)	(32)	(26)
Net Realized Gain	(20,941)	(5,186)	—	—
Total Distributions	(199,141)	(66,941)	(5,446)	(5,272)
Capital Share Transactions:(1)
Class A:
Subscribed	344,057	272,597	31,778	47,055
Distributions Reinvested	168,982	56,387	2,943	3,506
Redeemed	(398,651)	(380,361)	(26,950)	(24,285)
Redemption Fees	8	—	1	2
Class B:
Subscribed	82,808	80,932	100	—
Distributions Reinvested	23,376	7,046	32	26
Redeemed	(99,937)	(35,142)	—	(32)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	120,643	1,459	7,904	26,272
Total Increase (Decrease) in Net Assets	120,420	279,201	11,344	26,470
Net Assets:
Beginning of Period	1,246,898	967,697	81,546	55,076
End of Period	$1,367,318	$1,246,898	$92,890	$81,546
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$202	$(21)	$(316)	$(503)
(1) Capital Share Transactions:
Class A:
Shares Subscribed	14,289	13,971	8,143	12,890
Shares Issued on Distributions Reinvested	7,119	2,587	764	964
Shares Redeemed	(17,037)	(19,349)	(7,310)	(7,065)
Net Increase (Decrease) in Class A Shares Outstanding	4,371	(2,791)	1,597	6,789
Class B:
Shares Subscribed	3,507	4,029	25	—
Shares Issued on Distributions Reinvested	992	322	8	7
Shares Redeemed	(4,182)	(1,817)	—	(9)
Net Increase (Decrease) in Class B Shares Outstanding	317	2,534	33	(2)

The accompanying notes are an integral part of the financial statements.	114

2005 Annual Report

December 31, 2005

Statements of Changes in Net Assets

	Money Market		Municipal Money Market
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$12,800	$5,770	$8,129	$3,503
Net Realized Gain (Loss)	—	@—	@—	@—
Net Increase (Decrease) in Net Assets Resulting from Operations	12,800	5,770	8,129	3,503
Distributions from and/or in Excess of:
Class A:
Net Investment Income	(12,800)	(5,834)	(8,129)	(3,503)
Capital Share Transactions: (1)
Class A:
Subscribed	1,927,746	2,279,953	2,222,753	2,140,786
Distributions Reinvested	12,683	5,179	8,125	3,086
Redeemed	(2,071,075)	(2,533,601)	(2,363,053)	(2,206,105)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(130,646)	(248,469)	(132,175)	(62,233)
Total Increase (Decrease) in Net Assets	(130,646)	(248,533)	(132,175)	(62,233)
Net Assets:
Beginning of Period	546,866	795,399	449,318	511,551
End of Period	$416,220	$546,866	$317,143	$449,318
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$34	$30	$21	$19
(1) Capital Share Transactions:
Class A:
Shares Subscribed	1,927,742	2,279,952	2,222,753	2,140,786
Shares Issued on Distributions Reinvested	12,683	5,179	8,125	3,086
Shares Redeemed	(2,071,071)	(2,533,600)	(2,363,053)	(2,206,105)
Net Increase (Decrease) in Class A Shares Outstanding	(130,646)	(248,469)	(132,175)	(62,233)

@          Amount is less than $500.

115	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Financial Highlights

Active International Allocation Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.96	$9.58	$7.30	$8.65	$10.68
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.21 †	0.13 †	0.13 †	0.13 †	0.12
Net Realized and Unrealized Gain (Loss) on Investments	1.40	1.46	2.32	(1.26)	(2.01)
Total from Investment Operations	1.61	1.59	2.45	(1.13)	(1.89)
Distributions from and/or in Excess of:
Net Investment Income	(0.14)	(0.21)	(0.17)	(0.22)	(0.14)
Net Realized Gain	—	—	—	—	(0.00	)‡
Total Distributions	(0.14)	(0.21)	(0.17)	(0.22)	(0.14)
Redemption Fees	0.00 ‡	—	—	—	—
Net Asset Value, End of Period	$12.43	$10.96	$9.58	$7.30	$8.65
Total Return	14.85%	16.64%	33.65%	(13.11)%	(17.63)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$792,329	$580,851	$353,488	$249,742	$388,225
Ratio of Expenses to Average Net Assets(1)	0.80%	0.80%	0.80%	0.80%	0.81%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.80%	0.80%	0.80%	N/A	0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.84%	1.28%	1.66%	1.57%	1.25%
Portfolio Turnover Rate	24%	24%	55%	42%	36%
(1)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	0.83%	0.91%	0.96%	0.93%	0.89%
Net Investment Income (Loss) to Average Net Assets	1.81%	1.18%	1.50%	1.44%	1.17%
	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$11.13	$9.72	$7.41	$8.77	$10.80
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.19 †	0.10 †	0.12 †	0.11 †	0.13
Net Realized and Unrealized Gain (Loss) on Investments	1.43	1.35	2.33	(1.27)	(2.06)
Total from Investment Operations	1.62	1.45	2.45	(1.16)	(1.93)
Distributions from and/or in Excess of:
Net Investment Income	(0.11)	(0.17)	(0.14)	(0.20)	(0.10)
Net Realized Gain	—	—	—	—	(0.00	) ‡
Total Distributions	(0.11)	(0.17)	(0.14)	(0.20)	(0.10)
Redemption Fees	0.00 ‡	0.13	—	—	—
Net Asset Value, End of Period	$12.64	$11.13	$9.72	$7.41	$8.77
Total Return	14.67%	16.29%	33.13%	(13.29)%	(17.81)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,215	$2,623	$5,635	$8,418	$10,362
Ratio of Expenses to Average Net Assets (2)	1.05%	1.05%	1.05%	1.05%	1.06%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.05%	1.05%	1.05%	N/A	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	1.69%	1.03%	1.41%	1.32%	1.05%
Portfolio Turnover Rate	24%	24%	55%	42%	36%
(2)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.08%	1.16%	1.21%	1.18%	1.14%
Net Investment Income (Loss) to Average Net Assets	1.66%	0.92%	1.25%	1.19%	0.97%

†    Per share amount is based on average shares outstanding.

‡    Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.	116

2005 Annual Report

December 31, 2005

Financial Highlights

Emerging Markets Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$19.10	$15.52	$10.13	$10.81	$11.31
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.25 †	0.19 †	0.14 †	0.04 †	0.05
Net Realized and Unrealized Gain (Loss) on Investments	6.36	3.54	5.44	(0.71)	(0.55)
Total from Investment Operations	6.61	3.73	5.58	(0.67)	(0.50)
Distributions from and/or in Excess of:
Net Investment Income	(0.35)	(0.15)	(0.18)	(0.01)	—
Return of Capital	—	—	(0.01)	—	—
Total Distributions	(0.35)	(0.15)	(0.19)	(0.01)	—
Redemption Fees	0.00 ‡	0.00‡	0.00‡	—	—
Net Asset Value, End of Period	$25.36	$19.10	$15.52	$10.13	$10.81
Total Return	34.54%	24.09%	55.08%	(6.24% )	(4.42)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,749,671	$1,249,299	$1,020,353	$657,203	$748,058
Ratio of Expenses to Average Net Assets	1.41%	1.52%^^	1.64%	1.65%	1.65%
Ratio of Expenses to Average Net Assets Excluding Capital Gain Country Tax Expense and Bank Overdraft Expense	1.41%	1.52%	1.61%	1.58%	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.17%	1.09%	1.15%	0.35%	0.47%
Portfolio Turnover Rate	59%	73%	92%	91%	93%
	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$18.90	$15.36	$10.06	$10.73	$11.26
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.19 †	0.15 †	0.11 †	0.01 †	0.03
Net Realized and Unrealized Gain (Loss) on Investments	6.26	3.49	5.35	(0.68)	(0.56)
Total from Investment Operations	6.45	3.64	5.46	(0.67)	(0.53)
Distributions from and/or in Excess of:
Net Investment Income	(0.29)	(0.11)	(0.15)	—	—
Return of Capital	—	—	(0.01)	—	—
Total Distributions	(0.29)	(0.11)	(0.16)	—	—
Redemption Fees	0.01	0.01	—	—	—
Net Asset Value, End of Period	$25.07	$18.90	$15.36	$10.06	$10.73
Total Return	34.17%	23.84%	54.31%	(6.24% )	(4.71)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$103,482	$71,254	$42,046	$13,208	$14,456
Ratio of Expenses to Average Net Assets	1.66%	1.77%^^	1.89%	1.90%	1.90%
Ratio of Expenses to Average Net Assets Excluding Capital Gain Country Tax Expense and Bank Overdraft Expense	1.66%	1.77%	1.86%	1.83%	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.90%	0.89%	0.90%	0.10%	0.22%
Portfolio Turnover Rate	59%	73%	92%	91%	93%

†             Per share amount is based on average shares outstanding.

‡             Amount is less than $0.005 per share.

^^       Effective November 1, 2004, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class A shares and 1.90% for Class B shares. Prior to November 1, 2004, these maximum ratios were 1.75% for Class A shares and 2.00% for Class B shares.

117	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Financial Highlights

Global Franchise Portfolio

	Class A
	Year Ended December 31,				Period from
					November 28, 2001^
Selected Per Share Data and Ratios	2005	2004	2003	2002	to December 31, 2001
Net Asset Value, Beginning of Period	$15.12	$14.29	$11.29	$10.48	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.26 †	0.27 †	0.23 †	0.17 †	0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.52	1.66	2.91	0.68	0.47
Total from Investment Operations	1.78	1.93	3.14	0.85	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.31)	—	(0.03)	—	—
Net Realized Gain	(0.90)	(1.13)	(0.11)	(0.04)	—
Total Distributions	(1.21)	(1.13)	(0.14)	(0.04)	—
Redemption Fees	0.00 ‡	0.03	0.00 ‡	—	—
Net Asset Value, End of Period	$15.69	$15.12	$14.29	$11.29	$10.48
Total Return	11.91%	13.77%	27.92%	8.10%	4.80	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$85,018	$58,223	$79,756	$48,644	$10,595
Ratio of Expenses to Average Net Assets (1)	1.00%	1.00%	1.00%	1.00%	1.00	%*
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.00%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.67%	1.82%	1.91%	1.41%	1.30	%*
Portfolio Turnover Rate	19%	21%	32%	62%	N/A
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.07%	1.16%	1.23%	1.28%	16.47	%*
Net Investment Income (Loss) to Average Net Assets	1.60%	1.66%	1.68%	1.13%	(14.17	) %*

	Class B
	Year Ended December 31,				Period from
				November 28, 2001^
Selected Per Share Data and Ratios	2005	2004	2003	2002	to December 31, 2001
Net Asset Value, Beginning of Period	$15.01	$14.22	$11.24	$10.46	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.24 †	0.22 †	0.22 †	0.11†	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	1.48	1.69	2.88	0.71	0.55
Total from Investment Operations	1.72	1.91	3.10	0.82	0.46
Distributions from and/or in Excess of:
Net Investment Income	(0.27)	—	(0.01)	—	—
Net Realized Gain	(0.90)	(1.13)	(0.11)	(0.04)	—
Total Distributions	(1.17)	(1.13)	(0.12)	(0.04)	—
Redemption Fees	—	0.01	—	—	—
Net Asset Value, End of Period	$15.56	$15.01	$14.22	$11.24	$10.46
Total Return	11.53%	13.56%	27.62%	7.82%	4.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,401	$3,941	$2,682	$1,427	$415
Ratio of Expenses to Average Net Assets(2)	1.25%	1.25%	1.25%	1.25%	1.25	%*
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.25%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	1.52%	1.47%	1.66%	1.16%	(13.29	)%*
Portfolio Turnover Rate	19%	21%	32%	62%	N/A
(2)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.32%	1.41%	1.48%	1.53%	16.72	%*
Net Investment Income (Loss) to Average Net Assets	1.45%	1.31%	1.43%	0.88%	(21.62	)%*

†      Per share amount is based on average shares outstanding.

‡      Amount is less than $0.005 per share.

^      Commencement of Operations

#      Not annualized

*      Annualized

The accompanying notes are an integral part of the financial statements.	119

2005 Annual Report

December 31, 2005

Financial Highlights

Global Value Equity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$17.81	$15.84	$12.46	$15.45	$17.05
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.31 †	0.22 †	0.19 †	0.15 †	0.13
Net Realized and Unrealized Gain (Loss) on Investments	0.72	2.02	3.42	(2.82)	(1.56)
Total from Investment Operations	1.03	2.24	3.61	(2.67)	(1.43)
Distributions from and/or in Excess of:
Net Investment Income	(0.31)	(0.22)	(0.16)	(0.20)	(0.17)
Net Realized Gain	(0.68)	(0.05)	(0.08)	(0.12)	—
Total Distributions	(0.99)	(0.27)	(0.24)	(0.32)	(0.17)
Redemption Fees	0.00 ‡	0.00 ‡	0.01	—	—
Net Asset Value, End of Period	$17.85	$17.81	$15.84	$12.46	$15.45
Total Return	5.81%	14.13%	29.21%	(17.34)%	(8.36)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$86,000	$68,505	$55,545	$34,297	$34,079
Ratio of Expenses to Average Net Assets (1)	0.90%	1.00%	1.00%	1.00%	1.01%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	N/A	1.00%	1.00%	N/A	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.74%	1.31%	1.44%	1.08%	0.79%
Portfolio Turnover Rate	29%	30%	53%	42%	51%
(1)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	1.07%	1.20%	1.12%	1.16%
Net Investment Income (Loss) to Average Net Assets	N/A	1.24%	1.24%	0.96%	0.64%
	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$17.64	$15.70	$12.35	$15.33	$16.92
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.27 †	0.17 †	0.16 †	0.12 †	0.13
Net Realized and Unrealized Gain (Loss) on Investments	0.71	2.00	3.40	(2.82)	(1.58)
Total from Investment Operations	0.98	2.17	3.56	(2.70)	(1.45)
Distributions from and/or in Excess of:
Net Investment Income	(0.25)	(0.18)	(0.13)	(0.16)	(0.14)
Net Realized Gain	(0.68)	(0.05)	(0.08)	(0.12)	—
Total Distributions	(0.93)	(0.23)	(0.21)	(0.28)	(0.14)
Redemption Fees	0.00 ‡	0.00 ‡	—	—	—
Net Asset Value, End of Period	$17.69	$17.64	$15.70	$12.35	$15.33
Total Return	5.59%	13.78%	28.95%	(17.63)%	(8.58)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$21,938	$30,598	$32,761	$26,866	$30,089
Ratio of Expenses to Average Net Assets (2)	1.15%	1.25%	1.25%	1.25%	1.26%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	N/A	1.25%	1.25%	N/A	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	1.53%	1.07%	1.19%	0.83%	0.78%
Portfolio Turnover Rate	29%	30%	53%	42%	51%
(2)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	1.32%	1.45%	1.37%	1.41%
Net Investment Income (Loss) to Average Net Assets	N/A	0.99%	0.99%	0.71%	0.64%

†      Per share amount is based on average shares outstanding.

‡      Amount is less than $0.005 per share.

120	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Financial Highlights

International Equity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$20.99	$19.06	$14.60	$15.59	$17.88
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.43 †	0.30 †	0.24 †	0.19 †	0.25
Net Realized and Unrealized Gain (Loss) on Investments	0.93	3.50	4.54	(0.82)	(2.00)
Total from Investment Operations	1.36	3.80	4.78	(0.63)	(1.75)
Distributions from and/or in Excess of:
Net Investment Income	(0.35)	(0.37)	(0.32)	(0.33)	(0.34)
Net Realized Gain	(1.66)	(1.50)	—	(0.03)	(0.20)
Total Distributions	(2.01)	(1.87)	(0.32)	(0.36)	(0.54)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$20.34	$20.99	$19.06	$14.60	$15.59
Total Return	6.45%	19.96%	32.82%	(4.02)%	(9.74)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,704,732	$7,200,606	$5,657,941	$3,953,655	$4,004,817
Ratio of Expenses to Average Net Assets (1)	0.93%	0.98%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.93%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	2.04%	1.48%	1.48%	1.24%	1.35%
Portfolio Turnover Rate	28%	41%	45%	51%	63%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	1.02%	1.00%	1.01%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	1.46%	1.24%	1.34%
	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$20.85	$18.96	$14.53	$15.53	$17.81
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.37 †	0.24 †	0.18 †	0.12 †	0.07
Net Realized and Unrealized Gain (Loss) on Investments	0.93	3.47	4.54	(0.78)	(1.83)
Total from Investment Operations	1.30	3.71	4.72	(0.66)	(1.76)
Distributions from and/or in Excess of:
Net Investment Income	(0.30)	(0.32)	(0.29)	(0.31)	(0.32)
Net Realized Gain	(1.66)	(1.50)	—	(0.03)	(0.20)
Total Distributions	(1.96)	(1.82)	(0.29)	(0.34)	(0.52)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$20.19	$20.85	$18.96	$14.53	$15.53
Total Return	6.20%	19.67%	32.46%	(4.25)%	(9.83)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,206,125	$1,073,278	$733,298	$439,422	$165,439
Ratio of Expenses to Average Net Assets (2)	1.18%	1.23%	1.25%	1.25%	1.25%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.18%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	1.77%	1.21%	1.23%	0.99%	0.73%
Portfolio Turnover Rate	28%	41%	45%	51%	63%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	1.27%	1.25%	1.26%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	1.21%	0.99%	0.72%

†      Per share amount is based on average shares outstanding.

‡      Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.	121

2005 Annual Report

December 31, 2005

Financial Highlights

International Growth Equity Portfolio

	Class A
	Period from
	December 27, 2005^
Selected Per Share Data and Ratios	to December 31, 2005
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)	(0.00)	†‡
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)
Total from Investment Operations	(0.07)
Distributions from and/or in Excess of:
Net Investment Income	—
Net Realized Gain	—
Total Distributions	—
Redemption Fees	—
Net Asset Value, End of Period	$9.93
Total Return	(0.70	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,864
Ratio of Expenses to Average Net Assets (1)	1.00	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.86	)%*
Portfolio Turnover Rate	4	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	31.60	%*
Net Investment Income (Loss) to Average Net Assets	(31.46	)%*
	Class B
	Period from
	December 27, 2005^
Selected Per Share Data and Ratios	to December 31, 2005
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)	(0.00)	†‡
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)
Total from Investment Operations	(0.07)
Distributions from and/or in Excess of:
Net Investment Income	—
Net Realized Gain	—
Total Distributions	—
Redemption Fees	—
Net Asset Value, End of Period	$9.93
Total Return	(0.70	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$99
Ratio of Expenses to Average Net Assets (2)	1.25	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	(1.16	)%*
Portfolio Turnover Rate	4	%#
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	31.85	%*
Net Investment Income (Loss) to Average Net Assets	(31.76	)%*

†      Per share amount is based on average shares outstanding.

‡      Amount is less than $0.005 per share.

^      Commencement of Operations

#      Not annualized

*      Annualized

122	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Financial Highlights

International Magnum Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$11.83	$10.20	$8.04	$9.34	$11.56
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.18 †	0.13 †	0.11 †	0.07 †	0.11
Net Realized and Unrealized Gain (Loss) on Investments	1.16	1.74	2.22	(1.31)	(2.27)
Total from Investment Operations	1.34	1.87	2.33	(1.24)	(2.16)
Distributions from and/or in Excess of:
Net Investment Income	(0.16)	(0.24)	(0.17)	(0.06)	(0.06)
Net Realized Gain	—	—	—	—	—
Total Distributions	(0.16)	(0.24)	(0.17)	(0.06)	(0.06)
Redemption Fees	0.00 ‡	—	—	—	—
Net Asset Value, End of Period	$13.01	$11.83	$10.20	$8.04	$9.34
Total Return	11.35%	18.45%	29.07%	(13.36)%	(18.71)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$106,369	$94,162	$91,087	$68,275	$120,753
Ratio of Expenses to Average Net Assets (1)	1.00%	1.00%	1.00%	1.01%	1.01%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.51%	1.20%	1.25%	0.81%	1.00%
Portfolio Turnover Rate	32%	49%	53%	59%	44%
(1)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.12%	1.23%	1.29%	1.30%	1.14%
Net Investment Income (Loss) to Average Net Assets	1.39%	0.96%	0.96%	0.52%	0.87%
	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$11.80	$10.18	$8.04	$9.32	$11.52
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.15 †	0.11 †	0.10 †	0.06 †	0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.15	1.70	2.18	(1.31)	(2.18)
Total from Investment Operations	1.30	1.81	2.28	(1.25)	(2.17)
Distributions from and/or in Excess of:
Net Investment Income	(0.13)	(0.22)	(0.14)	(0.03)	(0.03)
Net Realized Gain	—	—	—	—	—
Total Distributions	(0.13)	(0.22)	(0.14)	(0.03)	(0.03)
Redemption Fees	0.00 ‡	0.03	0.00 ‡	—	—
Net Asset Value, End of Period	$12.97	$11.80	$10.18	$8.04	$9.32
Total Return	11.04%	18.15%	28.49%	(13.49)%	(18.87)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,634	$2,605	$2,232	$6,644	$10,542
Ratio of Expenses to Average Net Assets (2)	1.25%	1.25%	1.25%	1.26%	1.26%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	1.25%	1.00%	1.00%	0.56%	0.75%
Portfolio Turnover Rate	32%	49%	53%	59%	44%
(2)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.38%	1.48%	1.54%	1.55%	1.39%
Net Investment Income (Loss) to Average Net Assets	1.12%	0.77%	0.71%	0.27%	0.62%

†      Per share amount is based on average shares outstanding.

‡      Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.	123

2005 Annual Report

December 31, 2005

Financial Highlights

International Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$21.95	$15.13	$10.93	$9.30	$10.38
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.43 †	0.36 †	0.27 †	0.37 †	0.27
Net Realized and Unrealized Gain (Loss) on Investments	2.96	6.82	4.35	1.90	(1.09)
Total from Investment Operations	3.39	7.18	4.62	2.27	(0.82)
Distributions from and/or in Excess of:
Net Investment Income	(0.35)	(0.36)	(0.42)	(0.64)	(0.26)
Net Realized Gain	(1.36)	—	—	—	—
Total Distributions	(1.71)	(0.36)	(0.42)	(0.64)	(0.26)
Redemption Fees	0.00 ‡	0.00 ‡	—	—	—
Net Asset Value, End of Period	$23.63	$21.95	$15.13	$10.93	$9.30
Total Return	15.52%	47.49%	42.41%	24.52%	(7.85)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$250,511	$50,620	$22,184	$19,215	$13,826
Ratio of Expenses to Average Net Assets (1)	1.00%	1.00%	1.00%	1.00%	1.01%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.00%	1.00%	1.00%	N/A	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	1.88%	2.05%	2.23%	3.37%	2.30%
Portfolio Turnover Rate	57%	42%	47%	79%	46%
(1)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.11%	1.38%	1.49%	1.56%	1.53%
Net Investment Income (Loss) to Average Net Assets	1.77%	1.67%	1.74%	2.81%	1.74%
	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$22.04	$15.17	$10.96	$9.33	$10.41
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.32 †	0.35 †	0.28 †	0.27 †	0.08
Net Realized and Unrealized Gain (Loss) on Investments	3.01	6.81	4.32	1.97	(0.93)
Total from Investment Operations	3.33	7.16	4.60	2.24	(0.85)
Distributions from and/or in Excess of:
Net Investment Income	(0.33)	(0.29)	(0.39)	(0.61)	(0.23)
Net Realized Gain	(1.36)	—	—	—	—
Total Distributions	(1.69)	(0.29)	(0.39)	(0.61)	(0.23)
Net Asset Value, End of Period	$23.68	$22.04	$15.17	$10.96	$9.33
Total Return	15.22%	47.15%	42.06%	24.11%	(8.08)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,674	$827	$915	$953	$1,687
Ratio of Expenses to Average Net Assets(2)	1.25%	1.25%	1.25%	1.25%	1.26%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.25%	1.25%	1.25%	N/A	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	1.34%	2.03%	1.98%	3.12%	1.53%
Portfolio Turnover Rate	57%	42%	47%	79%	46%
(2)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.45%	1.66%	1.74%	1.81%	1.78%
Net Investment Income (Loss) to Average Net Assets	1.14%	1.62%	1.49%	2.56%	0.96%

†      Per share amount is based on average shares outstanding.

‡      Amount is less than $0.005 per share.

124	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Financial Highlights

International Small Cap Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$25.11	$20.52	$14.21	$14.82	$16.30
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.32 †	0.24 †	0.24 †	0.15 †	0.21
Net Realized and Unrealized Gain (Loss) on Investments ^^	2.89	6.59	6.61	(0.59)	(1.18)
Total from Investment Operations	3.21	6.83	6.85	(0.44)	(0.97)
Distributions from and/or in Excess of:
Net Investment Income	(0.47)	(0.35)	(0.23)	(0.13)	(0.27)
Net Realized Gain	(3.71)	(1.89)	(0.31)	(0.04)	(0.24)
Total Distributions	(4.18)	(2.24)	(0.54)	(0.17)	(0.51)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	—	—
Transaction Fees	—	—	—	—	0.00 ‡
Net Asset Value, End of Period	$24.14	$25.11	$20.52	$14.21	$14.82
Total Return	13.07%	33.53%	48.32%	(2.99)%	(5.88)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,389,078	$1,276,083	$899,996	$440,124	$376,981
Ratio of Expenses to Average Net Assets(1)	1.10%	1.15%	1.15%	1.15%	1.15%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.10%	1.15%	1.15%	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.22%	1.04%	1.40%	1.00%	1.38%
Portfolio Turnover Rate	47%	38%	38%	34%	39%
(1)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	1.16%	1.20%	1.19%	1.19%
Net Investment Income (Loss) to Average Net Assets	N/A	1.03%	1.35%	0.96%	1.34%
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
^^	Includes a 0.50% transaction fee on subscriptions and redemptions of capital shares for the year ended 2001.

The accompanying notes are an integral part of the financial statements.	125

2005 Annual Report

December 31, 2005

Financial Highlights

Focus Equity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.59	$11.79	$9.02	$12.67	$15.31
Income (Loss) from Investment Operations
Net Investment Income (Loss)	(0.03)†	0.04 †	0.02 †	0.00 †‡	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	2.24	0.78	2.77	(3.65)	(2.28)
Total from Investment Operations	2.21	0.82	2.79	(3.65)	(2.31)
Distributions from and/or in Excess of:
Net Investment Income	(0.02)	(0.02)	(0.02)	—	—
Net Realized Gain	—	—	—	—	(0.33)
Total Distributions	(0.02)	(0.02)	(0.02)	—	(0.33)
Net Asset Value, End of Period	$14.78	$12.59	$11.79	$9.02	$12.67
Total Return	17.60%	7.00%	30.99%§	(28.81)%	(15.22)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$54,321	$52,757	$61,420	$51,347	$85,204
Ratio of Expenses to Average Net Assets (1)	0.91%	1.00%	1.00%	1.00%	1.01%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.91%	1.00%	1.00%	N/A	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.27)%	0.35%	0.22%	0.02%	(0.21)%
Portfolio Turnover Rate	78%	163%	160%	173%	95%
(1)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	1.11%	1.14%	1.09%	1.08%
Net Investment Income (Loss) to Average Net Assets	N/A	0.24%	0.08%	(0.07)%	(0.28)%

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.34	$11.57	$8.85	$12.45	$15.09
Income (Loss) from Investment Operations
Net Investment Income (Loss)	(0.06)†	0.02 †	(0.00)†‡	(0.03)†	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	2.19	0.75	2.72	(3.57)	(2.24)
Total from Investment Operations	2.13	0.77	2.72	(3.60)	(2.31)
Distributions from and/or in Excess of:
Net Investment Income	(0.02)	—	—	—	—
Net Realized Gain	—	—	—	—	(0.33)
Total Distributions	(0.02)	—	—	—	(0.33)
Net Asset Value, End of Period	$14.45	$12.34	$11.57	$8.85	$12.45
Total Return	17.30%	6.75%	30.62%§	(28.92)%	(15.45)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12,442	$8,559	$8,156	$6,414	$13,143
Ratio of Expenses to Average Net Assets(2)	1.16%	1.25%	1.25%	1.25%	1.26%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.16%	1.25%	1.25%	N/A	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	(0.49)%	0.18%	(0.03)%	(0.23)%	(0.45)%
Portfolio Turnover Rate	78%	163%	160%	173%	95%

(2)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	1.36%	1.39%	1.34%	1.33%
Net Investment Income (Loss) to Average Net Assets	N/A	0.07%	(0.17)%	(0.32%	(0.53)%
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
§

In 2003, performance was positively impacted by approximately 5.64%, due to the receipt of proceeds from the settlement of class action suits involving, primarily, one of the Portfolio’s holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the 2003 total return for Class A shares and Class B shares would have been approximately 25.35% and 24.98%, respectively.

126	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Financial Highlights

Large Cap Relative Value Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.52	$9.30	$7.21	$9.68	$10.32
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.15	0.12	0.13	0.14	0.15
Net Realized and Unrealized Gain (Loss) on Investments	0.90	1.23	2.09	(2.47)	(0.31)
Total from Investment Operations	1.05	1.35	2.22	(2.33)	(0.16)
Distributions from and/or in Excess of:
Net Investment Income	(0.14)	(0.13)	(0.13)	(0.14)	(0.15)
Net Realized Gain	(0.33)	—	—	—	(0.33)
Total Distributions	(0.47)	(0.13)	(0.13)	(0.14)	(0.48)
Net Asset Value, End of Period	$11.10	$10.52	$9.30	$7.21	$9.68
Total Return	10.07%	14.56%	31.05%	(24.22)%	(1.55)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$102,973	$90,938	$108,997	$76,452	$101,691
Ratio of Expenses to Average Net Assets(1)	0.68%	0.70%	0.70%	0.70%	0.70%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.68%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.36%	1.28%	1.62%	1.69%	1.56%
Portfolio Turnover Rate	46%	84%	130%	45%	50%
(1)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	0.74%	0.77%	0.76%	0.79%
Net Investment Income (Loss) to Average Net Assets	N/A	1.24%	1.55%	1.63%	1.47%

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.51	$9.31	$7.21	$9.67	$10.32
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.12	0.10	0.11	0.12	0.13
Net Realized and Unrealized Gain (Loss) on Investments	0.91	1.20	2.10	(2.46)	(0.32)
Total from Investment Operations	1.03	1.30	2.21	(2.34)	(0.19)
Distributions from and/or in Excess of:
Net Investment Income	(0.12)	(0.10)	(0.11)	(0.12)	(0.13)
Net Realized Gain	(0.33)	—	—	—	(0.33)
Total Distributions	(0.45)	(0.10)	(0.11)	(0.12)	(0.46)
Net Asset Value, End of Period	$11.09	$10.51	$9.31	$7.21	$9.67
Total Return	9.81%	14.07%	30.86%	(24.32)%	(1.89)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$101,499	$75,189	$72,180	$46,757	$24,597
Ratio of Expenses to Average Net Assets (2)	0.93%	0.95%	0.95%	0.95%	0.95%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.93%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	1.10%	1.05%	1.37%	1.44%	1.25%
Portfolio Turnover Rate	46%	84%	130%	45%	50%
(2)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	0.99%	1.02%	1.01%	1.04%
Net Investment Income (Loss) to Average Net Assets	N/A	1.01%	1.30%	1.38%	1.17%
†	Per share amount is based on average shares outstanding.

The accompanying notes are an integral part of the financial statements.	127

2005 Annual Report

December 31, 2005

Financial Highlights

Small Company Growth Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.50	$10.81	$7.50	$9.65	$10.99
Income (Loss) from Investment Operations
Net Investment Income (Loss)	(0.00)†‡	(0.09)†	(0.09)†	(0.07)†	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	1.72	2.16	3.40	(2.08)	(1.28)
Total from Investment Operations	1.72	2.07	3.31	(2.15)	(1.34)
Distributions from and/or in Excess of:
Net Realized Gain	(1.33)	(0.38)	—	—	(0.00)‡
Redemption Fees	0.00 ‡	—	—	—	—
Net Asset Value, End of Period	$12.89	$12.50	$10.81	$7.50	$9.65
Total Return	13.55%	19.17%	44.13%	(22.28)%	(12.18)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$896,204	$651,276	$299,198	$74,554	$82,300
Ratio of Expenses to Average Net Assets (1)	1.04%	1.10%	1.10%	1.10%	1.10%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.04%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	(0.04)%	(0.79)%	(0.93)%	(0.82)%	(0.69)%
Portfolio Turnover Rate	73%	111%	160%	133%	144%
(1)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	1.16%	1.26%	1.22%	1.25%
Net Investment Income (Loss) to Average Net Assets	N/A	(0.85)%	(1.09)%	(0.94)%	(0.83)%

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.02	$10.43	$7.26	$9.36	$10.68
Income (Loss) from Investment Operations
Net Investment Income (Loss)	(0.03)†	(0.11)†	(0.10)†	(0.09)†	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	1.65	2.08	3.27	(2.01)	(1.26)
Total from Investment Operations	1.62	1.97	3.17	(2.10)	(1.32)
Distributions from and/or in Excess of:
Net Realized Gain	(1.33)	(0.38)	—	—	(0.00)‡
Net Asset Value, End of Period	$12.31	$12.02	$10.43	$7.26	$9.36
Total Return	13.35%	18.79%	43.80%	(22.44)%	(12.35)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$808,493	$713,733	$484,136	$215,899	$184,099
Ratio of Expenses to Average Net Assets (2)	1.29%	1.35%	1.35%	1.35%	1.35%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.29%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	(0.24)%	(1.02)%	(1.18)%	(1.07)%	(0.97)%
Portfolio Turnover Rate	73%	111%	160%	133%	144%
(2)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	1.41%	1.51%	1.47%	1.50%
Net Investment Income (Loss) to Average Net Assets	N/A	(1.09)%	(1.34)%	(1.19)%	(1.12)%
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.

128	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Financial Highlights

U.S. Large Cap Growth Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$16.88	$15.74	$12.49	$17.29	$20.51
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.02 †	0.09 †	0.05 †	0.03 †	0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.63	1.13	3.25	(4.80)	(3.08)
Total from Investment Operations	2.65	1.22	3.30	(4.77)	(3.07)
Distributions from and/or in Excess of:
Net Investment Income	(0.04)	(0.08)	(0.05)	(0.03)	—
Net Realized Gain	—	—	—	—	(0.15)
Total Distributions	(0.04)	(0.08)	(0.05)	(0.03)	(0.15)
Net Asset Value, End of Period	$19.49	$16.88	$15.74	$12.49	$17.29
Total Return	15.72%	7.75%	26.41%§	(27.64)%	(14.97)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$871,905	$554,097	$589,698	$432,207	$603,652
Ratio of Expenses to Average Net Assets (1)	0.65%	0.77%	0.80%	0.80%	0.80%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.65%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.13%	0.58%	0.34%	0.21%	0.05%
Portfolio Turnover Rate	106%	179%	131%	143%	94%
(1)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	0.82%	0.81%	0.81%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	0.32%	0.21%	0.06%

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$16.67	$15.55	$12.34	$17.08	$20.32
Income (Loss) from Investment Operations
Net Investment Income (Loss)	(0.03)†	0.05 †	0.01 †	(0.00)†‡	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.60	1.11	3.21	(4.74)	(3.05)
Total from Investment Operations	2.57	1.16	3.22	(4.74)	(3.09)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)	(0.04)	(0.01)	—	—
Net Realized Gain	—	—	—	—	(0.15)
Total Distributions	(0.03)	(0.04)	(0.01)	—	(0.15)
Net Asset Value, End of Period	$19.21	$16.67	$15.55	$12.34	$17.08
Total Return	15.41%	7.45%	26.13%§	(27.75)%	(15.26)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$35,678	$202,893	$199,591	$156,501	$223,646
Ratio of Expenses to Average Net Assets(2)	0.90%	1.02%	1.05%	1.05%	1.05%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.90%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	(0.17)%	0.33%	0.09%	(0.04)%	(0.22)%
Portfolio Turnover Rate	106%	179%	131%	143%	94%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	1.07%	1.06%	1.06%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	0.07%	(0.04)%	(0.22)%
†				Per share amount is based on average shares outstanding.
‡				Amount is less than $0.005 per share.
§

In 2003, performance was positively impacted by approximately 1.34%, due to the receipt of proceeds from the settlement of class action suits involving, primarily, one of the Portfolio’s holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares and Class B shares would have been approximately 25.07% and 24.79%, respectively.

The accompanying notes are an integral part of the financial statements.	129

2005 Annual Report

December 31, 2005

Financial Highlights

U.S. Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$23.21	$17.92	$13.55	$14.63	$14.50
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.45 †	0.40 †	0.48 †	0.52 †	0.60
Net Realized and Unrealized Gain (Loss) on Investments	3.58	6.17	4.55	(0.48)	0.71
Total from Investment Operations	4.03	6.57	5.03	0.04	1.31
Distributions from and/or in Excess of:
Net Investment Income	(0.44)	(0.42)	(0.48)	(0.52)	(0.57)
Net Realized Gain	(3.39)	(0.86)	(0.18)	(0.60)	(0.61)
Total Distributions	(3.83)	(1.28)	(0.66)	(1.12)	(1.18)
Net Asset Value, End of Period	$23.41	$23.21	$17.92	$13.55	$14.63
Total Return	17.66%	37.28%	37.61%	0.18%	9.27%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,209,668	$1,097,718	$897,551	$655,274	$696,871
Ratio of Expenses to Average Net Assets (1)	0.89%	0.97%	1.00%	0.99%	1.00%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.89%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.87%	2.02%	3.08%	3.49%	4.19%
Portfolio Turnover Rate	33%	21%	17%	47%	33%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	1.01%	0.99%	1.01%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	3.07%	3.49%	4.18%

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$23.04	$17.80	$13.47	$14.55	$14.45
Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.38 †	0.35 †	0.45 †	0.45 †	0.56 †
Net Realized and Unrealized Gain (Loss) on Investments	3.56	6.13	4.50	(0.45)	0.68
Total from Investment Operations	3.94	6.48	4.95	—	1.24
Distributions from and/or in Excess of:
Net Investment Income	(0.38)	(0.38)	(0.44)	(0.48)	(0.53)
Net Realized Gain	(3.39)	(0.86)	(0.18)	(0.60)	(0.61)
Total Distributions	(3.77)	(1.24)	(0.62)	(1.08)	(1.14)
Net Asset Value, End of Period	$23.21	$23.04	$17.80	$13.47	$14.55
Total Return	17.37%	36.95%	37.23%	(0.07)%	8.78%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$157,650	$149,180	$70,146	$31,584	$23,198
Ratio of Expenses to Average Net Assets (2)	1.14%	1.22%	1.25%	1.24%	1.25%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.14%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	1.60%	1.76%	2.83%	3.24%	3.96%
Portfolio Turnover Rate	33%	21%	17%	47%	33%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	1.26%	1.24%	1.26%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	2.82%	3.24%	3.95%
†	Per share amount is based on average shares outstanding.

130	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Financial Highlights

Emerging Markets Debt Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$3.64	$3.53	$2.95	$2.95	$2.88
Income (Loss) from Investment Operations
Net Investment Income	0.27 †	0.26 †	0.25 †	0.27 †	0.21
Net Realized and Unrealized Gain (Loss) on Investments	0.19	0.10	0.59	0.06	0.09
Total from Investment Operations	0.46	0.36	0.84	0.33	0.30
Distributions from and/or in Excess of:
Net Investment Income	(0.23)	(0.25)	(0.26)	(0.33)	(0.23)
Redemption Fees	0.00 ‡	0.00 ‡	—	—	—
Net Asset Value, End of Period	$3.87	$3.64	$3.53	$2.95	$2.95
Total Return	12.78%	10.07%	28.46%	11.29%	10.57%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$92,294	$81,109	$54,647	$48,769	$52,561
Ratio of Expenses to Average Net Assets(1)	1.01%	1.04%^^	1.16%	1.06%	1.13%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.00%	1.04%	1.13%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets(1)	7.02%	7.33%	7.48%	8.79%	8.22%
Portfolio Turnover Rate	84%	151%	216%	157%	316%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	1.07%	N/A	N/A	N/A
Net Investment Income (Loss) to Average Net Assets	N/A	7.30%	N/A	N/A	N/A

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$3.72	$3.60	$3.00	$3.01	$2.92
Income (Loss) from Investment Operations
Net Investment Income	0.26 †	0.26 †	0.25 †	0.26 †	0.30
Net Realized and Unrealized Gain (Loss) on Investments	0.21	0.10	0.60	0.05	0.02
Total from Investment Operations	0.47	0.36	0.85	0.31	0.32
Distributions from and/or in Excess of:
Net Investment Income	(0.23)	(0.24)	(0.25)	(0.32)	(0.23)
Net Asset Value, End of Period	$3.96	$3.72	$3.60	$3.00	$3.01
Total Return	12.54%	9.90%	28.34%	10.34%	10.50%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$596	$437	$429	$343	$429
Ratio of Expenses to Average Net Assets(2)	1.26%	1.29%^^	1.41%	1.31%	1.38%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.25%	1.29%	1.38%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets(2)	6.70%	7.07%	7.23%	8.54%	7.97%
Portfolio Turnover Rate	84%	151%	216%	157%	316%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	1.32%	N/A	N/A	N/A
Net Investment Income (Loss) to Average Net Assets	N/A	7.04%	N/A	N/A	N/A
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
^^

Effective May 1, 2004, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class A shares and 1.25% for Class B shares. Prior to May 1, 2004, these maximum ratios were 1.75% for Class A shares and 2.00% for Class B shares.

The accompanying notes are an integral part of the financial statements.	131

2005 Annual Report

December 31, 2005

Financial Highlights

Money Market Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Income (Loss) from Investment Operations
Net Investment Income	0.029	0.009	0.007 †	0.013	0.038
Distributions from and/or in Excess of:
Net Investment Income	(0.029)	(0.009)	(0.007)	(0.013)	(0.038)
Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	2.89%	0.93%	0.64%	1.30%	3.82%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$416,220	$546,866	$795,399	$1,369,935	$2,706,283
Ratio of Expenses to Average Net Assets	0.41%	0.47%	0.51%	0.48%	0.48%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.41%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	2.81%	0.87%	0.69%	1.32%	3.90%

Municipal Money Market Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Income (Loss) from Investment Operations
Net Investment Income	0.020	0.008	0.005†	0.009	0.022
Distributions from and/or in Excess of:
Net Investment Income	(0.020)	(0.008)	(0.005)	(0.009)	(0.022)
Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	2.07%	0.75%	0.50%	0.90%	2.23%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$317,143	$449,318	$511,551	$910,426	$1,346,818
Ratio of Expenses to Average Net Assets	0.40%	0.48%	0.50%	0.48%	0.49%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.40%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	2.00%	0.74%	0.54%	0.90%	2.25%
†	Per share amount is based on average shares outstanding.

132	The accompanying notes are an integral part of the financial statements.

2005 Annual Report

December 31, 2005

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Fund is comprised of seventeen separate, active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”). Each Portfolio (with the exception of the International Small Cap, Money Market and Municipal Money Market Portfolios) offers two classes of shares - Class A and Class B. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights. Effective August 25, 2005, the European Real Estate Portfolio changed its name to theInternational Real Estate Portfolio. Effective November 1, 2005, the Equity Growth Portfolio and the Value Equity Portfolio changed their names to the U.S. Large Cap Growth Portfolio and the Large Cap Relative Value Portfolio, respectively. Effective December 27, 2005, the International Growth Equity Portfolio commenced operations.

For detailed descriptions of the investment objectives of each of the Portfolios and other related information, please refer to the Prospectuses of the Fund. Generally, the investment objective of the domestic and international equity portfolios is to seek capital appreciation by investing in equity and equity related securities. The investment objective of the international fixed income portfolio is primarily to seek a high total return consistent with preservation of capital. Generally, the investment objective of the money market portfolios is to seek current income and preserve capital.

The Global Franchise Portfolio will suspend offering of shares to new investors when assets in the Portfolio reach $100 million. The International Equity Portfolio and International Small Cap Portfolio are currently closed to new investors. However, these three Portfolios will continue to offer shares as follows: (1) through certain retirement plan accounts, (2) to clients of registered investment advisors who currently offer shares of the Portfolios in their discretionary asset allocation programs, (3) through certain endowments and foundations, (4) to clients of family office practices where shares of the Portfolios are held by family members of such clients, (5) to directors and trustees of the Morgan Stanley Funds, (6) to Morgan Stanley and its affiliates and their employees, and (7) to benefit plans sponsored by Morgan Stanley and its affiliates. The Portfolios will continue to offer shares of the Portfolios to existing shareholders and may recommence offering shares of the Portfolios to other new investors in the future.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.     Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value. Securities owned by the Money Market and Municipal Money Market Portfolios are stated at amortized cost, which approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of

2005 Annual Report

December 31, 2005

Notes to Financial Statements (cont’d)

business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2.     Repurchase Agreements: The Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Portfolios, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

3.     Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank, prior to the close of the NYSE, as follows:

• investments, other assets and liabilities-at the prevailing rates of exchange on the valuation date;

• investment transactions, investment income and expenses-at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statements of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statements of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of government supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign shares” market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued on the Portfolio of Investments.

4.     Foreign Currency Exchange Contracts: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related

2005 Annual Report

December 31, 2005

Notes to Financial Statements (cont’d)

receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Credit risk may arise upon entering into these contracts from the potential inability of counterparts to meet the terms of their contracts and is generally limited to the amount of the unrealized gains on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5.     Loan Agreements: Certain Portfolios may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions (“Lenders”) deemed to be creditworthy by the investment adviser. A Portfolio’s investments in Loans may be in the form of participation in Loans (“Participation”) or assignments of all or a portion of Loans (“Assignments”) from third parties. A Portfolio’s investment in a Participation typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolios have the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolios generally have no right to enforce compliance by the borrower under the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Portfolio. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

6.     Short Sales: Certain Portfolios may sell securities short.A short sale is a transaction in which a Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. Dividends and interest payable on such securities sold short are included in dividend expense and interest expense, respectively, in the Statements of Operations. A Portfolio’s obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the Portfolio’s records or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

7.     Securities Lending: Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase ordecrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. Portfolios that lend securities receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-qualityshort-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolios’ Statements of Operations in interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the

2005 Annual Report

December 31, 2005

Notes to Financial Statements (cont’d)

amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at December 31, 2005 are as follows:

	Value of
	Loaned	Value of
	Securities	Collateral
Portfolio	(000)	(000)
Active International Allocation	$ 61,520	$ 65,097
Emerging Markets	94,556	98,534
Global Value Equity	4,875	5,083
International Equity	509,480	540,416
International Magnum	7,006	7,396

The following Portfolios had income from securities lending (after rebates to borrowers and fee paid to securities lending agent):

Net Interest
Earned by
Portfolio
Portfolio	(000)
Active International Allocation	$417
Emerging Markets	541
Global Value Equity	26
International Equity	8,199
International Magnum	63

8.     Structured Securities: The Emerging Markets Debt Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Portfolio to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments; however, any loss is limited to the amount of the original investment.

9.     Futures: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government securities or other high grade liquid investments deposited with brokers or custodians as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation).

When futures contracts are closed, the difference between the opening value at the date the contract was entered into and the value at closing is recorded as a realized gain or loss in the Statements of Operations. Due from (to) broker includes both initial margin and variation margin, as stated in the Statements of Assets and Liabilities.

Certain Portfolios may use futures contracts in order to manage their exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of hedged investments.

10.  Purchased and Written Options: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, a Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. Each Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to

2005 Annual Report

December 31, 2005

Notes to Financial Statements (cont’d)

loss for any purchased option is limited to the premium initially paid for the option.

11.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and BRCP REIT LLC I, the Portfolio has made a subscription commitment of $7,000,000 for which it will receive 7,000,000 shares of common stock. As of December 31, 2005, BRCP REIT LLC I has drawn down $4,616,681 which represents 66.0% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Keystone Industrial Fund, L.P., the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 7,500,000 shares of common stock. As of December 31, 2005, Keystone Industrial Fund, L.P. has drawn down $25,068, which represents 0.3% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Cabot 2 Industrial Value Fund, L.P., the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 15,000 shares of common stock. As of December 31, 2005, Cabot 2 Industrial Value Fund, L.P. has drawn down $500,000, which represents 6.67% of the commitment.

12.  Redemption Fees: The following redemption fees are designed to protect each Portfolio and its shareholders from the effects of short-term trading. Through August 28, 2005, shares of the Active International Allocation, Emerging Markets, Global Franchise, Global Value Equity, International Equity, International Magnum, International Real Estate, International Small Cap and Emerging Markets Debt Portfolios redeemed within 60 days of purchase may be subject to a 2% redemption fee.

Effective August 29, 2005 (December 27, 2005 for the International Growth Equity Portfolio), the Board of Directors of the Fund approved the following: Shares of the Active International Allocation, Emerging Markets, Global Franchise, Global Value Equity, International Equity, International Growth Equity, International Magnum, International Real Estate, International Small Cap, Small Company Growth, U.S. Real Estate and Emerging Markets Debt Portfolios redeemed within 30 days of purchase may be subject to a 2% redemption fee. Shares of Focus Equity, Large Cap Relative Value and U.S. Large Cap Growth Portfolios redeemed within 7 days of purchase may be subject to a 2% redemption fee. These fees, if any, are included on the Statements of Changes in Net Assets.

13.  Restricted Securities: Certain Portfolios may invest in unregistered or otherwise restricted securities. The term restricted securities refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Portfolio would, in either case, bear market risks during that period.

14.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Dividends to the shareholders of the Money Market and the Municipal Money Market Portfolios are accrued daily and are distributed on or about the 15th of each month.

The U.S. Real Estate Portfolio owns shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Fund with investment advisory services under the

2005 Annual Report

December 31, 2005

Notes to Financial Statements (cont’d)

terms of an Investment Advisory Agreement (the “Agreement”) at the annual rates of the average daily net assets indicated below. MS Investment Management has voluntarily agreed to waive fees payable to it and to reimburse the Portfolios for certain expenses, after giving effect to custody fee offsets, if necessary, if the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

			Maximum
			Expense Ratio
	Average Daily	Advisory
Portfolio	Net Assets	Fee	Class A	Class B
Active International
Allocation	first $1.0 billion	0.65%	0.80%	1.05%
	over $1.0 billion	0.60
Emerging Markets	first $500 million	1.25	1.65	1.90
	next $500 million	1.20
	next $1.5 billion	1.15
	over $2.5 billion	1.00
Global Franchise	first $500 million	0.80	1.00	1.25
	next $500 million	0.75
	over $1.0 billion	0.70
Global Value Equity	first $1.0 billion	0.67	1.00	1.25
	next $500 million	0.645
	next $1.0 billion	0.62
	next $1.0 billion	0.595
	next $1.0 billion	0.57
	over $4.5 billion	0.545
International Equity	first $10 billion	0.80	1.00	1.25
	over $10 billion	0.75
International Growth	first $1.0 billion	0.75	1.00	1.25
Equity	over $1.0 billion	0.70
International Magnum	first $500 million	0.80	1.00	1.25
	next $500 million	0.75
	over $1.0 billion	0.70
International Real Estate		0.80	1.00	1.25
International Small Cap	first $1.5 billion	0.95	1.15	N/A
	over $1.5 billion	0.90
Focus Equity	first $1.0 billion	0.50	1.00	1.25
	next $1.0 billion	0.45
	next $1.0 billion	0.40
	over $3.0 billion	0.35
Large Cap Relative	first $150 million	0.50	0.70	0.95
Value	next $100 million	0.45
	next $100 million	0.40
	over $350 million	0.35
Small Company Growth	first $1.0 billion	0.92	1.10	1.35
	next $500 million	0.85
	over $1.5 billion	0.80
U.S. Large Cap Growth	first $1.0 billion	0.50	0.80	1.05
	next $1.0 billion	0.45
	next $1.0 billion	0.40
	over $3.0 billion	0.35
U.S. Real Estate	first $500 million	0.80	1.00	1.25
	next $500 million	0.75
	over $1.0 billion	0.70
Emerging Markets Debt	first $500 million	0.75	1.00	1.25
	next $500 million	0.70
	over $1.0 billion	0.65
Money Market		0.30	0.55	N/A
Municipal Money Market		0.30	0.57	N/A

The table above reflects the current investment advisory fees and maximum expense ratios for the Portfolios effective June 1, 2005. Prior to June 1, 2005, the investment advisory fees for some Portfolios were as follows:

	Average Daily Net	Advisory
Portfolio	Assets	Fee
Active International Allocation		0.65%
International Equity		0.80
International Small Cap		0.95
Focus Equity		0.80
Small Company Growth	first $1.0 billion	0.92
	over $1.0 billion	0.85

Fee waivers and/or expense reimbursements are voluntary and may be commenced or terminated at any time. For the year ended December 31, 2005, the Portfolios had advisory fees waived and/or certain expenses reimbursed as follows:

Advisory Fees
Waived
Portfolio	(000)
Active International Allocation	$192
Global Franchise	54
International Growth Equity	17
International Magnum	122
International Real Estate	148

The Adviser has entered into Sub-Advisory Agreements with Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Asset & Investment Trust Management Co., Limited and Morgan Stanley Investment Management Company (each a “Sub- Adviser”), all wholly-owned subsidiaries of Morgan Stanley. The Sub-Advisers, subject to the control and supervision of the Fund, its officers, Directors and the Adviser, and in accordance with the investment objectives, policies and restrictions of the Portfolios, make certain day-to-day investment decisions for certain Portfolios and place certain of the Portfolios’ purchase and sales orders. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolios which receive these services.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Fund with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.08% of the average daily net assets of each non-money market Portfolio and 0.05% of the average daily net assets of each money market Portfolio. Under an agreement between the Administrator and J.P. Morgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the

2005 Annual Report

December 31, 2005

Notes to Financial Statements (cont’d)

Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. Administration costs (including out-ofpocket expenses) incurred in the ordinary course of providing services under the administration agreement, except pricing services and extraordinary expenses, are covered under the administration fee. Transfer Agency expenses will be borne by the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides Class B shareholders of the applicable Portfolios with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The distribution fee is an asset-based fee to compensate the Distributor for distribution efforts and/or servicing of accounts. Under the Plan, each Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Class B shares’ average daily net assets. Prior to May 1, 2005, the distribution fee was paid on a quarterly basis. The Distributor may voluntarily waive from time to time all or any portion of its distribution fee. Prior to April 29, 2005, Morgan Stanley & Co., Incorporated, a wholly-owned subsidiary of Morgan Stanley and an affiliate of MS Investment Management served as the distributor under the same terms as discussed above.

E. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of each applicable Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statements of Operations.

F. Purchases and Sales: During the year ended December 31, 2005, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

	Purchases	Sales
Portfolio	(000)	(000)
Active International Allocation	$287,285	$129,020
Emerging Markets	969,326	850,752
Global Franchise	34,553	14,131
Global Value Equity	34,098	28,997
International Equity	2,237,094	2,905,773
International Growth Equity	5,018	93
International Magnum	29,069	29,275
International Real Estate	254,844	71,932

	Purchases	Sales
Portfolio	(000)	(000)
International Small Cap	$627,829	$715,807
Focus Equity	45,025	51,435
Large Cap Relative Value	101,258	80,111
Small Company Growth	1,182,450	1,064,247
U.S. Large Cap Growth	775,768	729,217
U.S. Real Estate	402,450	447,858
Emerging Markets Debt	69,069	60,722

Included in the aforementioned transactions are purchases with other Morgan Stanley Portfolios as follows:

Affiliated Purchases
Portfolio	(000)
U.S. Large Cap Growth	$ 203,687
U.S. Real Estate	49,646

There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2005.

During the year ended December 31, 2005, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., an affiliated broker/dealer:

Brokerage
Commissions
Portfolio	(000)
Emerging Markets	$29
Focus Equity	2
Small Company Growth	1
U.S. Large Cap Growth	7
U.S. Real Estate	1

Additionally, during the year ended December 31, 2005, Emerging Markets Portfolio paid $10,000 brokerage commissions to China International Capital Corporation (Hong Kong) Limited (CICC), an affiliated broker/dealer.

G. Federal Income Taxes: It is each Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The Municipal Money Market Portfolio’s ordinary income distributions

2005 Annual Report

December 31, 2005

Notes to Financial Statements (cont’d)

shown below include tax-exempt as well as taxable components.

The tax character of distributions paid during 2005 and 2004 were as follows:

	2005 Distributions		2004 Distributions
	Paid From:		Paid From:
	Ordinary	Long-term	Ordinary	Long-term
	Income	Capital Gain	Income	Capital Gain
Portfolio	(000)	(000)	(000)	(000)
Active International Allocation	$8,215	$—	$10,343	$—
Emerging Markets	25,099	—	9,929	—
Global Franchise	1,929	4,585	973	3,259
Global Value Equity	2,100	3,639	1,126	272
International Equity	179,447	537,969	231,683	446,239
International Magnum	1,286	—	1,928	—
International Real Estate	7,106	10,170	832	—
International Small Cap	37,511	176,515	37,896	68,519
Focus Equity	98	—	103	—
Large Cap Relative Value	2,275	5,946	2,112	—
Small Company Growth	50,209	114,786	—	40,919
U.S. Large Cap Growth	1,618	—	3,214	—
U.S. Real Estate	30,891	168,250	25,591	41,350
Emerging Markets Debt	5,446	—	5,272	—
Money Market	12,797	3	5,834	—
Municipal Money Market	8,127	2	3,503	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing and the deductibility of certain expenses.

Permanent differences, primarily due to REIT adjustments, gain (loss) on in-kind redemptions, foreign currency transactions, defaulted bonds, paydown adjustments and gains on certain equity securities designated as issued by “passive foreign investment companies,” resulted in the following reclassifications among the Portfolios’ components of net assets at December 31, 2005:

	Accumulated
	Undistributed
	(Distributions in
	Excess of) Net	Accumulated
	Investment	Net Realized
	Income (Loss)	Gain (Loss)	Paid-in Capital
Portfolio	(000)	(000)	(000)
Active International Allocation	$(6,727)	$6,727	$—
Emerging Markets	558	74	(632)
Global Franchise	92	(92)	—
Global Value Equity	(42)	42	—
International Equity	(38,323)	(21,122)	59,445
International Growth Equity	—	—	—
International Magnum	(468)	476	(8)
International Real Estate	744	(744)	—

	Accumulated
	Undistributed
	(Distributions in
	Excess of) Net	Accumulated
	Investment	Net Realized
	Income (Loss)	Gain (Loss)	Paid-in Capital
Portfolio	(000)	(000)	(000)
International Small Cap	$2,991	$(2,991)	$—
Focus Equity	175	—	(175)
Large Cap Relative Value	2	(2)	—
Small Company Growth	2,015	(2,015)	—
U.S. Large Cap Growth	18	(7,775)	7,757
U.S. Real Estate	(6)	6	—
Emerging Markets Debt	385	(368)	(17)
Money Market	4	(4)	—
Municipal Money Market	2	(2)	—

At December 31, 2005, the components of distributable earnings on a tax basis were as follows:

		Undistributed
	Undistributed	Long-term
	Ordinary Income	Capital Gain
Portfolio	(000)	(000)
Emerging Markets	$—	$16,226
Global Franchise	874	22
Global Value Equity	76	1,225
International Real Estate	2,402	2,260
International Small Cap	11,939	50,582
Large Cap Relative Value	—	4,369
Small Company Growth	—	11,545
U.S. Real Estate	1,499	41,550
Money Market	132	—
Municipal Money Market	76	—

Any Portfolios not shown above had no distributable earnings on a tax basis at December 31, 2005. The undistributed ordinary income for the Municipal Money Market represents tax-exempt income.

At December 31, 2005, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

				Net
			Deprecia-	Appreciation
	Cost	Appreciation	tion	(Depreciation)
Portfolio	(000)	(000)	(000)	(000)
Active International Allocation	$735,053	$128,375	$(11,368)	$117,007
Emerging Markets	1,472,131	547,963	(51,400)	496,563
Global Franchise	69,328	21,717	(2,050)	19,667
Global Value Equity	99,824	16,042	(2,254)	13,788
International Equity	7,003,987	1,347,481	(58,698)	1,288,783
International Growth Equity	4,924	13	(46)	(33)
International Magnum	99,894	18,778	(2,340)	16,438
International Real Estate	238,895	18,919	(2,108)	16,811
International Small Cap	1,123,996	302,395	(29,646)	272,749
Focus Equity	54,786	13,339	(1,653)	11,686
Large Cap Relative Value	186,936	22,065	(3,739)	18,326
Small Company Growth	1,493,237	304,932	(72,224)	232,708
U.S. Large Cap Growth	796,838	122,596	(13,128)	109,468
U.S. Real Estate	892,154	470,573	(6,443)	464,130

2005 Annual Report

December 31, 2005

Notes to Financial Statements (cont’d)

				Net
			Deprecia-	Appreciation
	Cost	Appreciation	tion	(Depreciation)
Portfolio	(000)	(000)	(000)	(000)
Emerging Markets Debt	$88,502	$5,409	$(1,670)	$3,739
Money Market	417,171	—	—	—
Municipal Money Market	316,701	—	—	—

At December 31, 2005, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Expiration Date December 31, (000)
Portfolio	2006	2007	2008	2009	2010	2011	2012	Total
Active
International	$—	$—	$—	$—	$28,460	$25,582	$—	$54,042
Allocation
International
Magnum	—	—	—	—	980	2,376	—	3,356
Focus Equity	—	—	—	7,298	21,111	—	296	28,705
Small Company
Growth*	—	—	—	6,427	18,090	—	—	24,517
U.S. Large Cap
Growth	—	—	—	—	51,387	22,406	—	73,793
Emerging
Markets Debt	73,361	9,761	—	778	—	—	—	83,900

*Capital loss carryover from target fund.

The amounts reflected in the capital loss carryforward table above for the Small Company Growth Portfolio represent capital loss carryforward acquired from MSIFT Small Cap Growth Portfolio after limitations pursuant to Internal Revenue Code, Section 383.

During the year ended December 31, 2005, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately:

Capital Loss
Carry forward
Utilized
Portfolio	(000)
Active International Allocation	$37,952
Emerging Markets	211,939
International Magnum	9,029
International Real Estate	298
Focus Equity	2,897
Large Cap Relative Value	4,493
Small Company Growth	5,561
U.S. Large Cap Growth	35,173
Emerging Markets Debt	1,995

The Small Company Growth Portfolio utilized approximately $5,561,000 of capital losses acquired from MSIFT Small Cap Growth Portfolio for federal tax purposes during the year ended December 31, 2005.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital, passive investment company (PFIC), and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2005, the Portfoliodeferred to January 3, 2006 for U.S. Federal income tax purposes, post-October capital, PFIC and currency losses as indicated:

	Capital	Currency
	Losses	Losses
Portfolio	(000)	(000)
Active International Allocation	$ —	$1,932
Emerging Markets	—	3,081
Global Value Equity	—	2
International Growth Equity	@—	1
International Magnum	2	227
International Real Estate	—	@—
International Small Cap	—	51
U.S. Real Estate	—	3
Emerging Markets Debt	—	8

For the year ended December 31, 2005, the International Equity Portfolio and U.S. Large Cap Growth Portfolio realized gains from in-kind redemptions of $105,351,000 and $8,386,000, respectively. The gains are not taxable income to the Portfolios.

H. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Other: The net assets of certain Portfolios include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities. Further, at times certain of the Portfolios’ investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

The Emerging Markets Debt Portfolio holds a significant portion of its investments in securities which are traded by a small number of market makers who may also be utilized by the Portfolio to provide pricing information used to value such investments. The amounts realized upon disposition of these securities may differ from the value reflected on the Statements of Assets and Liabilities.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to

2005 Annual Report

December 31, 2005

Notes to Financial Statements (cont’d)

entries in the issuer’s share register. In Russia, currently no central registration system exists and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a counterparty’s failure to complete the transaction.

A portion of the securities of the Municipal Money Market Portfolio are insured by certain companies specializing in the insurance of municipal debt obligations. At December 31, 2005, approximately 21.7% of the net assets of the Municipal Money Market Portfolio are covered by such insurance. The insurers and their obligations are as follows:

Percentage of
Insurer	Net Assets
FSA	8.6%
FGIC	4.2
AMBAC	4.1
MBIA	2.7
Radian	1.3
FHA	0.8

At December 31, 2005, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios.

These Portfolios and the aggregate percentage of such owners were as follows:

	Percentage of Ownership

Portfolio	Class A	Class B
Active International Allocation	67.4%	76.8%
Emerging Markets	18.3	94.7
Global Franchise	37.6	—
Global Value Equity	82.8	96.1
International Equity	—	75.1
International Growth Equity	100.0	100.0
International Magnum	96.8	86.9
International Real Estate	44.4	86.7
International Small Cap	30.1	N/A
Focus Equity	75.2	68.3
Large Cap Relative Value	84.9	99.2
Small Company Growth	34.2	56.7
U.S. Large Cap Growth	85.6	77.9
U.S. Real Estate	60.7	77.3
Emerging Markets Debt	90.0	97.4

2005 Annual Report

December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Morgan Stanley Institutional Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Morgan Stanley Institutional Fund, Inc. (the “Fund”) (comprising, respectively, the Active International Allocation Portfolio, EmergingMarkets Portfolio, Global Franchise Portfolio, Global Value Equity Portfolio, International Equity Portfolio, International Growth Equity Portfolio, International Magnum Portfolio, International Real Estate Portfolio, International Small Cap Portfolio, Focus Equity Portfolio, Large Cap Relative Value Portfolio, Small Company Growth Portfolio, U.S. Large Cap Growth Portfolio, U.S. Real Estate Portfolio, Emerging Markets Debt Portfolio, Money Market Portfolio and Municipal Money Market Portfolio), as of December 31, 2005, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios constituting the Morgan Stanley Institutional Fund, Inc. at December 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 13, 2006

2005 Annual Report

December 31, 2005

Federal Income Tax Information (unaudited)

For the year ended December 31, 2005, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders for the Global Franchise, Global Value Equity, Focus Equity, Large Cap Relative Value, Small Company Growth, U.S. Large Cap Growth and U.S. Real Estate Portfolios are 20.0%, 59.0%, 99.7%, 100.0%, 27.0%, 100.0% and 3.8%, respectively.

For the year ended December 31, 2005, the percentage of income earned from direct U.S. Treasury Obligations for the Money Market Portfolio is 3.4%.

For the year ended December 31, 2005, the percentage of exempt interest dividends paid by the Municipal Money Market Portfolio is 99.9%.

For the year ended December 31, 2005, the following Portfolios intend to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

	Foreign	Foreign
	Tax Credit	Source
	Pass-Through	Income
Portfolio	(000)	(000)
Emerging Markets	$1,407	$32,665
Global Franchise	77	1,623
Global Value Equity	57	1,433
International Real Estate	189	3,950
International Small Cap	2,122	32,838

*Amounts based on October 31 tax year end.

Each applicable Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal tax return:

Long-term
Capital Gain - 20%
Portfolio	(000)

Global Franchise

Global Value Equity

International Equity

International Real Estate

Large Cap Relative Value

International Small Cap

Small Company Growth

U.S. Real Estate

Municipal Money Market

Money Market

$ 4,585 3,639 537,969 10,170 5,946 176,515 114,786 168,250 2 3

2005 Annual Report

December 31, 2005

Federal Income Tax Information (unaudited) (cont’d)

For the year ended December 31, 2005, qualified dividend income for each applicable Portfolio totaled:

Qualifying
Dividend
Income
Portfolio	(000)

Active International Allocation

Emerging Markets

Focus Equity

Global Franchise

Global Value Equity

International Equity

International Magnum

International Real Estate

International Small Cap

Large Cap Relative Value

Small Company Growth

U.S. Large Cap Growth

$4,152 21,596 98 1,979 2,146 113,605 873 1,507 24,796 2,277 13,759 1,618

For the year ended December 31, 2005, qualified interest income for each applicable Portfolio totaled:

Qualifying
Interest
Income
Portfolio	(000)
Money Market	$ 12,136
Municipal Money Market	8,129

2005 Annual Report

December 31, 2005

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of	Position(s) Held with	Term of Office and Length of		Numberof Portfolios in Fund Complex Overseen by
Director	Registrant	Time Served*	Principal Occupation(s) During Past 5 Years	Director**	Other Directorships Held by Director
Michael Bozic (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Director since July 2003	Private investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.	197	Director of various business organizations.

Edwin J. Garn (73) 1031 N. Chartwell Court Salt Lake City, UT 84103	Director	Director since July 2003	Consultant: Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (2000 - 2004) (lobbying and consulting firm); United States Senator (R- Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	197

Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and The Boeing Company) and Nuskin Asia Pacific (multi-level marketing); member of the board of various civic and charitable organizations.

Wayne E. Hedien (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Director since July 2003	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	197	Director of the PMI Group Inc. (private mortgage insurance); Director and Vice Chairman of The Field Museum of Natural History; director of various other business and charitable organizations.

Dr. Manuel H. Johnson (56) c/o Johnson Smick Group Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Director	Director since July 2003	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	197	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holdings company).

Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Director since August 1994	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	198	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.

Michael E. Nugent (69) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Director	Director since July 2001	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	197	None.

Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Director since June 1992	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	198	Trustee and Director of certain investment companies in the J.P. Morgan Funds complex managed by J.P. Morgan Investment Management Inc.

2005 Annual Report

December 31, 2005

Director and Officer Information (cont’d)

Interested Directors:

				Number of
				Portfolios in
	Position(s)	Term of Office		Fund Complex
Name, Age and Address of	Held with	and Length of		Overseen by
Director	Registrant	Time Served*	Principal Occupation(s) During Past 5 Years	Director**	Other Directorships Held by Director
Charles A. Fiumefreddo (72) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Chairman of the Board and Director	Chairman of the Board and Director since July 2003	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	197	None.

James F. Higgins (57) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Director since July 2003	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of Morgan Stanley Distributors Inc. and Dean Witter Realty Inc.; previously President and Chief Operating Officer of the Private Client Group of Morgan Stanley (May 1999-August 2000), and President and Chief Operating Officer of Individual Securities of Morgan Stanley (February 1997-May 1999).	197	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*                 This is the earliest date the Director began serving the Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**          The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP and Morgan Stanley Investment Advisors Inc.).

Additional information about the Fund’s Directors can be found in the Fund’s Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-548-7786 or by accessing the Morgan Stanley Investment Management’s website at www.morganstanley.com/im. You may also retrieve this information on-line at the Securities and Exchange Commission’s web site at www.sec.gov.

2005 Annual Report

December 31, 2005

Director and Officer Information (cont’d)

Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (66) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY10020	President and Principal Executive Officer	President (since September 2005) and Principal Executive Officer (since July 2003)

President (since September 2005) and Principal Executive Officer of funds in the Fund Complex (since May 2003); Managing Director of Morgan Stanley & Co. Incorporated and Morgan Stanley; Managing Director and Director of Morgan Stanley Investment Management Inc., Morgan Stanley Distribution Inc. and Morgan Stanley Distributors Inc.; Managing Director, Chief Administrative Officer and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Chief Executive Officer and Director of Morgan Stanley Trust; Director of Morgan Stanley SICAV (since May 2005); President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; previously Executive Vice President (July 2003 - September 2005) of funds in the Fund Complex and the Van Kampen Funds. He was also previously President and Director of the Institutional Funds (March 2001 - July 2003), Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Chief Executive Officer and Chairman of Van Kampen Investor Services.

J. David Germany (51) Morgan Stanley Investment Management Ltd. 25 Cabot Square, Canary Wharf, London, United Kingdom E144QA	Vice President	Vice President since February 2006

Managing Director and Chief Investment Officer - Global Fixed Income of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc., and Van Kampen Asset Management. Managing Director and Director of Morgan Stanley Investment Management Ltd. Vice President (since February 2006) of the Morgan Stanley Retail Funds and Morgan Stanley Institutional Funds.

Dennis F. Shea (52) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since February 2006

Managing Director and Chief Investment Officer - Global Equity of Morgan Stanley Investment Management Inc., Morgan Stanley Investment Advisors Inc., and Van Kampen Asset Management. Vice(since February 2006) of the Morgan Stanley Retail Funds and Morgan Stanley Institutional Funds. Previously, Managing Director and Director of Global Equity Research at Morgan Stanley.

Barry Fink (50) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since July 2003

General Counsel (since May 2000) and Managing Director (since December 2000) of Morgan Stanley Investment Management Inc.; Managing Director (since December 2000) of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Vice President of the Retail Funds; Assistant Secretary of Morgan Stanley DW Inc.; Vice President of the Institutional Funds (since July 2003); Managing Director, Secretary and Director of Morgan Stanley Distributors Inc.; previously Secretary of the Retail Funds and General Counsel (February 1997- April 2004) of the Retail Funds; previously Secretary (1997-2006) and Director (1997-2005) of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; and Secretary and Director of Morgan Stanley Distributors Inc. (1997-2005).

Amy R. Doberman (43) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since July 2004

Managing Director and General Counsel, U.S. Investment Management; Managing Director (since July 2004) and Secretary (since February 2006) of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc., Managing Director and Secretary of Morgan Stanley Distributors Inc.(since February 2006); Managing Director (since February 2005) and Secretary (since February 2006) of Morgan Stanley Services Company Inc.; Vice President of the Institutional and Retail Funds (since July 2004); various positions with the Van Kampen Funds and certain of their service providers; previously, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (42) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Chief Compliance Officer since 2004

Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc.; formerly Assistant Secretary and Assistant General Counsel of the Morgan Stanley Retail Funds.

Stefanie V. Chang (39) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since December 1997

Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc.; Vice President of the Institutional Funds (since December 1997) and the Retail Funds (since July 2003); various positions with the Van Kampen Funds; formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance US LLP).

James W. Garrett (37) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Treasurer and Chief Financial Officer	Treasurer since February 2002; Chief Financial Officer since July 2003

Executive Director of Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc.; Treasurer and Chief Financial Officer of the Institutional Funds; previously with PriceWaterhouse LLP (now PriceWaterhouseCoopers LLP).

Michael J. Leary (40) J.P. Morgan Investor Services Co. 73 Tremont Street Boston, MA 02108	Assistant Treasurer	Assistant Treasurer since March 2003	Director and Vice President of Fund Administration, JPMorgan Investor Services Co. (formerly Chase Global Funds Services Company); formerly Audit Manager at Ernst & Young LLP.

Mary E. Mullin (38) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Secretary	Secretary since June 1999

Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc.; Secretary of the Institutional Funds and (since July 2003) the Retail Funds; formerly practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

*      This is the date the Officer began servin g the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

2005 Annual Report

December 31, 2005

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, NY 10020

Distributor

Morgan Stanley Distribution, Inc.

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, PA 19428-2899

Custodian

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, NY 10017

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10019

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116-5072

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’ssecond and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free
1-800-281-2715 or by visiting our website at www.morganstanley.com/im. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Printed in U.S.A.

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, NY 10020

MSIF: (800) 548-7786

© 2006 Morgan Stanley

IS06-00151P-Y12/05

Item 2. Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The Fund has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase “to the detriment of the Fund.”:

“Each Covered Officer must not use his personal influence or personal relationship improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally (directly or indirectly).”

Additionally, Exhibit B was amended to remove Mitchell M. Merin as a covered officer.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3. Audit Committee Financial Expert.

The Fund’s Board of Trustees/Directors has determined that it has two “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees/Directors:  Dr. Manuel H. Johnson and Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees/Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2005

	Registrant		Covered Entities(1)
Audit Fees	$484,334		N/A

Non-Audit Fees
Audit-Related Fees	$		$235,000	(2)
Tax Fees.	$45,938	(3)	$52,799	(4)
All Other Fees	$		$956,268	(5)
Total Non-Audit Fees.	$45,938		$1,244,067

Total	$530,272		$1,244,067

2004

	Registrant		Covered Entities(1)
Audit Fees	$461,270		N/A

Non-Audit Fees
Audit-Related Fees	$		$115,000	(2)
Tax Fees	$43,750	(3)	$100,829	(6)
All Other Fees	$		$60,985	(7)
Total Non-Audit Fees	$43,750		$276,814

Total	$505,020		$276,814

N/A- Not applicable, as not required by Item 4.

(1)          Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)          Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)          Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.

(4)          Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)          All Other Fees represent attestation services provided in connection with performance presentation standards and a compliance review project performed.

(6)          Tax Fees represent tax advice services provided to Covered Entities, including assistance in obtaining a private letter ruling and the research and identification of PFIC entities.

(7)          All Other Fees represent attestation services provided in connection with performance presentation standards.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)            Not applicable.

(g)           See table above.

(h)           The audit committee of the Board of Trustees/Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manual H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid.

(b) Not applicable.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Stanley Institutional Fund, Inc.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	February 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	February 9, 2006

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	February 9, 2006